      As filed with the Securities and Exchange Commission on April 26, 2010



                                                  Registration Nos. 333-147509
                                                                      811- 21851


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


  Registration Statement Under the Securities Act of 1933               [ ]
           Pre-Effective Amendment No.                                  [ ]
           Post-Effective Amendment No. 2                               [X]
  Registration Statement Under the Investment Company Act of 1940       [ ]
           Amendment No. 7                                              [X]


                  MetLife Investors USA Variable Life Account A
                           (Exact Name of Registrant)
                     MetLife Investors USA Insurance Company
                               (Name of Depositor)
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
              (Address of depositor's principal executive offices)
                              ---------------------
                            Richard C. Pearson, Esq.
                  Vice President and Associate General Counsel
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                     (Name and address of agent for service)

                                    Copy to:
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415



It is proposed that this filing will become effective (check appropriate box)



[ ]  immediately upon filing pursuant to paragraph (b)




[X]  on May 1, 2010 pursuant to paragraph (b)




[ ]  60 days after filing pursuant to paragraph (a)(1)



[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485



[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.

                                EXPLANATORY NOTE

This Registration Statement contains two Prospectuses (Version A and Version B). The two versions are substantially similar except for the funding options. The Prospectuses will be filed with the Commission pursuant to Rule 497 under the Securities Act of 1933. The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                              EQUITY ADVANTAGE VUL


                       SUPPLEMENT DATED MAY 1, 2010 TO THE


                          PROSPECTUS DATED MAY 1, 2010



     If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:


     1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

     2. You will not be subject to the monthly Policy Charge.

     3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.

                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                MetLife Investors USA Variable Life Account A of
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 989-3752

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A
Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio


FI Value Leaders Portfolio

Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio

Neuberger Berman Genesis Portfolio

Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST--Class A (except
  as noted)
American Funds Balanced Allocation Portfolio--
  Class B
American Funds Growth Allocation Portfolio--Class B
American Funds Moderate Allocation Portfolio--
  Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio
Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio


Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 1, 2010

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-7
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-11
HOW THE POLICY WORKS...................................................    A-16
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-17
     The Company.......................................................    A-17
     The Separate Account..............................................    A-17
     The Portfolios....................................................    A-17
     Share Classes of the Portfolios...................................    A-21
     Certain Payments We Receive with Regard to the Portfolios.........    A-21
     Selection of the Portfolios.......................................    A-21
     Voting Rights.....................................................    A-22
     Rights Reserved by MetLife Investors USA..........................    A-22
THE POLICIES...........................................................    A-23
     Purchasing a Policy...............................................    A-23
     Replacing Existing Insurance......................................    A-23
     Policy Owner and Beneficiary......................................    A-23
     24 Month Conversion Right.........................................    A-23
PREMIUMS...............................................................    A-24
     Flexible Premiums.................................................    A-24
     Amount Provided for Investment under the Policy...................    A-24
     Right to Examine Policy...........................................    A-25
     Allocation of Net Premiums........................................    A-25
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
  DESIGNATED OFFICE....................................................    A-26
     Payment of Proceeds...............................................    A-27
CASH VALUE.............................................................    A-27
DEATH BENEFITS.........................................................    A-28
     Death Proceeds Payable............................................    A-29
     Change in Death Benefit Option....................................    A-29
     Increase in Face Amount...........................................    A-30
     Reduction in Face Amount..........................................    A-30
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-31
     Surrender.........................................................    A-31
     Partial Withdrawal................................................    A-31
TRANSFERS..............................................................    A-33
     Transfer Option...................................................    A-33
AUTOMATED INVESTMENT STRATEGIES........................................    A-35

                                                                           PAGE
                                                                           ----
LOANS..................................................................    A-36
LAPSE AND REINSTATEMENT................................................    A-37
     Lapse.............................................................    A-37
     Reinstatement.....................................................    A-38
ADDITIONAL BENEFITS BY RIDER...........................................    A-38
THE FIXED ACCOUNT......................................................    A-39
     General Description...............................................    A-39
     Values and Benefits...............................................    A-39
     Policy Transactions...............................................    A-39
CHARGES................................................................    A-40
     Deductions from Premiums..........................................    A-41
     Surrender Charge..................................................    A-41
     Partial Withdrawal Charge.........................................    A-43
     Transfer Charge...................................................    A-43
     Illustration of Benefits Charge...................................    A-43
     Monthly Deduction from Cash Value.................................    A-43
     Loan Interest Spread..............................................    A-45
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-45
TAX CONSIDERATIONS.....................................................    A-46
     Introduction......................................................    A-46
     Tax Status of the Policy..........................................    A-46
     Tax Treatment of Policy Benefits..................................    A-46
     MetLife Investors USA's Income Taxes..............................    A-50
DISTRIBUTION OF THE POLICIES...........................................    A-51
LEGAL PROCEEDINGS......................................................    A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    A-53
FINANCIAL STATEMENTS...................................................    A-53
GLOSSARY...............................................................    A-54
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER
  VALUES...............................................................    A-56

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.


LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS


A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.


                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------


(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (11 in FL) (and,
                           with respect to a face
                           amount increase, in the
                           first ten Policy years
                           (11 in FL) after the
                           increase)


  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------


(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)

  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Policy Charge(3)

  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount       Monthly                    $15 in Policy year 1       $15 in Policy year 1
  between $50,000 and                                 $8 in Policy years 2+      $8 in Policy years 2+
  $249,999
---------------------------------------------------------------------------------------------------------
 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------
 Coverage Expense
 Charge(5)

  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)

  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10
---------------------------------------------------------------------------------------------------------


(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.


(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.


CHARGES FOR OPTIONAL FEATURES (RIDERS):

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------

 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider

  Minimum and Maximum      Monthly                    $.20 to $1.88 per $10 of   $.20 to $1.88 per $10 of
  Charge                                              initial daily benefit      initial daily benefit
                                                      amount                     amount

  Charge for a male        Monthly                    $.37 per $10 of initial    $.37 per $10 of initial
  insured, age 35, in                                 daily benefit amount       daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Acceleration of Death     At time of benefit         Not currently charged      One-time fee of $150
 Benefit Rider             payment
---------------------------------------------------------------------------------------------------------

 Overloan Protection       At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
 Rider                                                Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2009. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.28%      1.35%

     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                             DISTRIBUTION              ACQUIRED                CONTRACTUAL FEE   NET TOTAL
                                                AND/OR                FUND FEES  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
                                MANAGEMENT  SERVICE(12B-1)    OTHER      AND       OPERATING       EXPENSE       OPERATING
                                    FEE          FEES       EXPENSES  EXPENSES*    EXPENSES     REIMBURSEMENT   EXPENSES**
                                ----------  --------------  --------  ---------  ------------  ---------------  ----------
METROPOLITAN SERIES FUND, INC.
  -- CLASS A
Artio International Stock
  Portfolio...................     0.83%            --        0.13%     0.03%        0.99%          0.03%          0.96%(1)
Barclays Capital Aggregate
  Bond Index Portfolio........     0.25%            --        0.05%        --        0.30%          0.01%          0.29%(2)
BlackRock Aggressive Growth
  Portfolio...................     0.73%            --        0.06%        --        0.79%             --          0.79%
BlackRock Bond Income
  Portfolio...................     0.38%            --        0.05%        --        0.43%          0.03%          0.40%(3)
BlackRock Diversified
  Portfolio...................     0.46%            --        0.06%        --        0.52%             --          0.52%
BlackRock Large Cap Value
  Portfolio...................     0.64%            --        0.03%        --        0.67%             --          0.67%
BlackRock Legacy Large Cap
  Growth Portfolio............     0.73%            --        0.10%        --        0.83%          0.01%          0.82%(4)
Davis Venture Value
  Portfolio...................     0.71%            --        0.03%        --        0.74%          0.05%          0.69%(5)
FI Value Leaders Portfolio....     0.67%            --        0.10%        --        0.77%             --          0.77%
Jennison Growth Portfolio.....     0.62%            --        0.04%        --        0.66%          0.04%          0.62%(6)
Loomis Sayles Small Cap Core
  Portfolio...................     0.90%            --        0.09%        --        0.99%          0.05%          0.94%(7)
Loomis Sayles Small Cap Growth
  Portfolio...................     0.90%            --        0.45%        --        1.35%          0.05%          1.30%(8)
Met/Artisan Mid Cap Value
  Portfolio...................     0.82%            --        0.05%        --        0.87%             --          0.87%(9)
MetLife Mid Cap Stock Index
  Portfolio...................     0.25%            --        0.10%     0.01%        0.36%          0.01%          0.35%(2)
MetLife Stock Index
  Portfolio...................     0.25%            --        0.03%        --        0.28%          0.01%          0.27%(2)
MFS(R) Total Return
  Portfolio...................     0.54%            --        0.06%        --        0.60%             --          0.60%
MFS(R) Value Portfolio........     0.71%            --        0.03%        --        0.74%          0.08%          0.66%(10)
Morgan Stanley EAFE(R) Index
  Portfolio...................     0.30%            --        0.14%     0.01%        0.45%          0.01%          0.44%(11)
Neuberger Berman Genesis
  Portfolio...................     0.85%            --        0.09%        --        0.94%          0.03%          0.91%(12)
Neuberger Berman Mid Cap Value
  Portfolio...................     0.65%            --        0.07%        --        0.72%             --          0.72%
Oppenheimer Global Equity
  Portfolio...................     0.53%            --        0.11%        --        0.64%             --          0.64%
Russell 2000(R) Index
  Portfolio...................     0.25%            --        0.10%        --        0.35%          0.01%          0.34%(2)
T. Rowe Price Large Cap Growth
  Portfolio...................     0.60%            --        0.07%        --        0.67%             --          0.67%
T. Rowe Price Small Cap Growth
  Portfolio...................     0.51%            --        0.11%        --        0.62%             --          0.62%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio...................     0.62%            --        0.07%        --        0.69%          0.04%          0.65%(13)
Western Asset Management U.S.
  Government Portfolio........     0.48%            --        0.04%        --        0.52%          0.01%          0.51%(14)
MetLife Conservative
  Allocation Portfolio........     0.10%            --        0.02%     0.58%        0.70%          0.02%          0.68%(15)
MetLife Conservative to
  Moderate Allocation
  Portfolio...................     0.09%            --        0.01%     0.63%        0.73%             --          0.73%(16)
MetLife Moderate Allocation
  Portfolio...................     0.07%            --           --     0.67%        0.74%             --          0.74%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio........     0.07%            --           --     0.71%        0.78%             --          0.78%(16)
MetLife Aggressive Allocation
  Portfolio...................     0.10%            --        0.04%     0.74%        0.88%          0.04%          0.84%(15)

                                             DISTRIBUTION              ACQUIRED                CONTRACTUAL FEE   NET TOTAL
                                                AND/OR                FUND FEES  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
                                MANAGEMENT  SERVICE(12B-1)    OTHER      AND       OPERATING       EXPENSE       OPERATING
                                    FEE          FEES       EXPENSES  EXPENSES*    EXPENSES     REIMBURSEMENT   EXPENSES**
                                ----------  --------------  --------  ---------  ------------  ---------------  ----------
MET INVESTORS SERIES TRUST
American Funds Balanced
  Allocation Portfolio --
  Class B.....................     0.08%         0.25%        0.02%     0.39%        0.74%             --          0.74%(17)
American Funds Growth
  Allocation Portfolio --
  Class B.....................     0.08%         0.25%        0.02%     0.38%        0.73%             --          0.73%(17)
American Funds Moderate
  Allocation Portfolio --
  Class B.....................     0.09%         0.25%        0.03%     0.39%        0.76%          0.02%          0.74%(18)
BlackRock Large Cap Core
  Portfolio -- Class A........     0.59%            --        0.06%        --        0.65%             --          0.65%
Clarion Global Real Estate
  Portfolio -- Class A........     0.64%            --        0.09%        --        0.73%             --          0.73%
Harris Oakmark International
  Portfolio -- Class A........     0.79%            --        0.05%        --        0.84%             --          0.84%
Invesco Small Cap Growth
  Portfolio  -- Class A.......     0.86%            --        0.04%        --        0.90%             --          0.90%
Janus Forty Portfolio -- Class
  A...........................     0.64%            --        0.04%        --        0.68%             --          0.68%
Lazard Mid Cap Portfolio --
  Class A.....................     0.70%            --        0.04%        --        0.74%             --          0.74%
Legg Mason ClearBridge
  Aggressive Growth Portfolio
  -- Class A..................     0.64%            --        0.03%        --        0.67%             --          0.67%
Legg Mason Value Equity
  Portfolio -- Class A........     0.64%            --        0.07%        --        0.71%             --          0.71%
Lord Abbett Bond Debenture
  Portfolio -- Class A........     0.51%            --        0.04%        --        0.55%             --          0.55%
Met/Franklin Income Portfolio
  -- Class A..................     0.79%            --        0.14%        --        0.93%             --          0.93%
Met/Franklin Mutual Shares
  Portfolio -- Class A........     0.80%            --        0.10%        --        0.90%             --          0.90%
Met/Franklin Templeton
  Founding Strategy Portfolio
  -- Class A..................     0.05%            --        0.03%     0.84%        0.92%          0.03%          0.89%(19)
Met/Templeton Growth Portfolio
  -- Class A..................     0.69%            --        0.18%        --        0.87%          0.07%          0.80%(20)
MFS(R) Research International
  Portfolio -- Class A........     0.71%            --        0.10%        --        0.81%             --          0.81%
Morgan Stanley Mid Cap Growth
  Portfolio -- Class A........     0.70%            --        0.20%        --        0.90%             --          0.90%
Oppenheimer Capital
  Appreciation Portfolio --
  Class A.....................     0.60%            --        0.07%        --        0.67%             --          0.67%
PIMCO Inflation Protected Bond
  Portfolio -- Class A........     0.48%            --        0.05%        --        0.53%             --          0.53%
PIMCO Total Return Portfolio
  -- Class A..................     0.48%            --        0.04%        --        0.52%             --          0.52%
RCM Technology Portfolio --
  Class A.....................     0.88%            --        0.08%        --        0.96%             --          0.96%
SSgA Growth and Income ETF
  Portfolio -- Class A........     0.33%            --        0.07%     0.21%        0.61%          0.03%          0.58%(21)
SSgA Growth ETF Portfolio --
  Class A.....................     0.33%            --        0.10%     0.22%        0.65%          0.03%          0.62%(22)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A........     0.75%            --        0.04%        --        0.79%             --          0.79%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund......     0.38%         0.25%        0.01%        --        0.64%             --          0.64%
American Funds Global Small
  Capitalization Fund.........     0.72%         0.25%        0.04%        --        1.01%             --          1.01%
American Funds Growth Fund....     0.33%         0.25%        0.02%        --        0.60%             --          0.60%
American Funds Growth-Income
  Fund........................     0.28%         0.25%        0.01%        --        0.54%             --          0.54%

--------


* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.



(9) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.





(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.



(13) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.



(15) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.

(16) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.



(17) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.



(18) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.



(19) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.



(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.



(21) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.



(22) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.


     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife Investors USA Insurance Company.
     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT


     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife Investors USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.


THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Artio International Stock        Artio Global Management LLC      Long-term growth of capital.
  Portfolio
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
                                                                  Aggregate Bond Index.
BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio
BlackRock Bond Income            BlackRock Advisors, LLC          A competitive total return
  Portfolio                                                       primarily from investing in
                                                                  fixed-income securities.
BlackRock Diversified            BlackRock Advisors, LLC          High total return while
  Portfolio                                                       attempting to limit investment
                                                                  risk and preserve capital.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio
BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
  Growth Portfolio
Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(1)
FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.
Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.
Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio                                                       investments in common stocks
                                                                  or other equity securities.
Loomis Sayles Small Cap Growth   Loomis Sayles & Company, L.P.    Long-term capital growth.
  Portfolio
Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio                      Partnership
MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Standard & Poor's MidCap
                                                                  400 Composite Stock Price
                                                                  Index.
MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500
                                                                  Composite Stock Price Index.
MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.
MFS(R) Value Portfolio           Massachusetts Financial          Capital appreciation.
                                 Services Company
Morgan Stanley EAFE(R) Index     MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the MSCI EAFE Index.
Neuberger Berman Genesis         Neuberger Berman Management      High total return, consisting
  Portfolio (formerly            LLC(2)                           principally of capital
  BlackRock Strategic Value                                       appreciation.
  Portfolio)
Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC
Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio
Russell 2000(R) Index            MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Russell 2000 Index.
T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital
  Portfolio                                                       and, secondarily, dividend
                                                                  income.
T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio
Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.
Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.
MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.
MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio
MetLife Aggressive Allocation    N/A                              Growth of capital.
  Portfolio



MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Balanced          N/A                              A balance between a high level
  Allocation Portfolio                                            of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
American Funds Growth            N/A                              Growth of capital.
  Allocation Portfolio
American Funds Moderate          N/A                              A high total return in the
  Allocation Portfolio                                            form of income and growth of
                                                                  capital, with a greater
                                                                  emphasis on income.
BlackRock Large Cap Core         BlackRock Advisors, LLC          Long-term capital growth.
  Portfolio
Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities LLC                   investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.
Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.
Invesco Small Cap Growth         Invesco Advisers, Inc.(3)        Long-term growth of capital.
  Portfolio (formerly Met/AIM
  Small Cap Growth Portfolio)
Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.
Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.
Legg Mason ClearBridge           ClearBridge Advisors, LLC        Capital appreciation.
  Aggressive Growth Portfolio
  (formerly Legg Mason
  Partners Aggressive Growth
  Portfolio)
Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
  Portfolio                      Inc.
Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.
Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.
Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.
Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited
MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
Morgan Stanley Mid Cap Growth    Morgan Stanley Investment        Capital appreciation.
  Portfolio                      Management Inc.
Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
  Appreciation Portfolio
PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.
PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.
RCM Technology Portfolio         RCM Capital Management LLC       Capital appreciation; no
                                                                  consideration is given to
                                                                  income.
SSgA Growth and Income ETF       SSgA Funds Management, Inc.      Growth of capital and income.
  Portfolio
SSgA Growth ETF Portfolio        SSgA Funds Management, Inc.      Growth of capital.
T. Rowe Price Mid Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
  Portfolio



AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              As high a level of current
                                                                  income as is consistent with
                                                                  the preservation of capital.
American Funds Global Small      N/A                              Long-term growth of capital.
  Capitalization Fund
American Funds Growth Fund       N/A                              Growth of capital.
American Funds Growth-Income     N/A                              Long-term growth of capital
  Fund                                                            and income.



--------


(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.





(2) Prior to January 19, 2010, BlackRock Advisors, LLC was the sub-adviser to the Portfolio.



(3) Prior to January 1, 2010, the sub-adviser to the Portfolio was known as Invesco Aim Capital Management, Inc.



FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.


     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS


     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:



Premium Payments                      MetLife Investors USA
                                      P.O. Box 371351
                                      Pittsburgh, PA 15250-7351

Payment Inquiries and                 MetLife Investors USA
Correspondence                        P.O. Box 354
                                      Warwick, RI 02887-0354

Beneficiary and Ownership             MetLife Investors USA
Changes                               P.O. Box 313
                                      Warwick, RI 02887-0313

Surrenders, Loans,                    MetLife Investors USA
Withdrawals and                       P.O. Box 543
Investment Division Transfers         Warwick, RI 02887-0543

Cancellations (Right to Examine       MetLife Investors USA
Policy Period)                        Free Look Unit
                                      500 Schoolhouse Road
                                      Johnstown, PA 15904

Death Claims                          MetLife Investors USA
                                      P.O. Box 353
                                      Warwick, RI 02887-0353


Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries



     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the

Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

Face Amount:.........    $          350,000
Death Benefit             Option A -- Level
  Option:............
Cash Value:..........    $           12,000
Surrender Charge:....    $          - 4,900    ($14.00 x $350,000/1,000)
                         ------------------
Cash Surrender
  Value:.............    $            7,100
                                       x 20%
                         ------------------
Withdrawal Amount:...    $            1,420


     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                               Withdrawal Amount in
Surrender Charge        x      Excess of Free Withdrawal            =      Surrender Charge
                               ---------------------------------
                               Face Amount less Surrender Charge           On Withdrawal

       $4,900           x                     $710                  =      $10
                               ---------------------------------
                                       $350,000 - $4,900




     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored

Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.


     EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.



     ALLOCATOR(SM). The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.


     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.


     REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.



     INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.


     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums")are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured. (Not available in California.)

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability. (Not available in Connecticut or Florida. Not currently available in Virginia or Puerto Rico.)

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania or Puerto Rico.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.


     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.


     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary.

The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

              NET
PREMIUM     PREMIUM
-------     -------
 $4,000      $4,000
              - 175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
             $3,825   Net Premium




SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                       9.50
                                                        10                       0.00


     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                      11.87
                                                        10                       5.93
                                                        11                       0.00


     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

----------------------------------------------------------------------------------
                                                                          CHARGE
                                                                         APPLIED
                                                                         TO CASH
                                                                         VALUE IN
                                                                         SEPARATE
     POLICY YEAR                       NET CASH VALUE                    ACCOUNT
----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.60%
                             5 but less than 10 target premiums           0.55%
        1 - 10               10 but less than 20 target premiums          0.30%
                                 20 target premiums or more               0.15%

----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.35%
                             5 but less than 10 target premiums           0.30%
       11 - 19               10 but less than 20 target premiums          0.15%
                                 20 target premiums or more               0.10%

----------------------------------------------------------------------------------
                                 less than 5 target premiums              0.20%
                             5 but less than 10 target premiums           0.15%
       20 - 29               10 but less than 20 target premiums          0.10%
                                 20 target premiums or more               0.05%

----------------------------------------------------------------------------------
         30+                                                              0.05%

----------------------------------------------------------------------------------




LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the

Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.


     In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.



     During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.



     It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.



     The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.



     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

     Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

     MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

     In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate

Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


       AGE OF                                 AGE OF
INSURED AT START OF    PERCENTAGE OF     INSURED AT START     PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE     OF THE POLICY YEAR      CASH VALUE
-------------------    -------------    ------------------    -------------
    0 through 40            250                 61                 128
         41                 243                 62                 126
         42                 236                 63                 124
         43                 229                 64                 122
         44                 222                 65                 120
         45                 215                 66                 119
         46                 209                 67                 118
         47                 203                 68                 117
         48                 197                 69                 116
         49                 191                 70                 115
         50                 185                 71                 113
         51                 178                 72                 111
         52                 171                 73                 109
         53                 164                 74                 107
         54                 157            75 through 90           105
         55                 150                 91                 104
         56                 146                 92                 103
         57                 142                 93                 102
         58                 138           94 through 121           101
         59                 134
         60                 130



     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .72% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.72%, 5.24% and 9.21%, respectively.

     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

              THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                     DEATH BENEFIT                     CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                          GROSS ANNUAL                          GROSS ANNUAL
END OF             RATE OF RETURN OF                     RATE OF RETURN OF                     RATE OF RETURN OF
POLICY       ----------------------------           ---------------------------           ---------------------------
 YEAR        0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,005    $  1,086    $     1,140
   2       350,000     350,000        350,000          0           0              0      1,965       2,190          2,346
   3       350,000     350,000        350,000          0           0              0      2,882       3,314          3,623
   4       350,000     350,000        350,000          0         208            727      3,754       4,455          4,974
   5       350,000     350,000        350,000        985       2,019          2,810      4,579       5,612          6,403
   6       350,000     350,000        350,000      2,085       3,514          4,646      5,352       6,781          7,913
   7       350,000     350,000        350,000      3,132       5,020          6,567      6,072       7,960          9,508
   8       350,000     350,000        350,000      4,455       6,865          8,910      6,741       9,152         11,197
   9       350,000     350,000        350,000      6,906       9,924         12,570      8,050      11,067         13,714
  10       350,000     350,000        350,000      9,302      13,033         16,408      9,302      13,033         16,408
  15       350,000     350,000        350,000     15,179      24,303         33,933     15,179      24,303         33,933
  20       350,000     350,000        350,000     20,021      37,961         60,432     20,021      37,961         60,432
  25       350,000     350,000        350,000     23,110      54,091        100,349     23,110      54,091        100,349
  30       350,000     350,000        350,000     23,082      72,121        160,572     23,082      72,121        160,572
  35       350,000     350,000        350,000     17,894      91,049        253,162     17,894      91,049        253,162
  40       350,000     350,000        428,400      5,404     110,319        400,373      5,404     110,319        400,373
  45                   350,000        660,109                123,892        628,675                123,892        628,675
  50                   350,000      1,023,296                110,700        974,567                110,700        974,567
  55                   350,000      1,561,608                  7,745      1,487,246                  7,745      1,487,246
  60                                2,291,365                             2,268,679                             2,268,679
  65                                3,526,597                             3,491,681                             3,491,681
  70                                5,412,659                             5,359,068                             5,359,068
  75                                8,275,361                             8,193,426                             8,193,426
  80                               12,569,564                            12,445,113                            12,445,113
  85                               18,906,194                            18,719,004                            18,719,004
  86                               20,502,529                            20,299,534                            20,299,534



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY       ----------------------- ---        ------------------------        ------------------------
 YEAR        0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,363      1,550      1,680
   3       350,000     350,000     350,000         0          0          0     2,003      2,349      2,598
   4       350,000     350,000     350,000         0          0          0     2,603      3,152      3,562
   5       350,000     350,000     350,000         0        370        984     3,167      3,964      4,578
   6       350,000     350,000     350,000       425      1,514      2,382     3,692      4,781      5,649
   7       350,000     350,000     350,000     1,229      2,652      3,827     4,169      5,592      6,767
   8       350,000     350,000     350,000     2,302      4,101      5,641     4,589      6,388      7,928
   9       350,000     350,000     350,000     3,801      6,018      7,983     4,945      7,161      9,126
  10       350,000     350,000     350,000     5,227      7,900     10,356     5,227      7,900     10,356
  15       350,000     350,000     350,000     5,660     11,219     17,423     5,660     11,219     17,423
  20       350,000     350,000     350,000     3,914     13,084     25,826     3,914     13,084     25,826
  25                   350,000     350,000               10,276     33,639               10,276     33,639
  30                               350,000                          37,325                          37,325
  35                               350,000                          28,575                          28,575
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period April 28, 2008 to December 31, 2008, and the financial highlights in Note 8 for each of the periods presented in the two year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the period April 28, 2008 to December 31, 2008, and the financial highlights for each of the periods presented in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                              MIST                MIST                MIST
                                    AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                               BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 393,272         $ 2,313,540           $ 571,494           $ 262,557
  Other receivables                             48                  88                  24                  13
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        393,320           2,313,628             571,518             262,570
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                          48                  91                  24                  14
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                        48                  91                  24                  14
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 393,272         $ 2,313,537           $ 571,494           $ 262,556
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                      MIST CLARION    MIST SSgA GROWTH           MIST SSgA         MIST DREMAN
                                GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF     SMALL CAP VALUE
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,089,581           $ 432,893           $ 486,759           $ 140,255
  Other receivables                             --                  --                  --                   8
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,089,581             432,893             486,759             140,263
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                   1                   2                  11
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         2                   1                   2                  11
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,089,579           $ 432,892           $ 486,757           $ 140,252
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                                                        MIST
     HARRIS OAKMARK                                    MIST LEGG MASON PARTNERS     MIST LEGG MASON    MIST LORD ABBETT
      INTERNATIONAL    MIST JANUS FORTY      LAZARD MID CAP   AGGRESSIVE GROWTH        VALUE EQUITY      BOND DEBENTURE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 1,616,306         $ 2,272,015           $ 348,723           $ 204,751           $ 137,822           $ 781,527
                 --                   7                  23                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          1,616,306           2,272,022             348,746             204,751             137,822             781,527
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                   8                  25                   2                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                   8                  25                   2                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 1,616,304         $ 2,272,014           $ 348,721           $ 204,749           $ 137,821           $ 781,525
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                             MIST MET/FRANKLIN
                                      MIST MET/AIM                MIST   MIST MET/FRANKLIN  TEMPLETON FOUNDING
                                  SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 167,291           $ 320,969           $ 619,101           $ 852,658
  Other receivables                              3                  --                  --                   6
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        167,294             320,969             619,101             852,664
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           5                   2                   1                   8
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         5                   2                   1                   8
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 167,289           $ 320,967           $ 619,100           $ 852,656
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                MIST                                     MIST
      MET/TEMPLETON        MFS RESEARCH     MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
             GROWTH       INTERNATIONAL CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 439,288         $ 1,479,356            $ 177,146         $ 1,352,539         $ 2,595,793           $ 485,578
                  9                  --                   --                   1                   3                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            439,297           1,479,356              177,146           1,352,540           2,595,796             485,578
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   1                    1                   2                   4                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   1                    1                   2                   4                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 439,287         $ 1,479,355            $ 177,145         $ 1,352,538         $ 2,595,792           $ 485,576
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                MIST T. ROWE PRICE     MIST VAN KAMPEN       MSF BLACKROCK       MSF BLACKROCK
                                    MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 843,227           $ 195,875           $ 549,408           $ 526,558
  Other receivables                             --                  --                  --                  --
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        843,227             195,875             549,408             526,558
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           1                   2                   2                  --
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         1                   2                   2                  --
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 843,226           $ 195,873           $ 549,406           $ 526,558
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                        MSF
      MSF BLACKROCK       MSF BLACKROCK    BLACKROCK LEGACY       MSF BLACKROCK           MSF DAVIS      MSF FI MID CAP
        DIVERSIFIED     LARGE CAP VALUE    LARGE CAP GROWTH     STRATEGIC VALUE       VENTURE VALUE       OPPORTUNITIES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 337,828         $ 1,239,126           $ 303,307           $ 436,892         $ 2,787,868           $ 207,866
                 --                  24                  11                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            337,828           1,239,150             303,318             436,892           2,787,868             207,866
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                  25                  13                   1                   2                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                  25                  13                   1                   2                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 337,826         $ 1,239,125           $ 303,305           $ 436,891         $ 2,787,866           $ 207,865
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                            MSF FI   MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                     VALUE LEADERS    SMALL CAP GROWTH       MID CAP VALUE MSF JENNISON GROWTH
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 715,459           $ 169,758           $ 437,620            $ 93,883
  Other receivables                             --                  --                  14                  --
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        715,459             169,758             437,634              93,883
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                   3                  15                   1
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         2                   3                  15                   1
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 715,457           $ 169,755           $ 437,619            $ 93,882
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MSF ARTIO MSF BARCLAYS CAPITAL   MSF LOOMIS SAYLES         MSF METLIFE         MSF METLIFE             MSF MFS
INTERNATIONAL STOCK AGGREGATE BOND INDEX      SMALL CAP CORE MID CAP STOCK INDEX         STOCK INDEX        TOTAL RETURN
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
          $ 480,038          $ 2,323,713           $ 788,909         $ 1,028,880         $ 5,420,023           $ 387,385
                 --                   --                   3                  17                  81                   6
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
            480,038            2,323,713             788,912           1,028,897           5,420,104             387,391
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                    2                   4                  21                  84                   8
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                    2                   4                  21                  84                   8
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
          $ 480,038          $ 2,323,711           $ 788,908         $ 1,028,876         $ 5,420,020           $ 387,383
=================== ==================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                   MSF                 MSF
                                                        MORGAN STANLEY    NEUBERGER BERMAN     MSF OPPENHEIMER
                                     MSF MFS VALUE          EAFE INDEX       MID CAP VALUE       GLOBAL EQUITY
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 257,275         $ 1,857,204         $ 1,040,096           $ 733,577
  Other receivables                             --                  --                  --                  14
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        257,275           1,857,204           1,040,096             733,591
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                   2                   1                  16
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         2                   2                   1                  16
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 257,273         $ 1,857,202         $ 1,040,095           $ 733,575
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                               MSF WESTERN ASSET   MSF WESTERN ASSET         MSF METLIFE
                MSF   MSF T. ROWE PRICE   MSF T. ROWE PRICE MANAGEMENT STRATEGIC          MANAGEMENT        CONSERVATIVE
 RUSSELL 2000 INDEX    LARGE CAP GROWTH    SMALL CAP GROWTH   BOND OPPORTUNITIES     U.S. GOVERNMENT          ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 837,909           $ 287,870           $ 376,085            $ 360,233           $ 773,337           $ 473,217
                  7                  --                  --                   --                  --                  --
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
            837,916             287,870             376,085              360,233             773,337             473,217
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  9                   2                   3                   --                   2                   1
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  9                   2                   3                   --                   2                   1
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 837,907           $ 287,868           $ 376,082            $ 360,233           $ 773,335           $ 473,216
=================== =================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                       MSF METLIFE                               MSF METLIFE
                                   CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
                               MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
                               INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                               ------------------- ------------------- --------------------- ---------------------
ASSETS:
  Investments at fair value            $ 4,182,693         $ 5,227,982          $ 13,473,074           $ 2,691,392
  Other receivables                             --                  61                   285                   107
                               ------------------- ------------------- --------------------- ---------------------
       Total Assets                      4,182,693           5,228,043            13,473,359             2,691,499
                               ------------------- ------------------- --------------------- ---------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                  63                   290                   111
                               ------------------- ------------------- --------------------- ---------------------
       Total Liabilities                         2                  63                   290                   111
                               ------------------- ------------------- --------------------- ---------------------
NET ASSETS                             $ 4,182,691         $ 5,227,980          $ 13,473,069           $ 2,691,388
                               =================== =================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

                         AMERICAN FUNDS
     AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
               BOND      CAPITALIZATION              GROWTH       GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------
          $ 891,961         $ 2,717,932         $ 5,579,524         $ 3,311,203
                 --                   3                  24                  37
------------------- ------------------- ------------------- -------------------
            891,961           2,717,935           5,579,548           3,311,240
------------------- ------------------- ------------------- -------------------
                  1                   6                  26                  39
------------------- ------------------- ------------------- -------------------
                  1                   6                  26                  39
------------------- ------------------- ------------------- -------------------
          $ 891,960         $ 2,717,929         $ 5,579,522         $ 3,311,201
=================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                         MIST                   MIST                MIST
                                               AMERICAN FUNDS         AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                                          BALANCED ALLOCATION      GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                                          INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                          ---------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
      Dividends                                          $ --                   $ --                $ --             $ 2,122
                                          ---------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --                     --                  --                  --
      Realized gains (losses) on sale of
        investments                                    (4,174)                 5,392               6,786               1,494
                                          ---------------------- ------------------- ------------------- -------------------
           Net realized gains (losses)                 (4,174)                 5,392               6,786               1,494
                                          ---------------------- ------------------- ------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                 67,226                461,527              75,525              38,453
                                          ---------------------- ------------------- ------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                    63,052                466,919              82,311              39,947
                                          ---------------------- ------------------- ------------------- -------------------
      Net increase (decrease)
        in net assets                                $ 63,052              $ 466,919            $ 82,311            $ 42,069
                                          ====================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                                  MIST
       MIST CLARION    MIST SSgA GROWTH           MIST SSgA            MIST DREMAN      HARRIS OAKMARK
 GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF        SMALL CAP VALUE       INTERNATIONAL       MIST JANUS FORTY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
           $ 16,052             $ 1,038             $ 1,767                  $ 664            $ 59,370                   $ --
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
                 --                  --                  --                     --                  --                     --
              5,673                 935                (459)                 1,484                (998)                 5,429
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
              5,673                 935                (459)                 1,484                (998)                 5,429
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
            226,122              21,622              30,886                 27,214             343,939                465,251
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
            231,795              22,557              30,427                 28,698             342,941                470,680
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
          $ 247,847            $ 23,595            $ 32,194               $ 29,362           $ 402,311              $ 470,680
=================== =================== ====================== =================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                             MIST
                                                         MIST LEGG MASON PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                               LAZARD MID CAP   AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                                          INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                       $ 1,589               $ 189                  $ 545               $ 26,261
                                          ------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --                  --                     --                     --
      Realized gains (losses) on sale of
        investments                                       432              (1,752)                (1,721)                   929
                                          ------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                    432              (1,752)                (1,721)                   929
                                          ------------------- ---------------------- ---------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                 62,182              48,751                 17,520                107,114
                                          ------------------- ---------------------- ---------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                    62,614              46,999                 15,799                108,043
                                          ------------------- ---------------------- ---------------------- -------------------
      Net increase (decrease)
        in net assets                                $ 64,203            $ 47,188               $ 16,344              $ 134,304
                                          =================== ====================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

                                                              MIST MET/FRANKLIN                MIST                MIST
       MIST MET/AIM                MIST   MIST MET/FRANKLIN  TEMPLETON FOUNDING       MET/TEMPLETON        MFS RESEARCH
   SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY              GROWTH       INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
               $ --                $ --                $ --                $ --                $ 65            $ 25,520
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
                 --                  --                  --                  --                  --                  --
                552               2,543               3,667                 487               1,540              (1,344)
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
                552               2,543               3,667                 487               1,540              (1,344)
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
             29,067              36,974             121,379             124,438              89,542             266,070
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
             29,619              39,517             125,046             124,925              91,082             264,726
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
           $ 29,619            $ 39,517           $ 125,046           $ 124,925            $ 91,147           $ 290,246
=================== =================== =================== =================== =================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                              MIST
                                              MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO               MIST RCM
                                          CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN             TECHNOLOGY
                                           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
                                          -------------------- ------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                           $ --            $ 29,166            $ 92,471                   $ --
                                          -------------------- ------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                           --                  --              52,427                     --
      Realized gains (losses) on sale of
        investments                                        600               5,443              (1,265)                 4,151
                                          -------------------- ------------------- ---------------------- -------------------
           Net realized gains (losses)                     600               5,443              51,162                  4,151
                                          -------------------- ------------------- ---------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                  41,443              99,506              94,060                106,695
                                          -------------------- ------------------- ---------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                     42,043             104,949             145,222                110,846
                                          -------------------- ------------------- ---------------------- -------------------
      Net increase (decrease)
        in net assets                                 $ 42,043           $ 134,115           $ 237,693              $ 110,846
                                          ==================== =================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE     MIST VAN KAMPEN       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK          MSF BLACKROCK
     MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME         DIVERSIFIED        LARGE CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
               $ --                $ 11               $ 703            $ 22,605             $ 9,833                $ 7,996
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
                 --                  --                  --                  --                  --                     --
              5,418                 638               2,070                   4                 (78)                (1,378)
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
              5,418                 638               2,070                   4                 (78)                (1,378)
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
            180,072              30,213             127,807              13,704              39,944                139,866
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
            185,490              30,851             129,877              13,708              39,866                138,488
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
          $ 185,490            $ 30,862           $ 130,580            $ 36,313            $ 49,699              $ 146,484
=================== =================== =================== =================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                          MSF
                                             BLACKROCK LEGACY        MSF BLACKROCK            MSF DAVIS       MSF FI MID CAP
                                             LARGE CAP GROWTH      STRATEGIC VALUE        VENTURE VALUE        OPPORTUNITIES
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------- -------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                         $ 868              $ 1,731             $ 21,179              $ 1,433
                                          -------------------- -------------------- -------------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --                   --                   --                   --
      Realized gains (losses) on sale of
        investments                                      (581)                (299)                (348)              (2,352)
                                          -------------------- -------------------- -------------------- ----------------------
           Net realized gains (losses)                   (581)                (299)                (348)              (2,352)
                                          -------------------- -------------------- -------------------- ----------------------
      Change in unrealized gains (losses)
        on investments                                 64,882               38,426              535,617               38,008
                                          -------------------- -------------------- -------------------- ----------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                    64,301               38,127              535,269               35,656
                                          -------------------- -------------------- -------------------- ----------------------
      Net increase (decrease)
        in net assets                                $ 65,169             $ 39,858            $ 556,448             $ 37,089
                                          ==================== ==================== ==================== ======================

The accompanying notes are an integral part of these financial statements.

             MSF FI   MSF LOOMIS SAYLES        MSF MET/ARTISAN                               MSF ARTIO    MSF BARCLAYS CAPITAL
      VALUE LEADERS    SMALL CAP GROWTH          MID CAP VALUE MSF JENNISON GROWTH INTERNATIONAL STOCK    AGGREGATE BOND INDEX
INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
            $ 2,010                $ --                $ 1,558                $ 79             $ 2,681                $ 59,131
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
                 --                  --                     --                  --                  --                      --
              1,004                (168)                   514               1,648             (25,823)                   (586)
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
              1,004                (168)                   514               1,648             (25,823)                   (586)
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
             91,510              31,629                 76,539              18,199             101,932                   8,865
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
             92,514              31,461                 77,053              19,847              76,109                   8,279
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
           $ 94,524            $ 31,461               $ 78,611            $ 19,926            $ 78,790                $ 67,410
=================== ====================== =================== =================== ====================== =======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                            MSF LOOMIS SAYLES         MSF METLIFE            MSF METLIFE             MSF MFS
                                               SMALL CAP CORE MID CAP STOCK INDEX            STOCK INDEX        TOTAL RETURN
                                          INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
                                          ------------------- ---------------------- ------------------- -------------------
INVESTMENT INCOME:
      Dividends                                       $ 1,030             $ 8,755               $ 71,048             $ 7,964
                                          ------------------- ---------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --              19,261                 53,117                  --
      Realized gains (losses) on sale of
        investments                                     4,183              (2,332)                48,142               1,422
                                          ------------------- ---------------------- ------------------- -------------------
           Net realized gains (losses)                  4,183              16,929                101,259               1,422
                                          ------------------- ---------------------- ------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                148,152             201,287                858,794              42,518
                                          ------------------- ---------------------- ------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                   152,335             218,216                960,053              43,940
                                          ------------------- ---------------------- ------------------- -------------------
      Net increase (decrease)
        in net assets                               $ 153,365           $ 226,971            $ 1,031,101            $ 51,904
                                          =================== ====================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                    MSF                    MSF
                         MORGAN STANLEY       NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF   MSF T. ROWE PRICE
      MSF MFS VALUE          EAFE INDEX          MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX    LARGE CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
               $ --            $ 36,492                $ 8,170             $ 8,743             $ 7,805             $ 1,058
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
                 --               5,925                    163                  --              10,628                  --
              1,552              (9,076)                 2,317               1,883               4,026              (2,099)
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
              1,552              (3,151)                 2,480               1,883              14,654              (2,099)
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
             40,616             305,648                264,694             141,963             136,809              72,164
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
             42,168             302,497                267,174             143,846             151,463              70,065
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
           $ 42,168           $ 338,989              $ 275,344           $ 152,589           $ 159,268            $ 71,123
=================== ====================== =================== =================== =================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                 MSF WESTERN ASSET      MSF WESTERN ASSET            MSF METLIFE
                                            MSF T. ROWE PRICE MANAGEMENT STRATEGIC             MANAGEMENT           CONSERVATIVE
                                             SMALL CAP GROWTH   BOND OPPORTUNITIES        U.S. GOVERNMENT             ALLOCATION
                                          INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ------------------- ----------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                         $ 851             $ 10,833               $ 39,142                $ 7,886
                                          ------------------- ----------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                       6,687                4,781                     --                  1,484
      Realized gains (losses) on sale of
        investments                                     6,410                 (191)                (3,114)                11,534
                                          ------------------- ----------------------- ---------------------- -------------------
           Net realized gains (losses)                 13,097                4,590                 (3,114)                13,018
                                          ------------------- ----------------------- ---------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                 95,352               43,651                  1,776                 40,545
                                          ------------------- ----------------------- ---------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                   108,449               48,241                 (1,338)                53,563
                                          ------------------- ----------------------- ---------------------- -------------------
      Net increase (decrease)
        in net assets                               $ 109,300             $ 59,074               $ 37,804               $ 61,449
                                          =================== ======================= ====================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                               MSF METLIFE                                                   AMERICAN FUNDS
    CONSERVATIVE TO         MSF METLIFE           MODERATE TO              MSF METLIFE      AMERICAN FUNDS        GLOBAL SMALL
MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION                BOND      CAPITALIZATION
INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
            $ 9,903            $ 67,974             $ 171,680                 $ 30,383            $ 23,529             $ 5,921
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
              2,068              32,728                84,088                    2,204                  --                  --
              5,171              11,854               (59,989)                   1,581               1,933              12,572
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
              7,239              44,582                24,099                    3,785               1,933              12,572
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
            264,799             741,508             2,216,990                  474,199              44,285             744,371
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
            272,038             786,090             2,241,089                  477,984              46,218             756,943
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
          $ 281,941           $ 854,064           $ 2,412,769                $ 508,367            $ 69,747           $ 762,864
=================== =================== ======================== ===================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                               AMERICAN FUNDS         AMERICAN FUNDS
                                                                                       GROWTH          GROWTH-INCOME
                                                                          INVESTMENT DIVISION    INVESTMENT DIVISION
                                                                          ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                                                      $ 26,709               $ 40,916
                                                                          ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                                          --                     --
      Realized gains (losses) on sale of investments                                  (16,131)                 1,842
                                                                          ---------------------- -------------------
           Net realized gains (losses)                                                (16,131)                 1,842
                                                                          ---------------------- -------------------
      Change in unrealized gains (losses) on investments                            1,147,006                585,293
                                                                          ---------------------- -------------------
      Net realized and change in unrealized gains (losses) on investments           1,130,875                587,135
                                                                          ---------------------- -------------------
      Net increase (decrease) in net assets                                       $ 1,157,584              $ 628,051
                                                                          ====================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                       MIST AMERICAN FUNDS         MIST AMERICAN FUNDS      MIST AMERICAN FUNDS
                                       BALANCED ALLOCATION           GROWTH ALLOCATION      MODERATE ALLOCATION
                                       INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                                    ------------------------- --------------------------- ------------------------
                                         2009         2008           2009         2008         2009        2008
                                    ------------ ------------ -------------- ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --      $ 4,256           $ --     $ 31,487         $ --     $ 3,051
  Net realized gains (losses)          (4,174)        (970)         5,392         (715)       6,786      (1,674)
  Change in unrealized gains
     (losses) on investments           67,226      (32,666)       461,527     (108,793)      75,525      (8,041)
                                    ------------ ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 63,052      (29,380)       466,919      (78,021)      82,311      (6,664)
                                    ------------ ------------ -------------- ------------ ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               154,093      116,715      1,090,488      434,493      384,897      42,060
  Net transfers (including
     fixed account)                   113,731       40,101        362,225      417,305      118,829      67,223
  Policy charges                      (52,852)     (10,629)      (300,718)     (49,518)     (93,780)    (15,229)
  Transfers for policy benefits
     and terminations                  (2,213)         654        (26,775)      (2,861)      (7,827)       (326)
                                    ------------ ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            212,759      146,841      1,125,220      799,419      402,119      93,728
                                    ------------ ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets                  275,811      117,461      1,592,139      721,398      484,430      87,064
NET ASSETS:
  Beginning of year                   117,461           --        721,398           --       87,064          --
                                    ------------ ------------ -------------- ------------ ------------ -----------
  End of year                       $ 393,272    $ 117,461    $ 2,313,537    $ 721,398    $ 571,494    $ 87,064
                                    ============ ============ ============== ============ ============ ===========

The accompanying notes are an integral part of these financial statements.

                                                                         MIST SSgA GROWTH AND
MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE                   INCOME ETF     MIST SSgA GROWTH ETF
          INVESTMENT DIVISION                INVESTMENT DIVISION          INVESTMENT DIVISION      INVESTMENT DIVISION
-------------------------------- ---------------------------------- -------------------------- ------------------------
     2009                2008           2009                2008         2009          2008         2009        2008
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  $ 2,122                $ --       $ 16,052                $ --      $ 1,038          $ --      $ 1,767        $ --
    1,494              (3,286)         5,673              (9,502)         935           (40)        (459)       (386)
   38,453              (2,533)       226,122             (40,234)      21,622          (516)      30,886      (3,268)
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
   42,069              (5,819)       247,847             (49,736)      23,595          (556)      32,194      (3,654)
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  172,548              51,650        482,705             204,660      199,531         2,581      284,793      17,637
   12,596              52,892        234,757             127,161      223,495        18,004      186,109      17,076
  (38,567)             (6,081)      (116,481)            (21,104)     (32,032)         (772)     (43,290)     (4,040)
   (4,654)            (14,078)       (12,005)             (8,225)        (905)          (50)           3         (72)
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  141,923              84,383        588,976             302,492      390,089        19,763      427,615      30,601
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  183,992              78,564        836,823             252,756      413,684        19,207      459,809      26,947
   78,564                  --        252,756                  --       19,207            --       26,947          --
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
$ 262,556            $ 78,564    $ 1,089,579           $ 252,756    $ 432,892      $ 19,207    $ 486,757    $ 26,947
============ =================== ============== =================== ============ ============= ============ ===========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                    MIST HARRIS
                                    MIST DREMAN SMALL CAP VALUE           OAKMARK INTERNATIONAL            MIST JANUS FORTY
                                            INVESTMENT DIVISION             INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ------------------------------ ----------------------------- ---------------------------
                                         2009              2008           2009           2008           2009         2008
                                    ------------ ----------------- -------------- -------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                     $ 664              $ --       $ 59,370           $ --           $ --         $ --
  Net realized gains (losses)           1,484               (81)          (998)        (6,451)         5,429       (6,298)
  Change in unrealized gains
     (losses) on investments           27,214               (50)       343,939        (49,585)       465,251      (76,133)
                                    ------------ ----------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 29,362              (131)       402,311        (56,036)       470,680      (82,431)
                                    ------------ ----------------- -------------- -------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                39,777            10,771        476,291        158,838      1,104,629      449,691
  Net transfers (including
     fixed account)                    50,745            21,668        475,523        325,021        448,337      270,033
  Policy charges                       (9,202)           (1,599)      (115,269)       (18,537)      (292,039)     (48,260)
  Transfers for policy benefits
     and terminations                    (944)             (195)       (20,262)       (11,576)       (34,029)     (14,597)
                                    ------------ ----------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             80,376            30,645        816,283        453,746      1,226,898      656,867
                                    ------------ ----------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets                  109,738            30,514      1,218,594        397,710      1,697,578      574,436
NET ASSETS:
  Beginning of year                    30,514                --        397,710             --        574,436           --
                                    ------------ ----------------- -------------- -------------- -------------- ------------
  End of year                       $ 140,252          $ 30,514    $ 1,616,304      $ 397,710    $ 2,272,014    $ 574,436
                                    ============ ================= ============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

                                    MIST LEGG MASON                                          MIST LORD ABBETT
  MIST LAZARD MID CAP    PARTNERS AGGRESSIVE GROWTH    MIST LEGG MASON VALUE EQUITY            BOND DEBENTURE
  INVESTMENT DIVISION           INVESTMENT DIVISION             INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------ ----------------------------- ------------------------------- -------------------------
     2009        2008         2009             2008         2009               2008         2009         2008
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
  $ 1,589        $ --        $ 189             $ --        $ 545               $ --     $ 26,261         $ --
      432        (341)      (1,752)          (1,588)      (1,721)            (3,757)         929       (1,495)
   62,182     (11,430)      48,751          (43,331)      17,520             (5,574)     107,114      (12,989)
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
   64,203     (11,771)      47,188          (44,919)      16,344             (9,331)     134,304      (14,484)
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
   95,593      46,964       39,680            8,422       57,886             25,501      229,270      110,258
  161,894      40,438       26,152          147,976       59,382              6,065      325,915       75,109
  (28,261)     (5,577)     (13,785)          (3,341)     (12,403)            (2,328)     (66,617)     (10,644)
  (12,181)     (2,581)      (2,639)              15       (2,492)              (803)      (1,027)        (560)
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
  217,046      79,244       49,408          153,072      102,373             28,435      487,541      174,163
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
  281,249      67,473       96,596          108,153      118,717             19,104      621,845      159,679
   67,473          --      108,153               --       19,104                 --      159,679           --
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
$ 348,721    $ 67,473    $ 204,749        $ 108,153    $ 137,821           $ 19,104    $ 781,525    $ 159,679
============ =========== ============ ================ ============ ================== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                             MIST MET/AIM                                    MIST MET/FRANKLIN
                                         SMALL CAP GROWTH    MIST MET/FRANKLIN INCOME            MUTUAL SHARES
                                      INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                                    ------------------------ --------------------------- ------------------------
                                         2009        2008         2009           2008         2009        2008
                                    ------------ ----------- ------------ -------------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --        $ --         $ --          $ 629         $ --     $ 1,773
  Net realized gains (losses)             552        (226)       2,543           (272)       3,667        (421)
  Change in unrealized gains
     (losses) on investments           29,067      (8,307)      36,974         (2,195)     121,379      (4,407)
                                    ------------ ----------- ------------ -------------- ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 29,619      (8,533)      39,517         (1,838)     125,046      (3,055)
                                    ------------ ----------- ------------ -------------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                89,271      10,538      137,194         25,144      153,718      28,239
  Net transfers (including
     fixed account)                    36,583      29,509      148,230          4,669      325,706      41,404
  Policy charges                      (14,530)     (2,928)     (16,958)        (1,618)     (43,370)     (2,554)
  Transfers for policy benefits
     and terminations                  (2,195)        (46)     (13,485)           112       (4,476)     (1,558)
                                    ------------ ----------- ------------ -------------- ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            109,129      37,073      254,981         28,307      431,578      65,531
                                    ------------ ----------- ------------ -------------- ------------ -----------
     Net increase (decrease)
       in net assets                  138,748      28,540      294,498         26,469      556,624      62,476
NET ASSETS:
  Beginning of year                    28,540          --       26,469             --       62,476          --
                                    ------------ ----------- ------------ -------------- ------------ -----------
  End of year                       $ 167,289    $ 28,540    $ 320,967       $ 26,469    $ 619,100    $ 62,476
                                    ============ =========== ============ ============== ============ ===========

The accompanying notes are an integral part of these financial statements.

          MIST MET/FRANKLIN                                          MIST MFS RESEARCH         MIST OPPENHEIMER
TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH         INTERNATIONAL             CAPITAL APPRECIATION
        INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION      INVESTMENT DIVISION
------------------------------ ---------------------------- ----------------------------- ------------------------
     2009              2008         2009            2008           2009           2008         2009        2008
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
     $ --           $ 6,024         $ 65           $ 472       $ 25,520           $ --         $ --        $ --
      487            (2,031)       1,540          (1,657)        (1,344)        (3,391)         600        (307)
  124,438           (55,672)      89,542         (24,871)       266,070        (47,280)      41,443      (4,266)
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  124,925           (51,679)      91,147         (26,056)       290,246        (50,671)      42,043      (4,573)
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  115,595           104,426      198,394           9,836        601,841        266,896       86,845      39,240
  356,955           271,278      114,312         106,446        373,482        189,127       38,451       7,817
  (36,449)           (8,104)     (44,436)         (8,973)      (137,549)       (28,240)     (27,638)     (4,708)
  (20,368)           (3,923)        (304)         (1,079)       (20,241)        (5,536)        (405)         74
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  415,733           363,677      267,966         106,230        817,533        422,247       97,253      42,423
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  540,658           311,998      359,113          80,174      1,107,779        371,576      139,296      37,850
  311,998                --       80,174              --        371,576             --       37,850          --
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
$ 852,656         $ 311,998    $ 439,287        $ 80,174    $ 1,479,355      $ 371,576    $ 177,145    $ 37,850
============ ================= ============ =============== ============== ============== ============ ===========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                        MIST PIMCO INFLATION
                                              PROTECTED BOND     MIST PIMCO TOTAL RETURN      MIST RCM TECHNOLOGY
                                         INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                                    --------------------------- --------------------------- ------------------------
                                           2009         2008           2009         2008         2009        2008
                                    -------------- ------------ -------------- ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 29,166         $ --       $ 92,471         $ --         $ --        $ --
  Net realized gains (losses)             5,443         (843)        51,162          (92)       4,151      (2,178)
  Change in unrealized gains
     (losses) on investments             99,506      (10,605)        94,060       12,617      106,695     (13,826)
                                    -------------- ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                  134,115      (11,448)       237,693       12,525      110,846     (16,004)
                                    -------------- ------------ -------------- ------------ ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 705,070      317,486      1,019,657      322,822      211,900      57,036
  Net transfers (including
     fixed account)                     221,994      219,433      1,036,135      241,200      158,744      32,786
  Policy charges                       (155,853)     (27,143)      (219,532)     (33,892)     (56,049)     (8,118)
  Transfers for policy benefits
     and terminations                   (35,469)     (15,647)       (22,871)       2,055       (4,666)       (899)
                                    -------------- ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              735,742      494,129      1,813,389      532,185      309,929      80,805
                                    -------------- ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets                    869,857      482,681      2,051,082      544,710      420,775      64,801
NET ASSETS:
  Beginning of year                     482,681           --        544,710           --       64,801          --
                                    -------------- ------------ -------------- ------------ ------------ -----------
  End of year                       $ 1,352,538    $ 482,681    $ 2,595,792    $ 544,710    $ 485,576    $ 64,801
                                    ============== ============ ============== ============ ============ ===========

The accompanying notes are an integral part of these financial statements.

    MIST T. ROWE PRICE          MIST VAN KAMPEN            MSF BLACKROCK
        MID CAP GROWTH           MID CAP GROWTH        AGGRESSIVE GROWTH    MSF BLACKROCK BOND INCOME
   INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION          INVESTMENT DIVISION
------------------------- ------------------------ ------------------------ ----------------------------
     2009         2008         2009        2008         2009        2008         2009            2008
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
     $ --         $ --         $ 11        $ --        $ 703        $ --     $ 22,605            $ --
    5,418       (6,735)         638        (198)       2,070     (11,527)           4            (225)
  180,072      (24,816)      30,213      (1,291)     127,807     (16,089)      13,704             275
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  185,490      (31,551)      30,862      (1,489)     130,580     (27,616)      36,313              50
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  320,201      113,667       37,010       9,816      211,445     102,602      234,867         107,130
  194,180      161,173      119,681       9,371      188,691      29,458      165,577          66,034
  (83,328)     (14,962)      (7,699)       (716)     (62,293)    (15,249)     (62,876)        (12,643)
   (3,262)       1,618         (218)       (745)      (2,945)     (5,266)      (5,043)         (2,851)
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  427,791      261,496      148,774      17,726      334,898     111,545      332,525         157,670
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  613,281      229,945      179,636      16,237      465,478      83,929      368,838         157,720
  229,945           --       16,237          --       83,929          --      157,720              --
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
$ 843,226    $ 229,945    $ 195,873    $ 16,237    $ 549,406    $ 83,929    $ 526,558       $ 157,720
============ ============ ============ =========== ============ =========== ============ ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                                            MSF BLACKROCK
                                    MSF BLACKROCK DIVERSIFIED    MSF BLACKROCK LARGE CAP VALUE    LEGACY LARGE CAP GROWTH
                                          INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                                    ---------------------------- -------------------------------- --------------------------
                                         2009            2008           2009              2008         2009          2008
                                    ------------ --------------- -------------- ----------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                   $ 9,833            $ --        $ 7,996              $ --        $ 868          $ --
  Net realized gains (losses)             (78)           (864)        (1,378)          (10,947)        (581)       (3,038)
  Change in unrealized gains
     (losses) on investments           39,944          (5,994)       139,866           (25,336)      64,882       (12,012)
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 49,699          (6,858)       146,484           (36,283)      65,169       (15,050)
                                    ------------ --------------- -------------- ----------------- ------------ -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               137,546          94,235        456,371           210,398      169,915        69,603
  Net transfers (including
     fixed account)                   114,403          20,686        502,919           128,098       41,840        38,806
  Policy charges                      (52,090)         (9,337)      (126,297)          (23,936)     (47,423)       (9,245)
  Transfers for policy benefits
     and terminations                  (5,174)         (5,284)       (11,033)           (7,596)      (5,648)       (4,662)
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            194,685         100,300        821,960           306,964      158,684        94,502
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets                  244,384          93,442        968,444           270,681      223,853        79,452
NET ASSETS:
  Beginning of year                    93,442              --        270,681                --       79,452            --
                                    ------------ --------------- -------------- ----------------- ------------ -------------
  End of year                       $ 337,826        $ 93,442    $ 1,239,125         $ 270,681    $ 303,305      $ 79,452
                                    ============ =============== ============== ================= ============ =============

The accompanying notes are an integral part of these financial statements.

MSF BLACKROCK STRATEGIC VALUE     MSF DAVIS VENTURE VALUE    MSF FI MID CAP OPPORTUNITIES     MSF FI VALUE LEADERS
          INVESTMENT DIVISION         INVESTMENT DIVISION             INVESTMENT DIVISION      INVESTMENT DIVISION
-------------------------------- --------------------------- ------------------------------- ------------------------
     2009                2008           2009         2008         2009               2008         2009        2008
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  $ 1,731                $ --       $ 21,179         $ --      $ 1,433               $ --      $ 2,010        $ --
     (299)             (4,116)          (348)      (4,103)      (2,352)               (93)       1,004         (83)
   38,426                (602)       535,617     (143,569)      38,008            (13,983)      91,510      (1,729)
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
   39,858              (4,718)       556,448     (147,672)      37,089            (14,076)      94,524      (1,812)
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  179,620              62,738      1,187,427      461,647      108,372             17,337      336,571      17,929
  197,392              34,775        554,188      546,380       37,959             49,302      292,054      19,116
  (47,789)             (7,640)      (280,932)     (54,483)     (23,757)            (3,572)     (35,082)     (3,887)
   (4,125)            (13,220)       (19,319)     (15,818)        (669)              (119)      (4,058)        102
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  325,098              76,653      1,441,364      937,726      121,905             62,948      589,485      33,260
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  364,956              71,935      1,997,812      790,054      158,994             48,872      684,009      31,448
   71,935                  --        790,054           --       48,872                 --       31,448          --
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
$ 436,891            $ 71,935    $ 2,787,866    $ 790,054    $ 207,865           $ 48,872    $ 715,457    $ 31,448
============ =================== ============== ============ ============ ================== ============ ===========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                        MSF LOOMIS SAYLES          MSF MET/ARTISAN
                                         SMALL CAP GROWTH            MID CAP VALUE     MSF JENNISON GROWTH
                                      INVESTMENT DIVISION      INVESTMENT DIVISION     INVESTMENT DIVISION
                                    ------------------------ ------------------------ -----------------------
                                         2009        2008         2009        2008        2009        2008
                                    ------------ ----------- ------------ ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --        $ --      $ 1,558        $ --        $ 79        $ --
  Net realized gains (losses)            (168)     (2,564)         514      (3,141)      1,648         (35)
  Change in unrealized gains
     (losses) on investments           31,629      (2,351)      76,539      (8,943)     18,199      (2,666)
                                    ------------ ----------- ------------ ----------- ----------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 31,461      (4,915)      78,611     (12,084)     19,926      (2,701)
                                    ------------ ----------- ------------ ----------- ----------- -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                85,204      24,878      180,779      45,957      56,737       6,953
  Net transfers (including
     fixed account)                    35,698      24,508      164,652      31,861      18,812       8,109
  Policy charges                      (22,833)     (3,499)     (42,983)     (7,063)    (11,714)     (1,084)
  Transfers for policy benefits
     and terminations                    (714)        (33)      (2,602)        491      (1,389)        233
                                    ------------ ----------- ------------ ----------- ----------- -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             97,355      45,854      299,846      71,246      62,446      14,211
                                    ------------ ----------- ------------ ----------- ----------- -----------
     Net increase (decrease)
       in net assets                  128,816      40,939      378,457      59,162      82,372      11,510
NET ASSETS:
  Beginning of year                    40,939          --       59,162          --      11,510          --
                                    ------------ ----------- ------------ ----------- ----------- -----------
  End of year                       $ 169,755    $ 40,939    $ 437,619    $ 59,162    $ 93,882    $ 11,510
                                    ============ =========== ============ =========== =========== ===========

The accompanying notes are an integral part of these financial statements.

                                     MSF BARCLAYS CAPITAL         MSF LOOMIS SAYLES                    MSF METLIFE
MSF ARTIO INTERNATIONAL STOCK        AGGREGATE BOND INDEX            SMALL CAP CORE           MID CAP STOCK INDEX
          INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION           INVESTMENT DIVISION
-------------------------------- --------------------------- ------------------------- -----------------------------
     2009                2008           2009         2008         2009         2008           2009           2008
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  $ 2,681                $ --       $ 59,131         $ --      $ 1,030         $ --        $ 8,755           $ --
  (25,823)             (3,978)          (586)       2,481        4,183       (8,998)        16,929           (882)
  101,932             (47,309)         8,865       21,871      148,152      (17,841)       201,287        (47,862)
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
   78,790             (51,287)        67,410       24,352      153,365      (26,839)       226,971        (48,744)
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  209,563              76,303      1,419,344      374,189      390,327      136,123        568,738        190,637
   20,869             223,713        673,428      204,401      131,803      146,252        152,615        149,693
  (55,280)            (13,638)      (351,957)     (57,657)     (92,178)     (17,687)      (163,559)       (25,803)
   (5,420)             (3,575)       (24,393)      (5,406)     (11,035)     (21,223)       (10,903)       (10,768)
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  169,732             282,803      1,716,422      515,527      418,917      243,465        546,891        303,759
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  248,522             231,516      1,783,832      539,879      572,282      216,626        773,862        255,015
  231,516                  --        539,879           --      216,626           --        255,015             --
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
$ 480,038           $ 231,516    $ 2,323,711    $ 539,879    $ 788,908    $ 216,626    $ 1,028,876      $ 255,015
============ =================== ============== ============ ============ ============ ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                       MSF METLIFE STOCK INDEX     MSF MFS TOTAL RETURN            MSF MFS VALUE
                                           INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION
                                    ----------------------------- ------------------------ ------------------------
                                           2009           2008         2009        2008         2009        2008
                                    -------------- -------------- ------------ ----------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 71,048           $ --      $ 7,964        $ --         $ --        $ --
  Net realized gains (losses)           101,259        (11,198)       1,422        (276)       1,552      (2,607)
  Change in unrealized gains
     (losses) on investments            858,794       (212,891)      42,518      (2,465)      40,616      (1,758)
                                    -------------- -------------- ------------ ----------- ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                1,031,101       (224,089)      51,904      (2,741)      42,168      (4,365)
                                    -------------- -------------- ------------ ----------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               3,342,894      1,173,047      162,692      51,136      103,609      32,626
  Net transfers (including
     fixed account)                     415,489        785,625      130,833      45,555      112,490       2,714
  Policy charges                       (880,574)      (140,870)     (39,034)     (5,820)     (25,583)     (3,886)
  Transfers for policy benefits
     and terminations                   (62,840)       (19,763)      (4,874)     (2,268)        (769)     (1,731)
                                    -------------- -------------- ------------ ----------- ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            2,814,969      1,798,039      249,617      88,603      189,747      29,723
                                    -------------- -------------- ------------ ----------- ------------ -----------
     Net increase (decrease)
       in net assets                  3,846,070      1,573,950      301,521      85,862      231,915      25,358
NET ASSETS:
  Beginning of year                   1,573,950             --       85,862          --       25,358          --
                                    -------------- -------------- ------------ ----------- ------------ -----------
  End of year                       $ 5,420,020    $ 1,573,950    $ 387,383    $ 85,862    $ 257,273    $ 25,358
                                    ============== ============== ============ =========== ============ ===========

The accompanying notes are an integral part of these financial statements.

                                     MSF NEUBERGER BERMAN
MSF MORGAN STANLEY EAFE INDEX               MID CAP VALUE    MSF OPPENHEIMER GLOBAL EQUITY    MSF RUSSELL 2000 INDEX
          INVESTMENT DIVISION         INVESTMENT DIVISION              INVESTMENT DIVISION       INVESTMENT DIVISION
-------------------------------- --------------------------- -------------------------------- -------------------------
       2009              2008           2009         2008         2009                2008         2009         2008
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
   $ 36,492              $ --        $ 8,170         $ --      $ 8,743                $ --      $ 7,805         $ --
     (3,151)          (16,474)         2,480      (10,934)       1,883                (333)      14,654       (3,251)
    305,648           (90,748)       264,694      (54,587)     141,963             (13,693)     136,809      (23,821)
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
    338,989          (107,222)       275,344      (65,521)     152,589             (14,026)     159,268      (27,072)
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
  1,078,627           420,811        412,065      212,173      193,305              98,595      499,049      122,491
    269,987           209,031        228,924      156,818      305,109              71,112      130,142      118,951
   (286,249)          (47,031)      (115,292)     (23,847)     (60,595)             (8,100)    (132,338)     (18,827)
    (15,033)           (4,708)       (23,297)     (17,273)      (5,064)                650       (8,333)      (5,424)
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
  1,047,332           578,103        502,400      327,871      432,755             162,257      488,520      217,191
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
  1,386,321           470,881        777,744      262,350      585,344             148,231      647,788      190,119
    470,881                --        262,350           --      148,231                  --      190,119           --
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
$ 1,857,202         $ 470,881    $ 1,040,095    $ 262,350    $ 733,575           $ 148,231    $ 837,907    $ 190,119
============== ================= ============== ============ ============ =================== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                         MSF T. ROWE PRICE         MSF T. ROWE PRICE    MSF WESTERN ASSET MANAGEMENT
                                          LARGE CAP GROWTH          SMALL CAP GROWTH    STRATEGIC BOND OPPORTUNITIES
                                       INVESTMENT DIVISION       INVESTMENT DIVISION             INVESTMENT DIVISION
                                    ------------------------- ------------------------- -------------------------------
                                         2009         2008         2009         2008         2009               2008
                                    ------------ ------------ ------------ ------------ ------------ ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                   $ 1,058         $ --        $ 851         $ --     $ 10,833               $ --
  Net realized gains (losses)          (2,099)      (5,224)      13,097       (2,492)       4,590               (468)
  Change in unrealized gains
     (losses) on investments           72,164      (22,156)      95,352      (23,638)      43,651             (7,189)
                                    ------------ ------------ ------------ ------------ ------------ ------------------
     Net increase (decrease)
       in net assets resulting
       from operations                 71,123      (27,380)     109,300      (26,130)      59,074             (7,657)
                                    ------------ ------------ ------------ ------------ ------------ ------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               142,206       91,999      123,510      100,760      132,096             69,547
  Net transfers (including
     fixed account)                    23,460       51,480       69,509       46,674      108,892             49,918
  Policy charges                      (47,459)      (9,319)     (41,300)      (7,844)     (41,123)            (7,932)
  Transfers for policy benefits
     and terminations                  (4,766)      (3,476)      (5,184)       6,787       (1,549)            (1,033)
                                    ------------ ------------ ------------ ------------ ------------ ------------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            113,441      130,684      146,535      146,377      198,316            110,500
                                    ------------ ------------ ------------ ------------ ------------ ------------------
     Net increase (decrease)
       in net assets                  184,564      103,304      255,835      120,247      257,390            102,843
NET ASSETS:
  Beginning of year                   103,304           --      120,247           --      102,843                 --
                                    ------------ ------------ ------------ ------------ ------------ ------------------
  End of year                       $ 287,868    $ 103,304    $ 376,082    $ 120,247    $ 360,233          $ 102,843
                                    ============ ============ ============ ============ ============ ==================

The accompanying notes are an integral part of these financial statements.

         MSF WESTERN ASSET                 MSF METLIFE    MSF METLIFE CONSERVATIVE TO                   MSF METLIFE
MANAGEMENT U.S. GOVERNMENT     CONSERVATIVE ALLOCATION            MODERATE ALLOCATION           MODERATE ALLOCATION
       INVESTMENT DIVISION         INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------------- --------------------------- ------------------------------ -----------------------------
     2009             2008         2009           2008           2009            2008           2009           2008
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
 $ 39,142             $ --      $ 7,886           $ --        $ 9,903            $ --       $ 67,974           $ --
   (3,114)               7       13,018           (167)         7,239            (122)        44,582        (12,592)
    1,776            1,107       40,545          7,176        264,799           3,710        741,508       (142,033)
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
   37,804            1,114       61,449          7,009        281,941           3,588        854,064       (154,625)
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
  139,196          303,383      234,250         60,541      3,491,327          38,203      2,145,902        897,232
  309,105           50,990       23,348        153,408        378,143         153,460      1,798,677        476,250
  (58,573)          (6,004)     (58,141)        (5,489)      (151,125)         (9,483)      (613,213)       (87,653)
   (4,178)             498         (410)        (2,749)        (2,164)         (1,199)      (104,685)        16,031
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
  385,550          348,867      199,047        205,711      3,716,181         180,981      3,226,681      1,301,860
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
  423,354          349,981      260,496        212,720      3,998,122         184,569      4,080,745      1,147,235
  349,981               --      212,720             --        184,569              --      1,147,235             --
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
$ 773,335        $ 349,981    $ 473,216      $ 212,720    $ 4,182,691       $ 184,569    $ 5,227,980    $ 1,147,235
============ ================ ============ ============== ============== =============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                        MSF METLIFE MODERATE TO                 MSF METLIFE
                                          AGGRESSIVE ALLOCATION       AGGRESSIVE ALLOCATION       AMERICAN FUNDS BOND
                                            INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                                    ------------------------------ --------------------------- -------------------------
                                            2009           2008           2009         2008         2009         2008
                                    --------------- -------------- -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 171,680           $ --       $ 30,383         $ --     $ 23,529      $ 8,167
  Net realized gains (losses)             24,099       (106,747)         3,785      (23,758)       1,933         (266)
  Change in unrealized gains
     (losses) on investments           2,216,990       (452,235)       474,199     (122,833)      44,285       (7,835)
                                    --------------- -------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 2,412,769       (558,982)       508,367     (146,591)      69,747           66
                                    --------------- -------------- -------------- ------------ ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                7,037,021      2,864,318      1,535,901      475,389      255,064      104,192
  Net transfers (including
     fixed account)                    2,795,395      1,278,250        383,841      477,442      505,050       90,301
  Policy charges                      (1,812,091)      (328,450)      (428,420)     (86,097)     (89,753)     (11,710)
  Transfers for policy benefits
     and terminations                   (220,656)         5,495        (42,824)      14,380      (25,642)      (5,355)
                                    --------------- -------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             7,799,669      3,819,613      1,448,498      881,114      644,719      177,428
                                    --------------- -------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets                  10,212,438      3,260,631      1,956,865      734,523      714,466      177,494
NET ASSETS:
  Beginning of year                    3,260,631             --        734,523           --      177,494           --
                                    --------------- -------------- -------------- ------------ ------------ ------------
  End of year                       $ 13,473,069    $ 3,260,631    $ 2,691,388    $ 734,523    $ 891,960    $ 177,494
                                    =============== ============== ============== ============ ============ ============

The accompanying notes are an integral part of these financial statements.

             AMERICAN FUNDS
GLOBAL SMALL CAPITALIZATION         AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
        INVESTMENT DIVISION           INVESTMENT DIVISION             INVESTMENT DIVISION
------------------------------ ----------------------------- -------------------------------
       2009            2008           2009           2008           2009             2008
-------------- --------------- -------------- -------------- -------------- ----------------
    $ 5,921            $ --       $ 26,709       $ 11,798       $ 40,916         $ 11,503
     12,572          (5,250)       (16,131)       (18,975)         1,842          (24,636)
    744,371        (153,068)     1,147,006       (260,598)       585,293          (99,136)
-------------- --------------- -------------- -------------- -------------- ----------------
    762,864        (158,318)     1,157,584       (267,775)       628,051         (112,269)
-------------- --------------- -------------- -------------- -------------- ----------------
  1,243,051         459,435      2,321,278        843,729      1,308,125          536,648
    422,372         435,408      1,531,736        793,930      1,101,072          316,676
   (318,011)        (58,421)      (594,343)       (99,518)      (356,943)         (50,630)
    (47,816)        (22,635)       (84,470)       (22,629)       (61,879)           2,350
-------------- --------------- -------------- -------------- -------------- ----------------
  1,299,596         813,787      3,174,201      1,515,512      1,990,375          805,044
-------------- --------------- -------------- -------------- -------------- ----------------
  2,062,460         655,469      4,331,785      1,247,737      2,618,426          692,775
    655,469              --      1,247,737             --        692,775               --
-------------- --------------- -------------- -------------- -------------- ----------------
$ 2,717,929       $ 655,469    $ 5,579,522    $ 1,247,737    $ 3,311,201        $ 692,775
============== =============== ============== ============== ============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2009:

MIST American Funds Balanced Allocation Investment Division MIST American Funds Growth Allocation Investment Division
MIST American Funds Moderate Allocation Investment Division MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division
MIST SSgA Growth and Income ETF Investment Division
MIST SSgA Growth ETF Investment Division
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment Division
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division MIST Legg Mason Value Equity Investment Division
MIST Lord Abbett Bond Debenture Investment Division

MIST Met/AIM Small Cap Growth Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division
MIST Met/Templeton Growth Investment Division
MIST MFS Research International Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST T. Rowe Price Mid Cap Growth Investment Division
MIST Van Kampen Mid Cap Growth Investment Division
MSF BlackRock Aggressive Growth Investment Division

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF Davis Venture Value Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF FI Value Leaders Investment Division
MSF Loomis Sayles Small Cap Growth Investment Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF Jennison Growth Investment Division
MSF Artio International Stock Investment Division
MSF Barclays Capital Aggregate Bond Index Investment Division
MSF Loomis Sayles Small Cap Core Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division

MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division
MSF Western Asset Management Strategic Bond Opportunities Investment Division MSF Western Asset Management U.S. Government Investment Division
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division
MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division
MSF MetLife Aggressive Allocation Investment Division
American Funds Bond Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division

3. PORTFOLIO CHANGES

The following Investment Division ceased operations during the year ended December 31, 2009:

MSF FI Large Cap Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

FORMER NAME                                                  NEW NAME
(MSF) Franklin Templeton Small Cap Growth Portfolio          (MSF) Loomis Sayles Small Cap Growth Portfolio
(MSF) Harris Oakmark Focused Value Portfolio                 (MSF) Met/Artisan Mid Cap Value Portfolio
(MSF) Julius Baer International Stock Portfolio              (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index Portfolio         (MSF) Barclays Capital Aggregate Bond Index Portfolio
(MSF) Loomis Sayles Small Cap Portfolio                      (MSF) Loomis Sayles Small Cap Core Portfolio

MERGER:

FORMER PORTFOLIO                                             NEW PORTFOLIO
(MSF) FI Large Cap Portfolio                                 (MSF) BlackRock Legacy Large Cap Growth Portfolio

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Investment Divisions. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying financial statements.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV, unadjusted, based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Investment Divisions.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The mortality and expense risk charge, which ranges from .15% to .60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $.00 to $.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.00 to $61.44 per $100 of the benefit provided.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                            ----------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                             SHARES        COST ($) PURCHASES ($) FROM SALES ($)
                                                            ------- --------------- ------------- --------------
MIST American Funds Balanced Allocation
  Investment Division                                        44,337         358,711       246,319         33,562
MIST American Funds Growth Allocation
  Investment Division                                       279,076       1,960,806     1,206,063         80,835
MIST American Funds Moderate Allocation
  Investment Division                                        61,583         504,010       483,212         81,086
MIST BlackRock Large Cap Core Investment Division            33,575         226,638       177,247         33,200
MIST Clarion Global Real Estate Investment Division         113,735         903,693       687,666         82,511
MIST SSgA Growth and Income ETF Investment Division          41,866         411,787       462,464         71,331
MIST SSgA Growth ETF Investment Division                     49,317         459,141       521,397         92,006
MIST Dreman Small Cap Value Investment Division              11,202         113,090        93,130         12,079
MIST Harris Oakmark International Investment Division       134,133       1,321,952     1,026,173        150,412
MIST Janus Forty Investment Division                         35,084       1,882,897     1,320,581         93,465
MIST Lazard Mid Cap Investment Division                      37,256         297,970       243,259         24,597
MIST Legg Mason Partners Aggressive Growth
  Investment Division                                        33,621         199,331        57,898          8,300
MIST Legg Mason Value Equity Investment Division             22,265         125,876       119,208         16,289
MIST Lord Abbett Bond Debenture Investment Division          63,850         687,402       534,075         20,254
MIST Met/AIM Small Cap Growth Investment Division            14,910         146,532       122,841         13,706
MIST Met/Franklin Income Investment Division                 31,810         286,189       279,597         24,608
MIST Met/Franklin Mutual Shares Investment Division          76,338         502,129       455,120         23,549
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                        94,951         783,891       447,880         32,147
MIST Met/Templeton Growth Investment Division                50,033         374,617       313,077         45,105
MIST MFS Research International Investment Division         157,714       1,260,566       934,371         91,260
MIST Oppenheimer Capital Appreciation Investment Division .  31,298         139,969       107,271         10,004
MIST PIMCO Inflation Protected Bond Investment Division     121,087       1,263,638     1,105,563        340,658
MIST PIMCO Total Return Investment Division                 215,956       2,489,116     2,011,180         52,889
MIST RCM Technology Investment Division                     127,114         392,709       350,289         40,358
MIST T. Rowe Price Mid Cap Growth Investment Division       109,085         687,971       474,235         46,065
MIST Van Kampen Mid Cap Growth Investment Division           21,739         166,953       153,548          4,763
MSF BlackRock Aggressive Growth Investment Division          23,499         437,690       479,462        144,060
MSF BlackRock Bond Income Investment Division                 5,055         512,578       384,833         29,708
MSF BlackRock Diversified Investment Division                23,123         303,878       211,659          7,233
MSF BlackRock Large Cap Value Investment Division           130,986       1,124,596       851,601         21,640
MSF BlackRock Legacy Large Cap Growth Investment Division .  13,210         250,438       207,661         48,219
MSF BlackRock Strategic Value Investment Division            46,086         399,067       348,341         21,482
MSF Davis Venture Value Investment Division                  98,966       2,395,820     1,528,871         66,147
MSF FI Mid Cap Opportunities Investment Division             16,777         183,842       143,571         20,233
MSF FI Value Leaders Investment Division                      5,698         625,678       604,989         13,493
MSF Loomis Sayles Small Cap Growth Investment Division       23,002         140,479       107,880         10,525
MSF Met/Artisan Mid Cap Value Investment Division             2,954         370,024       311,394          9,975
MSF Jennison Growth Investment Division                       8,605          78,350        86,052         23,526
MSF Artio International Stock Investment Division            50,798         425,415       332,282        159,830
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                       212,405       2,292,977     1,903,932        128,451
MSF Loomis Sayles Small Cap Core Investment Division          4,508         658,597       451,586         31,472
MSF MetLife Mid Cap Stock Index Investment Division          92,692         875,455       681,887        107,162
MSF MetLife Stock Index Investment Division                 206,006       4,774,120     3,589,256        649,935
MSF MFS Total Return Investment Division                      3,183         347,333       282,593         25,010
MSF MFS Value Investment Division                            22,971         218,418       211,527         21,742
MSF Morgan Stanley EAFE Index Investment Division           163,774       1,642,303     1,239,091        149,393
MSF Neuberger Berman Mid Cap Value Investment Division       65,046         829,989       554,676         43,825
MSF Oppenheimer Global Equity Investment Division            54,419         605,307       509,296         67,767
MSF Russell 2000 Index Investment Division                   78,973         724,921       631,835        124,699

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF T. Rowe Price Large Cap Growth Investment Division       22,333       237,862       160,751         46,118
MSF T. Rowe Price Small Cap Growth Investment Division       30,953       304,370       222,454         68,197
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                        29,551       323,771       228,347         14,417
MSF Western Asset Management U.S. Government
  Investment Division                                        65,205       770,454       783,641        358,948
MSF MetLife Conservative Allocation Investment Division      43,534       425,497       330,028        121,609
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                       396,840     3,914,184     3,857,789        129,636
MSF MetLife Moderate Allocation Investment Division         518,135     4,628,507     3,576,934        249,294
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     1,383,272    11,708,319     8,777,268        720,223
MSF MetLife Aggressive Allocation Investment Division       287,542     2,340,027     1,554,934         74,176
American Funds Bond Investment Division                      87,191       855,511       704,890         36,624
American Funds Global Small Capitalization
  Investment Division                                       153,123     2,126,629     1,534,011        228,168
American Funds Growth Investment Division                   121,031     4,693,117     3,385,618        184,004
American Funds Growth-Income Investment Division            106,196     2,825,046     2,074,825         43,228

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008:

                               MIST AMERICAN FUNDS    MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                               BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                  2009        2008       2009        2008       2009        2008
                               ---------- ----------- ---------- ----------- ---------- -----------
Units beginning of period       16,591          --    111,759          --     11,206          --
Units issued and transferred
  from other funding options    38,125      18,214    225,807     125,410     74,858      16,825
Units redeemed and transferred
  to other funding options     (12,007)     (1,623)   (70,810)    (13,651)   (26,699)     (5,619)
                               ---------- ----------- ---------- ----------- ---------- -----------
Units end of period             42,709      16,591    266,756     111,759     59,365      11,206
                               ========== =========== ========== =========== ========== ===========

                                                       MIST DREMAN SMALL CAP    MIST HARRIS OAKMARK
                               MIST SSGA GROWTH ETF                    VALUE          INTERNATIONAL
                                INVESTMENT DIVISION      INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ------------------------ ----------------------
                                  2009         2008      2009           2008       2009        2008
                               ---------- ------------ --------- -------------- ---------- -----------
Units beginning of period        3,250           --     2,920             --     34,033          --
Units issued and transferred
  from other funding options    62,699        4,576    10,482          3,198     87,029      54,408
Units redeemed and transferred
  to other funding options     (20,619)      (1,326)   (3,004)          (278)   (32,093)    (20,375)
                               ---------- ------------ --------- -------------- ---------- -----------
Units end of period             45,330        3,250    10,398          2,920     88,969      34,033
                               ========== ============ ========= ============== ========== ===========

                                      MIST LEGG MASON       MIST LORD ABBETT           MIST MET/AIM
                                         VALUE EQUITY         BOND DEBENTURE       SMALL CAP GROWTH
                                  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ------------------------- ---------------------- ----------------------
                                       2009      2008      2009         2008      2009         2008
                               --------------- --------- --------- ------------ --------- ------------
Units beginning of period             3,908        --     8,406           --     2,627           --
Units issued and transferred
  from other funding options         25,464     6,759    27,875       11,223    12,655        2,985
Units redeemed and transferred
  to other funding options           (8,911)   (2,851)   (6,277)      (2,817)   (3,808)        (358)
                               --------------- --------- --------- ------------ --------- ------------
Units end of period                  20,461     3,908    30,004        8,406    11,474        2,627
                               =============== ========= ========= ============ ========= ============

                                                              MIST MFS RESEARCH        MIST OPPENHEIMER
                               MIST MET/TEMPLETON GROWTH          INTERNATIONAL    CAPITAL APPRECIATION
                                     INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
                               ---------------------------- ---------------------- -----------------------
                                 2009               2008       2009        2008      2009          2008
                               --------- ------------------ ---------- ----------- --------- -------------
Units beginning of period      12,077                 --     32,127          --     6,045            --
Units issued and transferred
  from other funding options   46,401             25,192     97,291      48,758    21,464        10,780
Units redeemed and transferred
  to other funding options     (8,752)           (13,115)   (32,471)    (16,631)   (7,863)       (4,735)
                               --------- ------------------ ---------- ----------- --------- -------------
Units end of period            49,726             12,077     96,947      32,127    19,646         6,045
                               ========= ================== ========== =========== ========= =============

     MIST BLACKROCK       MIST CLARION GLOBAL                 MIST SSgA
     LARGE CAP CORE               REAL ESTATE    GROWTH AND INCOME ETF
INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
---------------------- ------------------------- ------------------------
   2009        2008           2009       2008         2009        2008
---------- ----------- -------------- ---------- ------------ -----------
  9,107          --         24,972         --        2,122          --
 27,424      14,053         85,685     46,180       53,187       3,031
(11,028)     (4,946)       (30,989)   (21,208)     (17,032)       (909)
---------- ----------- -------------- ---------- ------------ -----------
 25,503       9,107         79,668     24,972       38,277       2,122
========== =========== ============== ========== ============ ===========

                                              MIST LEGG MASON PARTNERS
   MIST JANUS FORTY    MIST LAZARD MID CAP           AGGRESSIVE GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
---------------------- ---------------------- ---------------------------
  2009         2008      2009         2008      2009              2008
--------- ------------ --------- ------------ --------- -----------------
 2,542           --     6,290           --    19,775                --
 7,103        3,989    24,884       10,402    13,483            20,909
(2,626)      (1,447)   (7,471)      (4,112)   (5,205)           (1,134)
--------- ------------ --------- ------------ --------- -----------------
 7,019        2,542    23,703        6,290    28,053            19,775
========= ============ ========= ============ ========= =================

                              MIST MET/FRANKLIN              MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME          MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION    INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------- ------------------------------
  2009              2008       2009        2008       2009                2008
--------- ----------------- ---------- ----------- ---------- -------------------
 3,275                --      9,353          --     43,891                  --
36,254             4,428     77,121      11,332     60,679              64,037
(8,510)           (1,153)   (12,418)     (1,979)   (11,469)            (20,146)
--------- ----------------- ---------- ----------- ---------- -------------------
31,019             3,275     74,056       9,353     93,101              43,891
========= ================= ========== =========== ========== ===================

MIST PIMCO INFLATION
      PROTECTED BOND    MIST PIMCO TOTAL RETURN    MIST RCM TECHNOLOGY
 INVESTMENT DIVISION        INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------- -------------------------- ----------------------
   2009         2008       2009            2008       2009        2008
---------- ------------ ---------- --------------- ---------- -----------
 39,482           --     36,238              --     16,257          --
112,812       64,540    143,812          53,208     83,635      27,140
(58,825)     (25,058)   (34,185)        (16,970)   (23,357)    (10,883)
---------- ------------ ---------- --------------- ---------- -----------
 93,469       39,482    145,865          36,238     76,535      16,257
========== ============ ========== =============== ========== ===========

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008:

                                MIST T. ROWE PRICE        MIST VAN KAMPEN          MSF BLACKROCK
                                    MID CAP GROWTH         MID CAP GROWTH      AGGRESSIVE GROWTH
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                  2009        2008      2009         2008      2009         2008
                               ---------- ----------- --------- ------------ --------- ------------
Units beginning of period       34,760          --     1,813           --     2,212           --
Units issued and transferred
  from other funding options    76,938      53,052    13,397        2,034    13,271        5,325
Units redeemed and transferred
  to other funding options     (24,299)    (18,292)   (1,352)        (221)   (5,790)      (3,113)
                               ---------- ----------- --------- ------------ --------- ------------
Units end of period             87,399      34,760    13,858        1,813     9,693        2,212
                               ========== =========== ========= ============ ========= ============

                               MSF BLACKROCK LEGACY
                                   LARGE CAP GROWTH    MSF BLACKROCK STRATEGIC VALUE    MSF DAVIS VENTURE VALUE
                                INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                               ----------------------- -------------------------------- --------------------------
                                 2009          2008      2009                   2008       2009            2008
                               --------- ------------- --------- ---------------------- ---------- ---------------
Units beginning of period       3,157            --     5,109                     --     27,134              --
Units issued and transferred
  from other funding options   10,289         4,760    30,045                  8,689     66,595          36,151
Units redeemed and transferred
  to other funding options     (4,635)       (1,603)   (7,735)                (3,580)   (21,185)         (9,017)
                               --------- ------------- --------- ---------------------- ---------- ---------------
Units end of period             8,811         3,157    27,419                  5,109     72,544          27,134
                               ========= ============= ========= ====================== ========== ===============

                                   MSF MET/ARTISAN
                                     MID CAP VALUE    MSF JENNISON GROWTH    MSF ARTIO INTERNATIONAL STOCK
                               INVESTMENT DIVISION    INVESTMENT DIVISION              INVESTMENT DIVISION
                               ---------------------- ---------------------- --------------------------------
                                 2009         2008      2009         2008       2009                  2008
                               --------- ------------ --------- ------------ ---------- ---------------------
Units beginning of period       2,381           --     1,265           --     16,183                    --
Units issued and transferred
  from other funding options   13,418        3,516    10,362        1,449     37,316                20,747
Units redeemed and transferred
  to other funding options     (3,360)      (1,135)   (4,256)        (184)   (26,033)               (4,564)
                               --------- ------------ --------- ------------ ---------- ---------------------
Units end of period            12,439        2,381     7,371        1,265     27,466                16,183
                               ========= ============ ========= ============ ========== =====================

                               MSF METLIFE STOCK INDEX    MSF MFS TOTAL RETURN          MSF MFS VALUE
                                   INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               -------------------------- ----------------------- ----------------------
                                  2009            2008      2009          2008      2009         2008
                               ---------- --------------- --------- ------------- --------- ------------
Units beginning of period       41,481              --     1,692            --     2,350           --
Units issued and transferred
  from other funding options   132,596          54,537     6,518         2,044    24,072        4,893
Units redeemed and transferred
  to other funding options     (60,923)        (13,056)   (1,775)         (352)   (6,688)      (2,543)
                               ---------- --------------- --------- ------------- --------- ------------
Units end of period            113,154          41,481     6,435         1,692    19,734        2,350
                               ========== =============== ========= ============= ========= ============

                                                                MSF BLACKROCK
MSF BLACKROCK BOND INCOME    MSF BLACKROCK DIVERSIFIED        LARGE CAP VALUE
      INVESTMENT DIVISION          INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------
  2009               2008      2009               2008       2009        2008
--------- ------------------ --------- ------------------ ---------- -----------
 2,254                 --     1,989                 --     25,822          --
 6,832              3,318     5,849              2,915    103,981      40,966
(2,211)            (1,064)   (1,706)              (926)   (23,516)    (15,144)
--------- ------------------ --------- ------------------ ---------- -----------
 6,875              2,254     6,132              1,989    106,287      25,822
========= ================== ========= ================== ========== ===========

                                                          MSF LOOMIS SAYLES
MSF FI MID CAP OPPORTUNITIES    MSF FI VALUE LEADERS       SMALL CAP GROWTH
         INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------------- ----------------------- ----------------------
  2009                  2008      2009          2008      2009         2008
--------- --------------------- --------- ------------- --------- ------------
 4,457                    --     1,273            --     5,586           --
13,652                 4,845    24,384         1,612    17,841        7,482
(3,941)                 (388)   (1,898)         (339)   (5,600)      (1,896)
--------- --------------------- --------- ------------- --------- ------------
14,168                 4,457    23,759         1,273    17,827        5,586
========= ===================== ========= ============= ========= ============

MSF BARCLAYS CAPITAL      MSF LOOMIS SAYLES      MSF METLIFE MID CAP
AGGREGATE BOND INDEX         SMALL CAP CORE              STOCK INDEX
 INVESTMENT DIVISION    INVESTMENT DIVISION      INVESTMENT DIVISION
----------------------- ---------------------- ------------------------
   2009         2008      2009         2008           2009      2008
---------- ------------ --------- ------------ -------------- ---------
 31,510           --     7,684           --         21,312        --
144,248       47,532    20,951       12,876         73,429    29,006
(46,801)     (16,022)   (7,152)      (5,192)       (31,975)   (7,694)
---------- ------------ --------- ------------ -------------- ---------
128,957       31,510    21,483        7,684         62,766    21,312
========== ============ ========= ============ ============== =========

 MSF MORGAN STANLEY    MSF NEUBERGER BERMAN            MSF OPPENHEIMER
         EAFE INDEX           MID CAP VALUE              GLOBAL EQUITY
INVESTMENT DIVISION     INVESTMENT DIVISION        INVESTMENT DIVISION
---------------------- ----------------------- --------------------------
   2009        2008       2009         2008             2009      2008
---------- ----------- ---------- ------------ ---------------- ---------
 41,528          --     16,063           --           10,280        --
149,244      59,019     41,083       26,599           37,873    13,378
(63,477)    (17,491)   (14,145)     (10,536)         (11,895)   (3,098)
---------- ----------- ---------- ------------ ---------------- ---------
127,295      41,528     43,001       16,063           36,258    10,280
========== =========== ========== ============ ================ =========

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008:

                                                           MSF T. ROWE PRICE      MSF T. ROWE PRICE
                               MSF RUSSELL 2000 INDEX       LARGE CAP GROWTH       SMALL CAP GROWTH
                                  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ------------------------- ---------------------- ----------------------
                                  2009           2008       2009        2008      2009         2008
                               ---------- -------------- ---------- ----------- --------- ------------
Units beginning of period       13,702             --     10,095          --     9,964           --
Units issued and transferred
  from other funding options    62,621         19,301     19,894      15,783    21,329       13,322
Units redeemed and transferred
  to other funding options     (28,402)        (5,599)   (10,377)     (5,688)   (8,868)      (3,358)
                               ---------- -------------- ---------- ----------- --------- ------------
Units end of period             47,921         13,702     19,612      10,095    22,425        9,964
                               ========== ============== ========== =========== ========= ============

                               MSF METLIFE CONSERVATIVE            MSF METLIFE        MSF METLIFE MODERATE
                                 TO MODERATE ALLOCATION    MODERATE ALLOCATION    TO AGGRESSIVE ALLOCATION
                                    INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- ---------------------- ---------------------------
                                  2009             2008        2009       2008         2009           2008
                               ---------- ---------------- ----------- ---------- ------------ --------------
Units beginning of period       19,138               --     125,785         --      378,895             --
Units issued and transferred
  from other funding options   357,486           21,047     452,172    165,764    1,267,750        582,875
Units redeemed and transferred
  to other funding options     (26,873)          (1,909)   (126,057)   (39,979)    (437,029)      (203,980)
                               ---------- ---------------- ----------- ---------- ------------ --------------
Units end of period            349,751           19,138     451,900    125,785    1,209,616        378,895
                               ========== ================ =========== ========== ============ ==============

                               AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
                                 INVESTMENT DIVISION             INVESTMENT DIVISION
                               ------------------------ -------------------------------
                                 2009           2008      2009                  2008
                               --------- -------------- --------- ---------------------
Units beginning of period       9,023             --     6,645                    --
Units issued and transferred
  from other funding options   29,683         13,844    23,669                12,511
Units redeemed and transferred
  to other funding options     (9,766)        (4,821)   (6,114)               (5,866)
                               --------- -------------- --------- ---------------------
Units end of period            28,940          9,023    24,200                 6,645
                               ========= ============== ========= =====================

MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT                MSF METLIFE
STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT    CONSERVATIVE ALLOCATION
         INVESTMENT DIVISION             INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------------- ------------------------------- --------------------------
  2009                  2008       2009                 2008           2009        2008
--------- --------------------- ---------- -------------------- -------------- -----------
 4,615                    --     17,052                   --         20,969          --
10,376                 6,223     40,167               18,949         33,830      22,721
(2,764)               (1,608)   (21,104)              (1,897)       (16,159)     (1,752)
--------- --------------------- ---------- -------------------- -------------- -----------
12,227                 4,615     36,115               17,052         38,640      20,969
========= ===================== ========== ==================== ============== ===========

          MSF METLIFE                                        AMERICAN FUNDS
AGGRESSIVE ALLOCATION    AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION
  INVESTMENT DIVISION    INVESTMENT DIVISION            INVESTMENT DIVISION
------------------------ ---------------------- ------------------------------
   2009          2008      2009         2008       2009                2008
---------- ------------- --------- ------------ ---------- -------------------
 90,854            --    10,635           --     34,851                  --
243,892       186,206    46,572       14,067     95,513              53,662
(82,395)      (95,352)   (9,746)      (3,432)   (40,769)            (18,811)
---------- ------------- --------- ------------ ---------- -------------------
252,351        90,854    47,461       10,635     89,595              34,851
========== ============= ========= ============ ========== ===================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A OF METLIFE INVESTORS USA INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund, for each of the periods presented in the two years ended December 31, 2009:

                                                         AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------- -------------------------------------------------
                                                                           INVESTMENT(1)
                                                                       NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                           UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                         ------- -------------- ---------- ------------- ---------------- ------------------
MIST American Funds Balanced        2009  42,709      9.21         393,272            --               --           30.06
  Allocation Investment Division    2008  16,591      7.08         117,461          3.96               --          (29.27)
  (Commenced 4/28/2008)
MIST American Funds Growth          2009 266,756      8.67       2,313,537            --               --           34.36
  Allocation Investment Division    2008 111,759      6.45         721,398         11.34               --          (35.51)
  (Commenced 4/28/2008)
MIST American Funds Moderate        2009  59,365      9.63         571,494            --               --           23.90
  Allocation Investment Division    2008  11,206      7.77          87,064          6.89               --          (22.46)
  (Commenced 4/28/2008)
MIST BlackRock Large Cap Core       2009  25,503     10.30         262,556          1.28               --           19.34
  Investment Division               2008   9,107      8.63          78,564            --               --          (31.87)
  (Commenced 4/28/2008)
MIST Clarion Global Real Estate     2009  79,668     13.68       1,089,579          2.83               --           35.12
  Investment Division               2008  24,972     10.12         252,756            --               --          (44.73)
  (Commenced 4/28/2008)
MIST SSgA Growth and Income ETF     2009  38,277     11.31         432,892          0.93               --           24.96
  Investment Division               2008   2,122      9.05          19,207            --               --          (23.99)
  (Commenced 4/28/2008)
MIST SSgA Growth ETF                2009  45,330     10.74         486,757          1.25               --           29.51
  Investment Division               2008   3,250      8.29          26,947            --               --          (30.82)
  (Commenced 4/28/2008)
MIST Dreman Small Cap Value         2009  10,398     13.49         140,252          0.82               --           29.09
  Investment Division               2008   2,920     10.45          30,514            --               --          (25.08)
  (Commenced 4/28/2008)
MIST Harris Oakmark International   2009  88,969     18.17       1,616,304          6.88               --           55.46
  Investment Division               2008  34,033     11.69         397,710            --               --          (37.26)
  (Commenced 4/28/2008)
MIST Janus Forty                    2009   7,019    323.68       2,272,014            --               --           43.21
  Investment Division               2008   2,542    226.02         574,436            --               --          (44.68)
  (Commenced 4/28/2008)
MIST Lazard Mid Cap                 2009  23,703     14.71         348,721          0.90               --           37.14
  Investment Division               2008   6,290     10.73          67,473            --               --          (36.07)
  (Commenced 4/28/2008)
MIST Legg Mason Partners Aggressive 2009  28,053      7.30         204,749          0.13               --           33.45
  Growth Investment Division        2008  19,775      5.47         108,153            --               --          (36.35)
  (Commenced 4/28/2008)
MIST Legg Mason Value Equity        2009  20,461      6.74         137,821          0.95               --           37.79
  Investment Division               2008   3,908      4.89          19,104            --               --          (47.12)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------- -------------------------------------------------
                                                                             INVESTMENT(1)
                                                                         NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                             UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                           ------- -------------- --------- ------------- ---------------- ------------------
MIST Lord Abbett Bond Debenture       2009  30,004 26.05             781,525          6.15               --           37.12
  Investment Division                 2008   8,406 19.00             159,679            --               --          (18.83)
  (Commenced 4/28/2008)
MIST Met/AIM Small Cap Growth         2009  11,474 14.58             167,289            --               --           34.21
  Investment Division                 2008   2,627 10.86              28,540            --               --          (34.43)
  (Commenced 4/28/2008)
MIST Met/Franklin Income              2009  31,019 10.35             320,967            --               --           28.05
  Investment Division                 2008   3,275  8.08              26,469          5.38               --          (19.19)
  (Commenced 4/28/2008)
MIST Met/Franklin Mutual Shares       2009  74,056  8.36             619,100            --               --           25.15
  Investment Division                 2008   9,353  6.68              62,476          7.30               --          (33.20)
  (Commenced 4/28/2008)
MIST Met/Franklin Templeton Founding  2009  93,101  9.16             852,656            --               --           28.84
  Strategy Investment Division        2008  43,891  7.11             311,998          2.67               --          (28.92)
  (Commenced 4/28/2008)
MIST Met/Templeton Growth             2009  49,726  8.83             439,287          0.03               --           33.08
  Investment Division                 2008  12,077  6.64              80,174          0.75               --          (33.62)
  (Commenced 4/28/2008)
MIST MFS Research International       2009  96,947 15.26           1,479,355          2.96               --           31.93
  Investment Division                 2008  32,127 11.57             371,576            --               --          (41.00)
  (Commenced 4/28/2008)
MIST Oppenheimer Capital Appreciation 2009  19,646  9.02             177,145            --               --           44.02
  Investment Division                 2008   6,045  6.26              37,850            --               --          (43.37)
  (Commenced 4/28/2008)
MIST PIMCO Inflation Protected Bond   2009  93,469 14.47           1,352,538          3.43               --           18.37
  Investment Division                 2008  39,482 12.23             482,681            --               --           (9.73)
  (Commenced 4/28/2008)
MIST PIMCO Total Return               2009 145,865 17.80           2,595,792          6.19               --           18.39
  Investment Division                 2008  36,238 15.03             544,710            --               --           (1.28)
  (Commenced 4/28/2008)
MIST RCM Technology                   2009  76,535  6.34             485,576            --               --           59.17
  Investment Division                 2008  16,257  3.99              64,801            --               --          (37.82)
  (Commenced 4/28/2008)
MIST T. Rowe Price Mid Cap Growth     2009  87,399  9.65             843,226            --               --           45.85
  Investment Division                 2008  34,760  6.62             229,945            --               --          (37.28)
  (Commenced 4/28/2008)
MIST Van Kampen Mid Cap Growth        2009  13,858 14.13             195,873          0.02               --           57.83
  Investment Division                 2008   1,813  8.96              16,237            --               --          (43.85)
  (Commenced 4/28/2008)
MSF BlackRock Aggressive Growth       2009   9,693 56.68             549,406          0.22               --           49.44
  Investment Division                 2008   2,212 37.93              83,929            --               --          (44.59)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------- -------------------------------------------------
                                                                             INVESTMENT(1)
                                                                         NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                             UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                           ------- -------------- ---------- ------------- ---------------- ------------------
MSF BlackRock Bond Income             2009   6,875     76.59         526,558          6.10               --            9.47
  Investment Division                 2008   2,254     69.96         157,720            --               --           (4.17)
  (Commenced 4/28/2008)
MSF BlackRock Diversified             2009   6,132     55.09         337,826          4.33               --           17.30
  Investment Division                 2008   1,989     46.97          93,442            --               --          (20.65)
  (Commenced 4/28/2008)
MSF BlackRock Large Cap Value         2009 106,287     11.66       1,239,125          1.17               --           11.21
  Investment Division                 2008  25,822     10.48         270,681            --               --          (30.94)
  (Commenced 4/28/2008)
MSF BlackRock Legacy Large Cap Growth 2009   8,811     34.42         303,305          0.46               --           36.79
  Investment Division                 2008   3,157     25.16          79,452            --               --          (34.56)
  (Commenced 4/28/2008)
MSF BlackRock Strategic Value         2009  27,419     15.93         436,891          0.81               --           13.15
  Investment Division                 2008   5,109     14.08          71,935            --               --          (35.81)
  (Commenced 4/28/2008)
MSF Davis Venture Value               2009  72,544     38.43       2,787,866          1.30               --           31.99
  Investment Division                 2008  27,134     29.12         790,054            --               --          (37.59)
  (Commenced 4/28/2008)
MSF FI Mid Cap Opportunities          2009  14,168     14.67         207,865          1.21               --           33.80
  Investment Division                 2008   4,457     10.96          48,872            --               --          (51.44)
  (Commenced 4/28/2008)
MSF FI Value Leaders                  2009  23,759     30.11         715,457          0.60               --           21.85
  Investment Division                 2008   1,273     24.71          31,448            --               --          (34.25)
  (Commenced 4/28/2008)
MSF Loomis Sayles Small Cap Growth    2009  17,827      9.52         169,755            --               --           29.93
  Investment Division                 2008   5,586      7.33          40,939            --               --          (33.72)
  (Commenced 4/28/2008)
MSF Met/Artisan Mid Cap Value         2009  12,439     35.18         437,619          0.75               --           41.56
  Investment Division                 2008   2,381     24.85          59,162            --               --          (42.81)
  (Commenced 4/28/2008)
MSF Jennison Growth                   2009   7,371     12.74          93,882          0.15               --           39.99
  Investment Division                 2008   1,265      9.10          11,510            --               --          (32.96)
  (Commenced 4/28/2008)
MSF Artio International Stock         2009  27,466     17.48         480,038          0.81               --           22.17
  Investment Division                 2008  16,183     14.31         231,516            --               --          (40.37)
  (Commenced 4/28/2008)
MSF Barclays Capital Aggregate Bond   2009 128,957     18.02       2,323,711          4.44               --            5.17
  Index Investment Division           2008  31,510     17.13         539,879            --               --            4.32
  (Commenced 4/28/2008)
MSF Loomis Sayles Small Cap Core      2009  21,483     36.72         788,908          0.23               --           30.25
  Investment Division                 2008   7,684     28.19         216,626            --               --          (30.05)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------- -------------------------------------------------
                                                                           INVESTMENT(1)
                                                                       NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                           UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                         ------- -------------- ---------- ------------- ---------------- ------------------
MSF MetLife Mid Cap Stock Index     2009  62,766 16.39           1,028,876          1.46               --           36.99
  Investment Division               2008  21,312 11.97             255,015            --               --          (35.42)
  (Commenced 4/28/2008)
MSF MetLife Stock Index             2009 113,154 47.90           5,420,020          2.09               --           26.24
  Investment Division               2008  41,481 37.94           1,573,950            --               --          (34.22)
  (Commenced 4/28/2008)
MSF MFS Total Return                2009   6,435 60.20             387,383          3.32               --           18.60
  Investment Division               2008   1,692 50.76              85,862            --               --          (20.13)
  (Commenced 4/28/2008)
MSF MFS Value Investment Division   2009  19,734 13.04             257,273            --               --           20.82
  (Commenced 4/28/2008)             2008   2,350 10.79              25,358            --               --          (29.45)
MSF Morgan Stanley EAFE Index       2009 127,295 14.59           1,857,202          3.33               --           28.67
  Investment Division               2008  41,528 11.34             470,881            --               --          (40.15)
  (Commenced 4/28/2008)
MSF Neuberger Berman Mid Cap Value  2009  43,001 24.19           1,040,095          1.32               --           48.10
  Investment Division               2008  16,063 16.33             262,350            --               --          (46.55)
  (Commenced 4/28/2008)
MSF Oppenheimer Global Equity       2009  36,258 20.23             733,575          2.20               --           40.31
  Investment Division               2008  10,280 14.42             148,231            --               --          (37.34)
  (Commenced 4/28/2008)
MSF Russell 2000 Index              2009  47,921 17.49             837,907          1.62               --           26.01
  Investment Division               2008  13,702 13.88             190,119            --               --          (30.11)
  (Commenced 4/28/2008)
MSF T. Rowe Price Large Cap Growth  2009  19,612 14.68             287,868          0.57               --           43.44
  Investment Division               2008  10,095 10.23             103,304            --               --          (38.27)
  (Commenced 4/28/2008)
MSF T. Rowe Price Small Cap Growth  2009  22,425 16.77             376,082          0.33               --           38.97
  Investment Division               2008   9,964 12.07             120,247            --               --          (33.41)
  (Commenced 4/28/2008)
MSF Western Asset Management        2009  12,227 29.46             360,233          5.17               --           32.22
  Strategic Bond Opportunities      2008   4,615 22.28             102,843            --               --          (14.42)
  Investment Division
  (Commenced 4/28/2008)
MSF Western Asset Management        2009  36,115 21.41             773,335          4.91               --            4.33
  U.S. Government                   2008  17,052 20.52             349,981            --               --           (0.67)
  Investment Division
  (Commenced 4/28/2008)
MSF MetLife Conservative Allocation 2009  38,640 12.25             473,216          2.44               --           20.73
  Investment Division               2008  20,969 10.14             212,720            --               --          (13.89)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                            AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          ----------------------------------- -------------------------------------------------
                                                                              INVESTMENT(1)
                                                                          NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                              UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                          --------- -------------- ---------- ------------- ---------------- ------------------
MSF MetLife Conservative to Moderate 2009   349,751  11.96          4,182,691          0.66               --           24.00
  Allocation Investment Division     2008    19,138   9.64            184,569            --               --          (20.23)
  (Commenced 4/28/2008)
MSF MetLife Moderate Allocation      2009   451,900  11.57          5,227,980          2.26               --           26.84
  Investment Division                2008   125,785   9.12          1,147,235            --               --          (26.51)
  (Commenced 4/28/2008)
MSF MetLife Moderate to Aggressive   2009 1,209,616  11.14         13,473,069          2.20               --           29.43
  Allocation Investment Division     2008   378,895   8.61          3,260,631            --               --          (32.36)
  (Commenced 4/28/2008)
MSF MetLife Aggressive Allocation    2009   252,351  10.67          2,691,388          1.94               --           31.92
  Investment Division                2008    90,854   8.08            734,523            --               --          (37.15)
  (Commenced 4/28/2008)
American Funds Bond                  2009    47,461  18.79            891,960          4.16               --           12.61
  Investment Division                2008    10,635  16.69            177,494         12.86               --           (9.59)
  (Commenced 4/28/2008)
American Funds Global Small          2009    89,595  30.34          2,717,929          0.38               --           61.30
  Capitalization Investment Division 2008    34,851  18.81            655,469            --               --          (48.89)
  (Commenced 4/28/2008)
American Funds Growth                2009    28,940 192.80          5,579,522          0.85               --           39.41
  Investment Division                2008     9,023 138.29          1,247,737          2.02               --          (41.63)
  (Commenced 4/28/2008)
American Funds Growth-Income         2009    24,200 136.83          3,311,201          2.15               --           31.24
  Investment Division                2008     6,645 104.26            692,775          3.59               --          (35.35)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against the policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of the units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614

                                     RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated May 1, 2010. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.




                                    --------------------------------
--------------------------------

             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                MetLife Investors USA Variable Life Account A of
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 989-3752

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Large Cap Value Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Loomis Sayles Small Cap Core Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST--Class A
Clarion Global Real Estate Portfolio
Dreman Small Cap Value Portfolio
Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio
Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio

Met/Franklin Income Portfolio

Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio



AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                   MAY 1, 2010

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-6
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-11
HOW THE POLICY WORKS...................................................    A-14
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-15
     The Company.......................................................    A-15
     The Separate Account..............................................    A-15
     The Portfolios....................................................    A-15
     Share Classes of the Portfolios...................................    A-18
     Certain Payments We Receive with Regard to the Portfolios.........    A-18
     Selection of the Portfolios.......................................    A-18
     Voting Rights.....................................................    A-19
     Rights Reserved by MetLife Investors USA..........................    A-19
THE POLICIES...........................................................    A-20
     Purchasing a Policy...............................................    A-20
     Replacing Existing Insurance......................................    A-20
     Policy Owner and Beneficiary......................................    A-20
     24 Month Conversion Right.........................................    A-20
PREMIUMS...............................................................    A-21
     Flexible Premiums.................................................    A-21
     Amount Provided for Investment under the Policy...................    A-21
     Right to Examine Policy...........................................    A-22
     Allocation of Net Premiums........................................    A-22
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
  DESIGNATED OFFICE....................................................    A-22
     Payment of Proceeds...............................................    A-23
CASH VALUE.............................................................    A-24
DEATH BENEFITS.........................................................    A-25
     Death Proceeds Payable............................................    A-26
     Change in Death Benefit Option....................................    A-26
     Increase in Face Amount...........................................    A-26
     Reduction in Face Amount..........................................    A-27
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-27
     Surrender.........................................................    A-27
     Partial Withdrawal................................................    A-28
TRANSFERS..............................................................    A-29
     Transfer Option...................................................    A-29
AUTOMATED INVESTMENT STRATEGIES........................................    A-31

                                                                           PAGE
                                                                           ----
LOANS..................................................................    A-32
LAPSE AND REINSTATEMENT................................................    A-33
     Lapse.............................................................    A-33
     Reinstatement.....................................................    A-34
ADDITIONAL BENEFITS BY RIDER...........................................    A-34
THE FIXED ACCOUNT......................................................    A-35
     General Description...............................................    A-35
     Values and Benefits...............................................    A-35
     Policy Transactions...............................................    A-35
CHARGES................................................................    A-36
     Deductions from Premiums..........................................    A-36
     Surrender Charge..................................................    A-37
     Partial Withdrawal Charge.........................................    A-38
     Transfer Charge...................................................    A-38
     Illustration of Benefits Charge...................................    A-38
     Monthly Deduction from Cash Value.................................    A-38
     Loan Interest Spread..............................................    A-41
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-41
TAX CONSIDERATIONS.....................................................    A-41
     Introduction......................................................    A-41
     Tax Status of the Policy..........................................    A-41
     Tax Treatment of Policy Benefits..................................    A-42
     MetLife Investors USA's Income Taxes..............................    A-46
DISTRIBUTION OF THE POLICIES...........................................    A-46
LEGAL PROCEEDINGS......................................................    A-48
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-48
FINANCIAL STATEMENTS...................................................    A-48
GLOSSARY...............................................................    A-49
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-50
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER
  VALUES...............................................................    A-51

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

     CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

     RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of thirty-nine Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, and asset allocation funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

     PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

     TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer four automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

     LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

     SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

     CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

     INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

     SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

     We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS


A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------


(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (11 in FL) (and,
                           with respect to a face
                           amount increase, in the
                           first ten Policy years
                           (11 in FL) after the
                           increase)

  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------


(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)

  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Policy Charge(3)

  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount       Monthly                    $15 in Policy year 1       $15 in Policy year 1
  between $50,000 and                                 $8 in Policy years 2+      $8 in Policy years 2+
  $249,999
---------------------------------------------------------------------------------------------------------

 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------

 Coverage Expense
 Charge(5)


  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)

  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10
---------------------------------------------------------------------------------------------------------



(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.


(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.


CHARGES FOR OPTIONAL FEATURES (RIDERS):

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------

 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider

  Minimum and Maximum      Monthly                    $.20 to $1.88 per $10 of   $.20 to $1.88 per $10 of
  Charge                                              initial daily benefit      initial daily benefit
                                                      amount                     amount

  Charge for a male        Monthly                    $.37 per $10 of initial    $.37 per $10 of initial
  insured, age 35, in                                 daily benefit amount       daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Acceleration of Death     At time of benefit         Not currently charged      One-time fee of $150
 Benefit Rider             payment
---------------------------------------------------------------------------------------------------------

 Overloan Protection       At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
 Rider                                                Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2009. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.28%      1.01%




     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                               DISTRIBUTION             ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR               FUND FEES    ANNUAL    WAIVER AND/OR     ANNUAL
                                   MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE       OPERATING
                                       FEE     (12B-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ---------  ---------  ---------------  ----------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
Barclays Capital Aggregate Bond
  Index Portfolio................     0.25%           --       0.05%        --      0.30%         0.01%       0.29%(1)
BlackRock Aggressive Growth
  Portfolio......................     0.73%           --       0.06%        --      0.79%            --       0.79%
BlackRock Large Cap Value
  Portfolio......................     0.64%           --       0.03%        --      0.67%            --       0.67%
Davis Venture Value Portfolio....     0.71%           --       0.03%        --      0.74%         0.05%       0.69%(2)
FI Value Leaders Portfolio.......     0.67%           --       0.10%        --      0.77%            --       0.77%
Loomis Sayles Small Cap Core
  Portfolio......................     0.90%           --       0.09%        --      0.99%         0.05%       0.94%(3)
Met/Artisan Mid Cap Value
  Portfolio......................     0.82%           --       0.05%        --      0.87%            --       0.87%(4)
MetLife Stock Index Portfolio....     0.25%           --       0.03%        --      0.28%         0.01%       0.27%(1)
MFS(R) Total Return Portfolio....     0.54%           --       0.06%        --      0.60%            --       0.60%
Neuberger Berman Mid Cap Value
  Portfolio......................     0.65%           --       0.07%        --      0.72%            --       0.72%
Oppenheimer Global Equity
  Portfolio......................     0.53%           --       0.11%        --      0.64%            --       0.64%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................     0.62%           --       0.07%        --      0.69%         0.04%       0.65%(5)
Western Asset Management U.S.
  Government Portfolio...........     0.48%           --       0.04%        --      0.52%         0.01%       0.51%(6)
MetLife Conservative Allocation
  Portfolio......................     0.10%           --       0.02%     0.58%      0.70%         0.02%       0.68%(7)
MetLife Conservative to Moderate
  Allocation Portfolio...........     0.09%           --       0.01%     0.63%      0.73%            --       0.73%(8)
MetLife Moderate Allocation
  Portfolio......................     0.07%           --          --     0.67%      0.74%            --       0.74%(8)
MetLife Moderate to Aggressive
  Allocation Portfolio...........     0.07%           --          --     0.71%      0.78%            --       0.78%(8)
MetLife Aggressive Allocation
  Portfolio......................     0.10%           --       0.04%     0.74%      0.88%         0.04%       0.84%(7)
MET INVESTORS SERIES
  TRUST -- CLASS A
Clarion Global Real Estate
  Portfolio......................     0.64%           --       0.09%        --      0.73%            --       0.73%
Dreman Small Cap Value
  Portfolio......................     0.79%           --       0.10%        --      0.89%            --       0.89%
Harris Oakmark International
  Portfolio......................     0.79%           --       0.05%        --      0.84%            --       0.84%
Invesco Small Cap Growth
  Portfolio......................     0.86%           --       0.04%        --      0.90%            --       0.90%
Janus Forty Portfolio............     0.64%           --       0.04%        --      0.68%            --       0.68%
Lazard Mid Cap Portfolio.........     0.70%           --       0.04%        --      0.74%            --       0.74%
Legg Mason ClearBridge Aggressive
  Growth Portfolio...............     0.64%           --       0.03%        --      0.67%            --       0.67%
Legg Mason Value Equity
  Portfolio......................     0.64%           --       0.07%        --      0.71%            --       0.71%
Lord Abbett Bond Debenture
  Portfolio......................     0.51%           --       0.04%        --      0.55%            --       0.55%
Met/Franklin Income Portfolio....     0.79%           --       0.14%        --      0.93%            --       0.93%
Met/Franklin Mutual Shares
  Portfolio......................     0.80%           --       0.10%        --      0.90%            --       0.90%
Met/Franklin Templeton Founding
  Strategy Portfolio.............     0.05%           --       0.03%     0.84%      0.92%         0.03%       0.89%(9)
Met/Templeton Growth Portfolio...     0.69%           --       0.18%        --      0.87%         0.07%       0.80%(10)
MFS(R) Research International
  Portfolio......................     0.71%           --       0.10%        --      0.81%            --       0.81%
Morgan Stanley Mid Cap Growth
  Portfolio......................     0.70%           --       0.20%        --      0.90%            --       0.90%
PIMCO Inflation Protected Bond
  Portfolio......................     0.48%           --       0.05%        --      0.53%            --       0.53%
PIMCO Total Return Portfolio.....     0.48%           --       0.04%        --      0.52%            --       0.52%

                                               DISTRIBUTION             ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR               FUND FEES    ANNUAL    WAIVER AND/OR     ANNUAL
                                   MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE       OPERATING
                                       FEE     (12B-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ---------  ---------  ---------------  ----------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund.........     0.38%        0.25%       0.01%        --      0.64%            --       0.64%
American Funds Global Small
  Capitalization Fund............     0.72%        0.25%       0.04%        --      1.01%            --       1.01%
American Funds Growth Fund.......     0.33%        0.25%       0.02%        --      0.60%            --       0.60%
American Funds Growth-Income
  Fund...........................     0.28%        0.25%       0.01%        --      0.54%            --       0.54%




--------


* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(4) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.



(5) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.



(7) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.



(8) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.





(9) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.



(10 ) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.


     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife Investors USA Insurance Company.
     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL) or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT


     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife Investors USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.


THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
                                                                  Aggregate Bond Index.
BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio
BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio
Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(1)
FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.
Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio                                                       investments in common stocks
                                                                  or other equity securities.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio                      Partnership
MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500
                                                                  Composite Stock Price Index.
MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.
Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC
Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio
Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.
Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.
MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.
MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.
MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio
MetLife Aggressive Allocation    N/A                              Growth of capital.
  Portfolio




MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities LLC                   investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.
Dreman Small Cap Value           Dreman Value Management, LLC     Capital appreciation
  Portfolio
Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.
Invesco Small Cap Growth         Invesco Advisers, Inc.(2)        Long-term growth of capital.
  Portfolio (formerly Met/AIM
  Small Cap Growth Portfolio)
Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.
Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Legg Mason ClearBridge           ClearBridge Advisors, LLC        Capital appreciation.
  Aggressive Growth Portfolio
  (formerly Legg Mason
  Partners Aggressive Growth
  Portfolio)
Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
  Portfolio                      Inc.
Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.
Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.
Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.
Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.
Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited
MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
Morgan Stanley Mid Cap Growth    Morgan Stanley Investment        Capital appreciation.
  Portfolio (formerly Van        Management Inc.
  Kampen Mid Cap Growth
  Portfolio)
PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.
PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.



AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                 COMPANY


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              As high a level of current
                                                                  income as is consistent with
                                                                  the preservation of capital.
American Funds Global Small      N/A                              Long-term growth of capital.
  Capitalization Fund
American Funds Growth Fund       N/A                              Growth of capital.
American Funds Growth-Income     N/A                              Long-term growth of capital
  Fund                                                            and income.



--------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(2) Prior to January 1, 2010, the sub-adviser to the Portfolio was known as Invesco Aim Capital Management, Inc.





FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC ) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

        RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
                                DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:



Premium Payments                      MetLife Investors USA
                                      P.O. Box 371862
                                      Pittsburgh, PA 15250-7862

Payment Inquiries and                 MetLife Investors USA
Correspondence                        P.O. Box 354
                                      Warwick, RI 02887-0354

Beneficiary and Ownership             MetLife Investors USA
Changes                               P.O. Box 354
                                      Warwick, RI 02887-0354

Surrenders, Loans,                    MetLife Investors USA
Withdrawals and                       P.O. Box 358
Investment Division Transfers         Warwick, RI 02887-0358

Cancellations (Right to Examine       MetLife Investors USA
Policy Period)                        Free Look Unit
                                      500 Schoolhosue Road
                                      Johnstown, PA 15904

Death Claims                          MetLife Investors USA
                                      P.O. Box 358
                                      Warwick, RI 02887-0358


Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries



     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

Face Amount:.........    $          350,000
Death Benefit             Option A -- Level
  Option:............
Cash Value:..........    $           12,000
Surrender Charge:....    $          - 4,900    ($14.00 x $350,000/1,000)
                         ------------------
Cash Surrender
  Value:.............    $            7,100
                                       x 20%
                         ------------------
Withdrawal Amount:...    $            1,420


     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                               Withdrawal Amount in

Surrender Charge        x      Excess of Free Withdrawal            =      Surrender Charge
                               ---------------------------------
                               Face Amount less Surrender Charge           On Withdrawal


       $4,900           x                     $710                  =      $10
                               ---------------------------------
                                       $350,000 - $4,900




     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Loomis Sayles Small Cap Core Portfolio, Oppenheimer Global Equity Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of four automated investment strategies. You can change or cancel your choice at any time.


     EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.



     ALLOCATOR(SM). The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.


     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.


     REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.


     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured. (Not available in California.)

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability. (Not available in Connecticut or Florida. Not currently available in Virginia or Puerto Rico.)

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania or Puerto Rico.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.


     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.).

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

              NET
PREMIUM     PREMIUM
-------     -------
 $4,000      $4,000
              - 175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
             $3,825   Net Premium




SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                       9.50
                                                        10                       0.00

     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                                FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                 ARE SURRENDERED,        CHARGE PER $1,000
                                                     LAPSED OR             OF BASE POLICY
                                                  REDUCED DURING            FACE AMOUNT
                                                ------------------     ---------------------
Entire Policy Year                                       1                     $38.25
Last Month of Policy Year                                2                      35.81
                                                         3                      32.56
                                                         4                      31.74
                                                         5                      29.84
                                                         6                      27.13
                                                         7                      24.42
                                                         8                      18.99
                                                         9                      11.87
                                                        10                       5.93
                                                        11                       0.00


     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

-------------------------------------------------------------------------------------------
                                                                          CHARGE APPLIED
                                                                         TO CASH VALUE IN
     POLICY YEAR                       NET CASH VALUE                    SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.60%
                             5 but less than 10 target premiums               0.55%
        1 - 10              10 but less than 20 target premiums               0.30%
                                 20 target premiums or more                   0.15%

-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.35%
                             5 but less than 10 target premiums               0.30%
       11 - 19              10 but less than 20 target premiums               0.15%
                                 20 target premiums or more                   0.10%

-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.20%
                             5 but less than 10 target premiums               0.15%
       20 - 29              10 but less than 20 target premiums               0.10%
                                 20 target premiums or more                   0.05%

-------------------------------------------------------------------------------------------
         30+                                                                  0.05%

-------------------------------------------------------------------------------------------




LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.


     In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.



     During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.



     It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.



     The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

     Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

     The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and Managers of our affiliates are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliates, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MSI and NES. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


       AGE OF                                  AGE OF
INSURED AT START OF    PERCENTAGE OF    INSURED AT START OF    PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE       THE POLICY YEAR        CASH VALUE
-------------------    -------------    -------------------    -------------
    0 through 40            250                  61                 128
         41                 243                  62                 126
         42                 236                  63                 124
         43                 229                  64                 122
         44                 222                  65                 120
         45                 215                  66                 119
         46                 209                  67                 118
         47                 203                  68                 117
         48                 197                  69                 116
         49                 191                  70                 115
         50                 185                  71                 113
         51                 178                  72                 111
         52                 171                  73                 109
         53                 164                  74                 107
         54                 157            75 through 90            105
         55                 150                  91                 104
         56                 146                  92                 103
         57                 142                  93                 102
         58                 138            94 through 121           101
         59                 134
         60                 130



     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .73% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.



     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.73%, 5.23% and 9.20%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

              THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                     DEATH BENEFIT                      CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                      GROSS ANNUAL                          GROSS ANNUAL                          GROSS ANNUAL
END OF             RATE OF RETURN OF                      RATE OF RETURN OF                     RATE OF RETURN OF
POLICY    -----------------------------------    ----------------------------------    ----------------------------------
 YEAR        0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,004    $  1,086    $     1,140
   2       350,000     350,000        350,000          0           0              0      1,965       2,190          2,346
   3       350,000     350,000        350,000          0           0              0      2,881       3,313          3,622
   4       350,000     350,000        350,000          0         207            726      3,753       4,454          4,973
   5       350,000     350,000        350,000        984       2,017          2,808      4,577       5,610          6,401
   6       350,000     350,000        350,000      2,083       3,511          4,643      5,350       6,778          7,910
   7       350,000     350,000        350,000      3,129       5,016          6,563      6,069       7,957          9,504
   8       350,000     350,000        350,000      4,451       6,860          8,904      6,738       9,147         11,191
   9       350,000     350,000        350,000      6,902       9,918         12,563      8,045      11,061         13,706
  10       350,000     350,000        350,000      9,297      13,025         16,398      9,297      13,025         16,398
  15       350,000     350,000        350,000     15,168      24,283         33,904     15,168      24,283         33,904
  20       350,000     350,000        350,000     20,001      37,917         60,360     20,001      37,917         60,360
  25       350,000     350,000        350,000     23,079      54,009        100,191     23,079      54,009        100,191
  30       350,000     350,000        350,000     23,040      71,979        160,247     23,040      71,979        160,247
  35       350,000     350,000        350,000     17,841      90,813        252,520     17,841      90,813        252,520
  40       350,000     350,000        427,116      5,343     109,939        399,173      5,343     109,939        399,173
  45                   350,000        657,867                123,277        626,540                123,277        626,540
  50                   350,000      1,019,397                109,626        970,854                109,626        970,854
  55                   350,000      1,554,993                  5,500      1,480,945                  5,500      1,480,945
  60                                2,280,663                             2,258,083                             2,258,083
  65                                3,508,573                             3,473,835                             3,473,835
  70                                5,382,588                             5,329,296                             5,329,296
  75                                8,225,680                             8,144,237                             8,144,237
  80                               12,488,446                            12,364,798                            12,364,798
  85                               18,775,646                            18,589,749                            18,589,749
  86                               20,359,105                            20,157,530                            20,157,530




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY    --------------------------------    ----------------------------    ----------------------------
 YEAR        0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,363      1,550      1,679
   3       350,000     350,000     350,000         0          0          0     2,002      2,348      2,597
   4       350,000     350,000     350,000         0          0          0     2,602      3,151      3,561
   5       350,000     350,000     350,000         0        369        983     3,165      3,962      4,577
   6       350,000     350,000     350,000       423      1,511      2,379     3,690      4,778      5,646
   7       350,000     350,000     350,000     1,227      2,649      3,824     4,167      5,589      6,764
   8       350,000     350,000     350,000     2,299      4,098      5,636     4,586      6,385      7,923
   9       350,000     350,000     350,000     3,798      6,013      7,977     4,942      7,157      9,121
  10       350,000     350,000     350,000     5,224      7,894     10,349     5,224      7,894     10,349
  15       350,000     350,000     350,000     5,654     11,206     17,404     5,654     11,206     17,404
  20       350,000     350,000     350,000     3,905     13,061     25,784     3,905     13,061     25,784
  25                   350,000     350,000               10,237     33,553               10,237     33,553
  30                               350,000                          37,164                          37,164
  35                               350,000                          28,279                          28,279
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85
  86




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period April 28, 2008 to December 31, 2008, and the financial highlights in Note 8 for each of the periods presented in the two year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the period April 28, 2008 to December 31, 2008, and the financial highlights for each of the periods presented in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                              MIST                MIST                MIST
                                    AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                               BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 393,272         $ 2,313,540           $ 571,494           $ 262,557
  Other receivables                             48                  88                  24                  13
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        393,320           2,313,628             571,518             262,570
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                          48                  91                  24                  14
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                        48                  91                  24                  14
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 393,272         $ 2,313,537           $ 571,494           $ 262,556
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                      MIST CLARION    MIST SSgA GROWTH           MIST SSgA         MIST DREMAN
                                GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF     SMALL CAP VALUE
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,089,581           $ 432,893           $ 486,759           $ 140,255
  Other receivables                             --                  --                  --                   8
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,089,581             432,893             486,759             140,263
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                   1                   2                  11
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         2                   1                   2                  11
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,089,579           $ 432,892           $ 486,757           $ 140,252
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                                                        MIST
     HARRIS OAKMARK                                    MIST LEGG MASON PARTNERS     MIST LEGG MASON    MIST LORD ABBETT
      INTERNATIONAL    MIST JANUS FORTY      LAZARD MID CAP   AGGRESSIVE GROWTH        VALUE EQUITY      BOND DEBENTURE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 1,616,306         $ 2,272,015           $ 348,723           $ 204,751           $ 137,822           $ 781,527
                 --                   7                  23                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          1,616,306           2,272,022             348,746             204,751             137,822             781,527
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                   8                  25                   2                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                   8                  25                   2                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 1,616,304         $ 2,272,014           $ 348,721           $ 204,749           $ 137,821           $ 781,525
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                             MIST MET/FRANKLIN
                                      MIST MET/AIM                MIST   MIST MET/FRANKLIN  TEMPLETON FOUNDING
                                  SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 167,291           $ 320,969           $ 619,101           $ 852,658
  Other receivables                              3                  --                  --                   6
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        167,294             320,969             619,101             852,664
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           5                   2                   1                   8
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         5                   2                   1                   8
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 167,289           $ 320,967           $ 619,100           $ 852,656
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                MIST                                     MIST
      MET/TEMPLETON        MFS RESEARCH     MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
             GROWTH       INTERNATIONAL CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 439,288         $ 1,479,356            $ 177,146         $ 1,352,539         $ 2,595,793           $ 485,578
                  9                  --                   --                   1                   3                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            439,297           1,479,356              177,146           1,352,540           2,595,796             485,578
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   1                    1                   2                   4                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   1                    1                   2                   4                   2
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 439,287         $ 1,479,355            $ 177,145         $ 1,352,538         $ 2,595,792           $ 485,576
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                MIST T. ROWE PRICE     MIST VAN KAMPEN       MSF BLACKROCK       MSF BLACKROCK
                                    MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 843,227           $ 195,875           $ 549,408           $ 526,558
  Other receivables                             --                  --                  --                  --
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        843,227             195,875             549,408             526,558
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           1                   2                   2                  --
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         1                   2                   2                  --
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 843,226           $ 195,873           $ 549,406           $ 526,558
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                        MSF
      MSF BLACKROCK       MSF BLACKROCK    BLACKROCK LEGACY       MSF BLACKROCK           MSF DAVIS      MSF FI MID CAP
        DIVERSIFIED     LARGE CAP VALUE    LARGE CAP GROWTH     STRATEGIC VALUE       VENTURE VALUE       OPPORTUNITIES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 337,828         $ 1,239,126           $ 303,307           $ 436,892         $ 2,787,868           $ 207,866
                 --                  24                  11                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            337,828           1,239,150             303,318             436,892           2,787,868             207,866
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                  25                  13                   1                   2                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                  25                  13                   1                   2                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 337,826         $ 1,239,125           $ 303,305           $ 436,891         $ 2,787,866           $ 207,865
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                            MSF FI   MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                     VALUE LEADERS    SMALL CAP GROWTH       MID CAP VALUE MSF JENNISON GROWTH
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 715,459           $ 169,758           $ 437,620            $ 93,883
  Other receivables                             --                  --                  14                  --
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        715,459             169,758             437,634              93,883
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                   3                  15                   1
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         2                   3                  15                   1
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 715,457           $ 169,755           $ 437,619            $ 93,882
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MSF ARTIO MSF BARCLAYS CAPITAL   MSF LOOMIS SAYLES         MSF METLIFE         MSF METLIFE             MSF MFS
INTERNATIONAL STOCK AGGREGATE BOND INDEX      SMALL CAP CORE MID CAP STOCK INDEX         STOCK INDEX        TOTAL RETURN
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
          $ 480,038          $ 2,323,713           $ 788,909         $ 1,028,880         $ 5,420,023           $ 387,385
                 --                   --                   3                  17                  81                   6
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
            480,038            2,323,713             788,912           1,028,897           5,420,104             387,391
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                    2                   4                  21                  84                   8
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                    2                   4                  21                  84                   8
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
          $ 480,038          $ 2,323,711           $ 788,908         $ 1,028,876         $ 5,420,020           $ 387,383
=================== ==================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                   MSF                 MSF
                                                        MORGAN STANLEY    NEUBERGER BERMAN     MSF OPPENHEIMER
                                     MSF MFS VALUE          EAFE INDEX       MID CAP VALUE       GLOBAL EQUITY
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 257,275         $ 1,857,204         $ 1,040,096           $ 733,577
  Other receivables                             --                  --                  --                  14
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                        257,275           1,857,204           1,040,096             733,591
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                   2                   1                  16
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         2                   2                   1                  16
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 257,273         $ 1,857,202         $ 1,040,095           $ 733,575
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                               MSF WESTERN ASSET   MSF WESTERN ASSET         MSF METLIFE
                MSF   MSF T. ROWE PRICE   MSF T. ROWE PRICE MANAGEMENT STRATEGIC          MANAGEMENT        CONSERVATIVE
 RUSSELL 2000 INDEX    LARGE CAP GROWTH    SMALL CAP GROWTH   BOND OPPORTUNITIES     U.S. GOVERNMENT          ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 837,909           $ 287,870           $ 376,085            $ 360,233           $ 773,337           $ 473,217
                  7                  --                  --                   --                  --                  --
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
            837,916             287,870             376,085              360,233             773,337             473,217
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  9                   2                   3                   --                   2                   1
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  9                   2                   3                   --                   2                   1
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 837,907           $ 287,868           $ 376,082            $ 360,233           $ 773,335           $ 473,216
=================== =================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                       MSF METLIFE                               MSF METLIFE
                                   CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
                               MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
                               INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                               ------------------- ------------------- --------------------- ---------------------
ASSETS:
  Investments at fair value            $ 4,182,693         $ 5,227,982          $ 13,473,074           $ 2,691,392
  Other receivables                             --                  61                   285                   107
                               ------------------- ------------------- --------------------- ---------------------
       Total Assets                      4,182,693           5,228,043            13,473,359             2,691,499
                               ------------------- ------------------- --------------------- ---------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           2                  63                   290                   111
                               ------------------- ------------------- --------------------- ---------------------
       Total Liabilities                         2                  63                   290                   111
                               ------------------- ------------------- --------------------- ---------------------
NET ASSETS                             $ 4,182,691         $ 5,227,980          $ 13,473,069           $ 2,691,388
                               =================== =================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

                         AMERICAN FUNDS
     AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
               BOND      CAPITALIZATION              GROWTH       GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------
          $ 891,961         $ 2,717,932         $ 5,579,524         $ 3,311,203
                 --                   3                  24                  37
------------------- ------------------- ------------------- -------------------
            891,961           2,717,935           5,579,548           3,311,240
------------------- ------------------- ------------------- -------------------
                  1                   6                  26                  39
------------------- ------------------- ------------------- -------------------
                  1                   6                  26                  39
------------------- ------------------- ------------------- -------------------
          $ 891,960         $ 2,717,929         $ 5,579,522         $ 3,311,201
=================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                         MIST                   MIST                MIST
                                               AMERICAN FUNDS         AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                                          BALANCED ALLOCATION      GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                                          INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                          ---------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
      Dividends                                          $ --                   $ --                $ --             $ 2,122
                                          ---------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --                     --                  --                  --
      Realized gains (losses) on sale of
        investments                                    (4,174)                 5,392               6,786               1,494
                                          ---------------------- ------------------- ------------------- -------------------
           Net realized gains (losses)                 (4,174)                 5,392               6,786               1,494
                                          ---------------------- ------------------- ------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                 67,226                461,527              75,525              38,453
                                          ---------------------- ------------------- ------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                    63,052                466,919              82,311              39,947
                                          ---------------------- ------------------- ------------------- -------------------
      Net increase (decrease)
        in net assets                                $ 63,052              $ 466,919            $ 82,311            $ 42,069
                                          ====================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                                  MIST
       MIST CLARION    MIST SSgA GROWTH           MIST SSgA            MIST DREMAN      HARRIS OAKMARK
 GLOBAL REAL ESTATE      AND INCOME ETF          GROWTH ETF        SMALL CAP VALUE       INTERNATIONAL       MIST JANUS FORTY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
           $ 16,052             $ 1,038             $ 1,767                  $ 664            $ 59,370                   $ --
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
                 --                  --                  --                     --                  --                     --
              5,673                 935                (459)                 1,484                (998)                 5,429
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
              5,673                 935                (459)                 1,484                (998)                 5,429
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
            226,122              21,622              30,886                 27,214             343,939                465,251
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
            231,795              22,557              30,427                 28,698             342,941                470,680
------------------- ------------------- ---------------------- ------------------- ---------------------- -------------------
          $ 247,847            $ 23,595            $ 32,194               $ 29,362           $ 402,311              $ 470,680
=================== =================== ====================== =================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                             MIST
                                                         MIST LEGG MASON PARTNERS        MIST LEGG MASON       MIST LORD ABBETT
                                               LAZARD MID CAP   AGGRESSIVE GROWTH           VALUE EQUITY         BOND DEBENTURE
                                          INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                       $ 1,589               $ 189                  $ 545               $ 26,261
                                          ------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --                  --                     --                     --
      Realized gains (losses) on sale of
        investments                                       432              (1,752)                (1,721)                   929
                                          ------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                    432              (1,752)                (1,721)                   929
                                          ------------------- ---------------------- ---------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                 62,182              48,751                 17,520                107,114
                                          ------------------- ---------------------- ---------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                    62,614              46,999                 15,799                108,043
                                          ------------------- ---------------------- ---------------------- -------------------
      Net increase (decrease)
        in net assets                                $ 64,203            $ 47,188               $ 16,344              $ 134,304
                                          =================== ====================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

                                                              MIST MET/FRANKLIN                MIST                MIST
       MIST MET/AIM                MIST   MIST MET/FRANKLIN  TEMPLETON FOUNDING       MET/TEMPLETON        MFS RESEARCH
   SMALL CAP GROWTH MET/FRANKLIN INCOME       MUTUAL SHARES            STRATEGY              GROWTH       INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
               $ --                $ --                $ --                $ --                $ 65            $ 25,520
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
                 --                  --                  --                  --                  --                  --
                552               2,543               3,667                 487               1,540              (1,344)
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
                552               2,543               3,667                 487               1,540              (1,344)
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
             29,067              36,974             121,379             124,438              89,542             266,070
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
             29,619              39,517             125,046             124,925              91,082             264,726
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------
           $ 29,619            $ 39,517           $ 125,046           $ 124,925            $ 91,147           $ 290,246
=================== =================== =================== =================== =================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                              MIST
                                              MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO               MIST RCM
                                          CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN             TECHNOLOGY
                                           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
                                          -------------------- ------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                           $ --            $ 29,166            $ 92,471                   $ --
                                          -------------------- ------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                           --                  --              52,427                     --
      Realized gains (losses) on sale of
        investments                                        600               5,443              (1,265)                 4,151
                                          -------------------- ------------------- ---------------------- -------------------
           Net realized gains (losses)                     600               5,443              51,162                  4,151
                                          -------------------- ------------------- ---------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                  41,443              99,506              94,060                106,695
                                          -------------------- ------------------- ---------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                     42,043             104,949             145,222                110,846
                                          -------------------- ------------------- ---------------------- -------------------
      Net increase (decrease)
        in net assets                                 $ 42,043           $ 134,115           $ 237,693              $ 110,846
                                          ==================== =================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

 MIST T. ROWE PRICE     MIST VAN KAMPEN       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK          MSF BLACKROCK
     MID CAP GROWTH      MID CAP GROWTH   AGGRESSIVE GROWTH         BOND INCOME         DIVERSIFIED        LARGE CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
               $ --                $ 11               $ 703            $ 22,605             $ 9,833                $ 7,996
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
                 --                  --                  --                  --                  --                     --
              5,418                 638               2,070                   4                 (78)                (1,378)
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
              5,418                 638               2,070                   4                 (78)                (1,378)
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
            180,072              30,213             127,807              13,704              39,944                139,866
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
            185,490              30,851             129,877              13,708              39,866                138,488
------------------- ------------------- ------------------- ------------------- ---------------------- ----------------------
          $ 185,490            $ 30,862           $ 130,580            $ 36,313            $ 49,699              $ 146,484
=================== =================== =================== =================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                          MSF
                                             BLACKROCK LEGACY        MSF BLACKROCK            MSF DAVIS       MSF FI MID CAP
                                             LARGE CAP GROWTH      STRATEGIC VALUE        VENTURE VALUE        OPPORTUNITIES
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------- -------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                         $ 868              $ 1,731             $ 21,179              $ 1,433
                                          -------------------- -------------------- -------------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --                   --                   --                   --
      Realized gains (losses) on sale of
        investments                                      (581)                (299)                (348)              (2,352)
                                          -------------------- -------------------- -------------------- ----------------------
           Net realized gains (losses)                   (581)                (299)                (348)              (2,352)
                                          -------------------- -------------------- -------------------- ----------------------
      Change in unrealized gains (losses)
        on investments                                 64,882               38,426              535,617               38,008
                                          -------------------- -------------------- -------------------- ----------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                    64,301               38,127              535,269               35,656
                                          -------------------- -------------------- -------------------- ----------------------
      Net increase (decrease)
        in net assets                                $ 65,169             $ 39,858            $ 556,448             $ 37,089
                                          ==================== ==================== ==================== ======================

The accompanying notes are an integral part of these financial statements.

             MSF FI   MSF LOOMIS SAYLES        MSF MET/ARTISAN                               MSF ARTIO    MSF BARCLAYS CAPITAL
      VALUE LEADERS    SMALL CAP GROWTH          MID CAP VALUE MSF JENNISON GROWTH INTERNATIONAL STOCK    AGGREGATE BOND INDEX
INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
            $ 2,010                $ --                $ 1,558                $ 79             $ 2,681                $ 59,131
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
                 --                  --                     --                  --                  --                      --
              1,004                (168)                   514               1,648             (25,823)                   (586)
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
              1,004                (168)                   514               1,648             (25,823)                   (586)
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
             91,510              31,629                 76,539              18,199             101,932                   8,865
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
             92,514              31,461                 77,053              19,847              76,109                   8,279
------------------- ---------------------- ------------------- ------------------- ---------------------- -----------------------
           $ 94,524            $ 31,461               $ 78,611            $ 19,926            $ 78,790                $ 67,410
=================== ====================== =================== =================== ====================== =======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                            MSF LOOMIS SAYLES         MSF METLIFE            MSF METLIFE             MSF MFS
                                               SMALL CAP CORE MID CAP STOCK INDEX            STOCK INDEX        TOTAL RETURN
                                          INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
                                          ------------------- ---------------------- ------------------- -------------------
INVESTMENT INCOME:
      Dividends                                       $ 1,030             $ 8,755               $ 71,048             $ 7,964
                                          ------------------- ---------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          --              19,261                 53,117                  --
      Realized gains (losses) on sale of
        investments                                     4,183              (2,332)                48,142               1,422
                                          ------------------- ---------------------- ------------------- -------------------
           Net realized gains (losses)                  4,183              16,929                101,259               1,422
                                          ------------------- ---------------------- ------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                148,152             201,287                858,794              42,518
                                          ------------------- ---------------------- ------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                   152,335             218,216                960,053              43,940
                                          ------------------- ---------------------- ------------------- -------------------
      Net increase (decrease)
        in net assets                               $ 153,365           $ 226,971            $ 1,031,101            $ 51,904
                                          =================== ====================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                    MSF                    MSF
                         MORGAN STANLEY       NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF   MSF T. ROWE PRICE
      MSF MFS VALUE          EAFE INDEX          MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX    LARGE CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
               $ --            $ 36,492                $ 8,170             $ 8,743             $ 7,805             $ 1,058
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
                 --               5,925                    163                  --              10,628                  --
              1,552              (9,076)                 2,317               1,883               4,026              (2,099)
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
              1,552              (3,151)                 2,480               1,883              14,654              (2,099)
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
             40,616             305,648                264,694             141,963             136,809              72,164
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
             42,168             302,497                267,174             143,846             151,463              70,065
------------------- ---------------------- ------------------- ------------------- ------------------- ----------------------
           $ 42,168           $ 338,989              $ 275,344           $ 152,589           $ 159,268            $ 71,123
=================== ====================== =================== =================== =================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                 MSF WESTERN ASSET      MSF WESTERN ASSET            MSF METLIFE
                                            MSF T. ROWE PRICE MANAGEMENT STRATEGIC             MANAGEMENT           CONSERVATIVE
                                             SMALL CAP GROWTH   BOND OPPORTUNITIES        U.S. GOVERNMENT             ALLOCATION
                                          INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ------------------- ----------------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                         $ 851             $ 10,833               $ 39,142                $ 7,886
                                          ------------------- ----------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                       6,687                4,781                     --                  1,484
      Realized gains (losses) on sale of
        investments                                     6,410                 (191)                (3,114)                11,534
                                          ------------------- ----------------------- ---------------------- -------------------
           Net realized gains (losses)                 13,097                4,590                 (3,114)                13,018
                                          ------------------- ----------------------- ---------------------- -------------------
      Change in unrealized gains (losses)
        on investments                                 95,352               43,651                  1,776                 40,545
                                          ------------------- ----------------------- ---------------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                   108,449               48,241                 (1,338)                53,563
                                          ------------------- ----------------------- ---------------------- -------------------
      Net increase (decrease)
        in net assets                               $ 109,300             $ 59,074               $ 37,804               $ 61,449
                                          =================== ======================= ====================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                               MSF METLIFE                                                   AMERICAN FUNDS
    CONSERVATIVE TO         MSF METLIFE           MODERATE TO              MSF METLIFE      AMERICAN FUNDS        GLOBAL SMALL
MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION                BOND      CAPITALIZATION
INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
            $ 9,903            $ 67,974             $ 171,680                 $ 30,383            $ 23,529             $ 5,921
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
              2,068              32,728                84,088                    2,204                  --                  --
              5,171              11,854               (59,989)                   1,581               1,933              12,572
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
              7,239              44,582                24,099                    3,785               1,933              12,572
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
            264,799             741,508             2,216,990                  474,199              44,285             744,371
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
            272,038             786,090             2,241,089                  477,984              46,218             756,943
------------------- ------------------- ------------------------ --------------------- ------------------- -------------------
          $ 281,941           $ 854,064           $ 2,412,769                $ 508,367            $ 69,747           $ 762,864
=================== =================== ======================== ===================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                               AMERICAN FUNDS         AMERICAN FUNDS
                                                                                       GROWTH          GROWTH-INCOME
                                                                          INVESTMENT DIVISION    INVESTMENT DIVISION
                                                                          ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                                                      $ 26,709               $ 40,916
                                                                          ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                                          --                     --
      Realized gains (losses) on sale of investments                                  (16,131)                 1,842
                                                                          ---------------------- -------------------
           Net realized gains (losses)                                                (16,131)                 1,842
                                                                          ---------------------- -------------------
      Change in unrealized gains (losses) on investments                            1,147,006                585,293
                                                                          ---------------------- -------------------
      Net realized and change in unrealized gains (losses) on investments           1,130,875                587,135
                                                                          ---------------------- -------------------
      Net increase (decrease) in net assets                                       $ 1,157,584              $ 628,051
                                                                          ====================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                       MIST AMERICAN FUNDS         MIST AMERICAN FUNDS      MIST AMERICAN FUNDS
                                       BALANCED ALLOCATION           GROWTH ALLOCATION      MODERATE ALLOCATION
                                       INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                                    ------------------------- --------------------------- ------------------------
                                         2009         2008           2009         2008         2009        2008
                                    ------------ ------------ -------------- ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --      $ 4,256           $ --     $ 31,487         $ --     $ 3,051
  Net realized gains (losses)          (4,174)        (970)         5,392         (715)       6,786      (1,674)
  Change in unrealized gains
     (losses) on investments           67,226      (32,666)       461,527     (108,793)      75,525      (8,041)
                                    ------------ ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 63,052      (29,380)       466,919      (78,021)      82,311      (6,664)
                                    ------------ ------------ -------------- ------------ ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               154,093      116,715      1,090,488      434,493      384,897      42,060
  Net transfers (including
     fixed account)                   113,731       40,101        362,225      417,305      118,829      67,223
  Policy charges                      (52,852)     (10,629)      (300,718)     (49,518)     (93,780)    (15,229)
  Transfers for policy benefits
     and terminations                  (2,213)         654        (26,775)      (2,861)      (7,827)       (326)
                                    ------------ ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            212,759      146,841      1,125,220      799,419      402,119      93,728
                                    ------------ ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets                  275,811      117,461      1,592,139      721,398      484,430      87,064
NET ASSETS:
  Beginning of year                   117,461           --        721,398           --       87,064          --
                                    ------------ ------------ -------------- ------------ ------------ -----------
  End of year                       $ 393,272    $ 117,461    $ 2,313,537    $ 721,398    $ 571,494    $ 87,064
                                    ============ ============ ============== ============ ============ ===========

The accompanying notes are an integral part of these financial statements.

                                                                         MIST SSgA GROWTH AND
MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE                   INCOME ETF     MIST SSgA GROWTH ETF
          INVESTMENT DIVISION                INVESTMENT DIVISION          INVESTMENT DIVISION      INVESTMENT DIVISION
-------------------------------- ---------------------------------- -------------------------- ------------------------
     2009                2008           2009                2008         2009          2008         2009        2008
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  $ 2,122                $ --       $ 16,052                $ --      $ 1,038          $ --      $ 1,767        $ --
    1,494              (3,286)         5,673              (9,502)         935           (40)        (459)       (386)
   38,453              (2,533)       226,122             (40,234)      21,622          (516)      30,886      (3,268)
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
   42,069              (5,819)       247,847             (49,736)      23,595          (556)      32,194      (3,654)
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  172,548              51,650        482,705             204,660      199,531         2,581      284,793      17,637
   12,596              52,892        234,757             127,161      223,495        18,004      186,109      17,076
  (38,567)             (6,081)      (116,481)            (21,104)     (32,032)         (772)     (43,290)     (4,040)
   (4,654)            (14,078)       (12,005)             (8,225)        (905)          (50)           3         (72)
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  141,923              84,383        588,976             302,492      390,089        19,763      427,615      30,601
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
  183,992              78,564        836,823             252,756      413,684        19,207      459,809      26,947
   78,564                  --        252,756                  --       19,207            --       26,947          --
------------ ------------------- -------------- ------------------- ------------ ------------- ------------ -----------
$ 262,556            $ 78,564    $ 1,089,579           $ 252,756    $ 432,892      $ 19,207    $ 486,757    $ 26,947
============ =================== ============== =================== ============ ============= ============ ===========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                    MIST HARRIS
                                    MIST DREMAN SMALL CAP VALUE           OAKMARK INTERNATIONAL            MIST JANUS FORTY
                                            INVESTMENT DIVISION             INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ------------------------------ ----------------------------- ---------------------------
                                         2009              2008           2009           2008           2009         2008
                                    ------------ ----------------- -------------- -------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                     $ 664              $ --       $ 59,370           $ --           $ --         $ --
  Net realized gains (losses)           1,484               (81)          (998)        (6,451)         5,429       (6,298)
  Change in unrealized gains
     (losses) on investments           27,214               (50)       343,939        (49,585)       465,251      (76,133)
                                    ------------ ----------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 29,362              (131)       402,311        (56,036)       470,680      (82,431)
                                    ------------ ----------------- -------------- -------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                39,777            10,771        476,291        158,838      1,104,629      449,691
  Net transfers (including
     fixed account)                    50,745            21,668        475,523        325,021        448,337      270,033
  Policy charges                       (9,202)           (1,599)      (115,269)       (18,537)      (292,039)     (48,260)
  Transfers for policy benefits
     and terminations                    (944)             (195)       (20,262)       (11,576)       (34,029)     (14,597)
                                    ------------ ----------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             80,376            30,645        816,283        453,746      1,226,898      656,867
                                    ------------ ----------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets                  109,738            30,514      1,218,594        397,710      1,697,578      574,436
NET ASSETS:
  Beginning of year                    30,514                --        397,710             --        574,436           --
                                    ------------ ----------------- -------------- -------------- -------------- ------------
  End of year                       $ 140,252          $ 30,514    $ 1,616,304      $ 397,710    $ 2,272,014    $ 574,436
                                    ============ ================= ============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

                                    MIST LEGG MASON                                          MIST LORD ABBETT
  MIST LAZARD MID CAP    PARTNERS AGGRESSIVE GROWTH    MIST LEGG MASON VALUE EQUITY            BOND DEBENTURE
  INVESTMENT DIVISION           INVESTMENT DIVISION             INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------ ----------------------------- ------------------------------- -------------------------
     2009        2008         2009             2008         2009               2008         2009         2008
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
  $ 1,589        $ --        $ 189             $ --        $ 545               $ --     $ 26,261         $ --
      432        (341)      (1,752)          (1,588)      (1,721)            (3,757)         929       (1,495)
   62,182     (11,430)      48,751          (43,331)      17,520             (5,574)     107,114      (12,989)
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
   64,203     (11,771)      47,188          (44,919)      16,344             (9,331)     134,304      (14,484)
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
   95,593      46,964       39,680            8,422       57,886             25,501      229,270      110,258
  161,894      40,438       26,152          147,976       59,382              6,065      325,915       75,109
  (28,261)     (5,577)     (13,785)          (3,341)     (12,403)            (2,328)     (66,617)     (10,644)
  (12,181)     (2,581)      (2,639)              15       (2,492)              (803)      (1,027)        (560)
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
  217,046      79,244       49,408          153,072      102,373             28,435      487,541      174,163
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
  281,249      67,473       96,596          108,153      118,717             19,104      621,845      159,679
   67,473          --      108,153               --       19,104                 --      159,679           --
------------ ----------- ------------ ---------------- ------------ ------------------ ------------ ------------
$ 348,721    $ 67,473    $ 204,749        $ 108,153    $ 137,821           $ 19,104    $ 781,525    $ 159,679
============ =========== ============ ================ ============ ================== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                             MIST MET/AIM                                    MIST MET/FRANKLIN
                                         SMALL CAP GROWTH    MIST MET/FRANKLIN INCOME            MUTUAL SHARES
                                      INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                                    ------------------------ --------------------------- ------------------------
                                         2009        2008         2009           2008         2009        2008
                                    ------------ ----------- ------------ -------------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --        $ --         $ --          $ 629         $ --     $ 1,773
  Net realized gains (losses)             552        (226)       2,543           (272)       3,667        (421)
  Change in unrealized gains
     (losses) on investments           29,067      (8,307)      36,974         (2,195)     121,379      (4,407)
                                    ------------ ----------- ------------ -------------- ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 29,619      (8,533)      39,517         (1,838)     125,046      (3,055)
                                    ------------ ----------- ------------ -------------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                89,271      10,538      137,194         25,144      153,718      28,239
  Net transfers (including
     fixed account)                    36,583      29,509      148,230          4,669      325,706      41,404
  Policy charges                      (14,530)     (2,928)     (16,958)        (1,618)     (43,370)     (2,554)
  Transfers for policy benefits
     and terminations                  (2,195)        (46)     (13,485)           112       (4,476)     (1,558)
                                    ------------ ----------- ------------ -------------- ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            109,129      37,073      254,981         28,307      431,578      65,531
                                    ------------ ----------- ------------ -------------- ------------ -----------
     Net increase (decrease)
       in net assets                  138,748      28,540      294,498         26,469      556,624      62,476
NET ASSETS:
  Beginning of year                    28,540          --       26,469             --       62,476          --
                                    ------------ ----------- ------------ -------------- ------------ -----------
  End of year                       $ 167,289    $ 28,540    $ 320,967       $ 26,469    $ 619,100    $ 62,476
                                    ============ =========== ============ ============== ============ ===========

The accompanying notes are an integral part of these financial statements.

          MIST MET/FRANKLIN                                          MIST MFS RESEARCH         MIST OPPENHEIMER
TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH         INTERNATIONAL             CAPITAL APPRECIATION
        INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION      INVESTMENT DIVISION
------------------------------ ---------------------------- ----------------------------- ------------------------
     2009              2008         2009            2008           2009           2008         2009        2008
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
     $ --           $ 6,024         $ 65           $ 472       $ 25,520           $ --         $ --        $ --
      487            (2,031)       1,540          (1,657)        (1,344)        (3,391)         600        (307)
  124,438           (55,672)      89,542         (24,871)       266,070        (47,280)      41,443      (4,266)
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  124,925           (51,679)      91,147         (26,056)       290,246        (50,671)      42,043      (4,573)
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  115,595           104,426      198,394           9,836        601,841        266,896       86,845      39,240
  356,955           271,278      114,312         106,446        373,482        189,127       38,451       7,817
  (36,449)           (8,104)     (44,436)         (8,973)      (137,549)       (28,240)     (27,638)     (4,708)
  (20,368)           (3,923)        (304)         (1,079)       (20,241)        (5,536)        (405)         74
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  415,733           363,677      267,966         106,230        817,533        422,247       97,253      42,423
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
  540,658           311,998      359,113          80,174      1,107,779        371,576      139,296      37,850
  311,998                --       80,174              --        371,576             --       37,850          --
------------ ----------------- ------------ --------------- -------------- -------------- ------------ -----------
$ 852,656         $ 311,998    $ 439,287        $ 80,174    $ 1,479,355      $ 371,576    $ 177,145    $ 37,850
============ ================= ============ =============== ============== ============== ============ ===========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                        MIST PIMCO INFLATION
                                              PROTECTED BOND     MIST PIMCO TOTAL RETURN      MIST RCM TECHNOLOGY
                                         INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                                    --------------------------- --------------------------- ------------------------
                                           2009         2008           2009         2008         2009        2008
                                    -------------- ------------ -------------- ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 29,166         $ --       $ 92,471         $ --         $ --        $ --
  Net realized gains (losses)             5,443         (843)        51,162          (92)       4,151      (2,178)
  Change in unrealized gains
     (losses) on investments             99,506      (10,605)        94,060       12,617      106,695     (13,826)
                                    -------------- ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                  134,115      (11,448)       237,693       12,525      110,846     (16,004)
                                    -------------- ------------ -------------- ------------ ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 705,070      317,486      1,019,657      322,822      211,900      57,036
  Net transfers (including
     fixed account)                     221,994      219,433      1,036,135      241,200      158,744      32,786
  Policy charges                       (155,853)     (27,143)      (219,532)     (33,892)     (56,049)     (8,118)
  Transfers for policy benefits
     and terminations                   (35,469)     (15,647)       (22,871)       2,055       (4,666)       (899)
                                    -------------- ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              735,742      494,129      1,813,389      532,185      309,929      80,805
                                    -------------- ------------ -------------- ------------ ------------ -----------
     Net increase (decrease)
       in net assets                    869,857      482,681      2,051,082      544,710      420,775      64,801
NET ASSETS:
  Beginning of year                     482,681           --        544,710           --       64,801          --
                                    -------------- ------------ -------------- ------------ ------------ -----------
  End of year                       $ 1,352,538    $ 482,681    $ 2,595,792    $ 544,710    $ 485,576    $ 64,801
                                    ============== ============ ============== ============ ============ ===========

The accompanying notes are an integral part of these financial statements.

    MIST T. ROWE PRICE          MIST VAN KAMPEN            MSF BLACKROCK
        MID CAP GROWTH           MID CAP GROWTH        AGGRESSIVE GROWTH    MSF BLACKROCK BOND INCOME
   INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION          INVESTMENT DIVISION
------------------------- ------------------------ ------------------------ ----------------------------
     2009         2008         2009        2008         2009        2008         2009            2008
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
     $ --         $ --         $ 11        $ --        $ 703        $ --     $ 22,605            $ --
    5,418       (6,735)         638        (198)       2,070     (11,527)           4            (225)
  180,072      (24,816)      30,213      (1,291)     127,807     (16,089)      13,704             275
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  185,490      (31,551)      30,862      (1,489)     130,580     (27,616)      36,313              50
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  320,201      113,667       37,010       9,816      211,445     102,602      234,867         107,130
  194,180      161,173      119,681       9,371      188,691      29,458      165,577          66,034
  (83,328)     (14,962)      (7,699)       (716)     (62,293)    (15,249)     (62,876)        (12,643)
   (3,262)       1,618         (218)       (745)      (2,945)     (5,266)      (5,043)         (2,851)
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  427,791      261,496      148,774      17,726      334,898     111,545      332,525         157,670
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
  613,281      229,945      179,636      16,237      465,478      83,929      368,838         157,720
  229,945           --       16,237          --       83,929          --      157,720              --
------------ ------------ ------------ ----------- ------------ ----------- ------------ ---------------
$ 843,226    $ 229,945    $ 195,873    $ 16,237    $ 549,406    $ 83,929    $ 526,558       $ 157,720
============ ============ ============ =========== ============ =========== ============ ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                                                                                            MSF BLACKROCK
                                    MSF BLACKROCK DIVERSIFIED    MSF BLACKROCK LARGE CAP VALUE    LEGACY LARGE CAP GROWTH
                                          INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                                    ---------------------------- -------------------------------- --------------------------
                                         2009            2008           2009              2008         2009          2008
                                    ------------ --------------- -------------- ----------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                   $ 9,833            $ --        $ 7,996              $ --        $ 868          $ --
  Net realized gains (losses)             (78)           (864)        (1,378)          (10,947)        (581)       (3,038)
  Change in unrealized gains
     (losses) on investments           39,944          (5,994)       139,866           (25,336)      64,882       (12,012)
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 49,699          (6,858)       146,484           (36,283)      65,169       (15,050)
                                    ------------ --------------- -------------- ----------------- ------------ -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               137,546          94,235        456,371           210,398      169,915        69,603
  Net transfers (including
     fixed account)                   114,403          20,686        502,919           128,098       41,840        38,806
  Policy charges                      (52,090)         (9,337)      (126,297)          (23,936)     (47,423)       (9,245)
  Transfers for policy benefits
     and terminations                  (5,174)         (5,284)       (11,033)           (7,596)      (5,648)       (4,662)
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            194,685         100,300        821,960           306,964      158,684        94,502
                                    ------------ --------------- -------------- ----------------- ------------ -------------
     Net increase (decrease)
       in net assets                  244,384          93,442        968,444           270,681      223,853        79,452
NET ASSETS:
  Beginning of year                    93,442              --        270,681                --       79,452            --
                                    ------------ --------------- -------------- ----------------- ------------ -------------
  End of year                       $ 337,826        $ 93,442    $ 1,239,125         $ 270,681    $ 303,305      $ 79,452
                                    ============ =============== ============== ================= ============ =============

The accompanying notes are an integral part of these financial statements.

MSF BLACKROCK STRATEGIC VALUE     MSF DAVIS VENTURE VALUE    MSF FI MID CAP OPPORTUNITIES     MSF FI VALUE LEADERS
          INVESTMENT DIVISION         INVESTMENT DIVISION             INVESTMENT DIVISION      INVESTMENT DIVISION
-------------------------------- --------------------------- ------------------------------- ------------------------
     2009                2008           2009         2008         2009               2008         2009        2008
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  $ 1,731                $ --       $ 21,179         $ --      $ 1,433               $ --      $ 2,010        $ --
     (299)             (4,116)          (348)      (4,103)      (2,352)               (93)       1,004         (83)
   38,426                (602)       535,617     (143,569)      38,008            (13,983)      91,510      (1,729)
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
   39,858              (4,718)       556,448     (147,672)      37,089            (14,076)      94,524      (1,812)
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  179,620              62,738      1,187,427      461,647      108,372             17,337      336,571      17,929
  197,392              34,775        554,188      546,380       37,959             49,302      292,054      19,116
  (47,789)             (7,640)      (280,932)     (54,483)     (23,757)            (3,572)     (35,082)     (3,887)
   (4,125)            (13,220)       (19,319)     (15,818)        (669)              (119)      (4,058)        102
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  325,098              76,653      1,441,364      937,726      121,905             62,948      589,485      33,260
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
  364,956              71,935      1,997,812      790,054      158,994             48,872      684,009      31,448
   71,935                  --        790,054           --       48,872                 --       31,448          --
------------ ------------------- -------------- ------------ ------------ ------------------ ------------ -----------
$ 436,891            $ 71,935    $ 2,787,866    $ 790,054    $ 207,865           $ 48,872    $ 715,457    $ 31,448
============ =================== ============== ============ ============ ================== ============ ===========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                        MSF LOOMIS SAYLES          MSF MET/ARTISAN
                                         SMALL CAP GROWTH            MID CAP VALUE     MSF JENNISON GROWTH
                                      INVESTMENT DIVISION      INVESTMENT DIVISION     INVESTMENT DIVISION
                                    ------------------------ ------------------------ -----------------------
                                         2009        2008         2009        2008        2009        2008
                                    ------------ ----------- ------------ ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                      $ --        $ --      $ 1,558        $ --        $ 79        $ --
  Net realized gains (losses)            (168)     (2,564)         514      (3,141)      1,648         (35)
  Change in unrealized gains
     (losses) on investments           31,629      (2,351)      76,539      (8,943)     18,199      (2,666)
                                    ------------ ----------- ------------ ----------- ----------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 31,461      (4,915)      78,611     (12,084)     19,926      (2,701)
                                    ------------ ----------- ------------ ----------- ----------- -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                85,204      24,878      180,779      45,957      56,737       6,953
  Net transfers (including
     fixed account)                    35,698      24,508      164,652      31,861      18,812       8,109
  Policy charges                      (22,833)     (3,499)     (42,983)     (7,063)    (11,714)     (1,084)
  Transfers for policy benefits
     and terminations                    (714)        (33)      (2,602)        491      (1,389)        233
                                    ------------ ----------- ------------ ----------- ----------- -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             97,355      45,854      299,846      71,246      62,446      14,211
                                    ------------ ----------- ------------ ----------- ----------- -----------
     Net increase (decrease)
       in net assets                  128,816      40,939      378,457      59,162      82,372      11,510
NET ASSETS:
  Beginning of year                    40,939          --       59,162          --      11,510          --
                                    ------------ ----------- ------------ ----------- ----------- -----------
  End of year                       $ 169,755    $ 40,939    $ 437,619    $ 59,162    $ 93,882    $ 11,510
                                    ============ =========== ============ =========== =========== ===========

The accompanying notes are an integral part of these financial statements.

                                     MSF BARCLAYS CAPITAL         MSF LOOMIS SAYLES                    MSF METLIFE
MSF ARTIO INTERNATIONAL STOCK        AGGREGATE BOND INDEX            SMALL CAP CORE           MID CAP STOCK INDEX
          INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION           INVESTMENT DIVISION
-------------------------------- --------------------------- ------------------------- -----------------------------
     2009                2008           2009         2008         2009         2008           2009           2008
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  $ 2,681                $ --       $ 59,131         $ --      $ 1,030         $ --        $ 8,755           $ --
  (25,823)             (3,978)          (586)       2,481        4,183       (8,998)        16,929           (882)
  101,932             (47,309)         8,865       21,871      148,152      (17,841)       201,287        (47,862)
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
   78,790             (51,287)        67,410       24,352      153,365      (26,839)       226,971        (48,744)
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  209,563              76,303      1,419,344      374,189      390,327      136,123        568,738        190,637
   20,869             223,713        673,428      204,401      131,803      146,252        152,615        149,693
  (55,280)            (13,638)      (351,957)     (57,657)     (92,178)     (17,687)      (163,559)       (25,803)
   (5,420)             (3,575)       (24,393)      (5,406)     (11,035)     (21,223)       (10,903)       (10,768)
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  169,732             282,803      1,716,422      515,527      418,917      243,465        546,891        303,759
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
  248,522             231,516      1,783,832      539,879      572,282      216,626        773,862        255,015
  231,516                  --        539,879           --      216,626           --        255,015             --
------------ ------------------- -------------- ------------ ------------ ------------ -------------- --------------
$ 480,038           $ 231,516    $ 2,323,711    $ 539,879    $ 788,908    $ 216,626    $ 1,028,876      $ 255,015
============ =================== ============== ============ ============ ============ ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                       MSF METLIFE STOCK INDEX     MSF MFS TOTAL RETURN            MSF MFS VALUE
                                           INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION
                                    ----------------------------- ------------------------ ------------------------
                                           2009           2008         2009        2008         2009        2008
                                    -------------- -------------- ------------ ----------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 71,048           $ --      $ 7,964        $ --         $ --        $ --
  Net realized gains (losses)           101,259        (11,198)       1,422        (276)       1,552      (2,607)
  Change in unrealized gains
     (losses) on investments            858,794       (212,891)      42,518      (2,465)      40,616      (1,758)
                                    -------------- -------------- ------------ ----------- ------------ -----------
     Net increase (decrease)
       in net assets resulting
       from operations                1,031,101       (224,089)      51,904      (2,741)      42,168      (4,365)
                                    -------------- -------------- ------------ ----------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               3,342,894      1,173,047      162,692      51,136      103,609      32,626
  Net transfers (including
     fixed account)                     415,489        785,625      130,833      45,555      112,490       2,714
  Policy charges                       (880,574)      (140,870)     (39,034)     (5,820)     (25,583)     (3,886)
  Transfers for policy benefits
     and terminations                   (62,840)       (19,763)      (4,874)     (2,268)        (769)     (1,731)
                                    -------------- -------------- ------------ ----------- ------------ -----------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            2,814,969      1,798,039      249,617      88,603      189,747      29,723
                                    -------------- -------------- ------------ ----------- ------------ -----------
     Net increase (decrease)
       in net assets                  3,846,070      1,573,950      301,521      85,862      231,915      25,358
NET ASSETS:
  Beginning of year                   1,573,950             --       85,862          --       25,358          --
                                    -------------- -------------- ------------ ----------- ------------ -----------
  End of year                       $ 5,420,020    $ 1,573,950    $ 387,383    $ 85,862    $ 257,273    $ 25,358
                                    ============== ============== ============ =========== ============ ===========

The accompanying notes are an integral part of these financial statements.

                                     MSF NEUBERGER BERMAN
MSF MORGAN STANLEY EAFE INDEX               MID CAP VALUE    MSF OPPENHEIMER GLOBAL EQUITY    MSF RUSSELL 2000 INDEX
          INVESTMENT DIVISION         INVESTMENT DIVISION              INVESTMENT DIVISION       INVESTMENT DIVISION
-------------------------------- --------------------------- -------------------------------- -------------------------
       2009              2008           2009         2008         2009                2008         2009         2008
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
   $ 36,492              $ --        $ 8,170         $ --      $ 8,743                $ --      $ 7,805         $ --
     (3,151)          (16,474)         2,480      (10,934)       1,883                (333)      14,654       (3,251)
    305,648           (90,748)       264,694      (54,587)     141,963             (13,693)     136,809      (23,821)
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
    338,989          (107,222)       275,344      (65,521)     152,589             (14,026)     159,268      (27,072)
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
  1,078,627           420,811        412,065      212,173      193,305              98,595      499,049      122,491
    269,987           209,031        228,924      156,818      305,109              71,112      130,142      118,951
   (286,249)          (47,031)      (115,292)     (23,847)     (60,595)             (8,100)    (132,338)     (18,827)
    (15,033)           (4,708)       (23,297)     (17,273)      (5,064)                650       (8,333)      (5,424)
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
  1,047,332           578,103        502,400      327,871      432,755             162,257      488,520      217,191
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
  1,386,321           470,881        777,744      262,350      585,344             148,231      647,788      190,119
    470,881                --        262,350           --      148,231                  --      190,119           --
-------------- ----------------- -------------- ------------ ------------ ------------------- ------------ ------------
$ 1,857,202         $ 470,881    $ 1,040,095    $ 262,350    $ 733,575           $ 148,231    $ 837,907    $ 190,119
============== ================= ============== ============ ============ =================== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                         MSF T. ROWE PRICE         MSF T. ROWE PRICE    MSF WESTERN ASSET MANAGEMENT
                                          LARGE CAP GROWTH          SMALL CAP GROWTH    STRATEGIC BOND OPPORTUNITIES
                                       INVESTMENT DIVISION       INVESTMENT DIVISION             INVESTMENT DIVISION
                                    ------------------------- ------------------------- -------------------------------
                                         2009         2008         2009         2008         2009               2008
                                    ------------ ------------ ------------ ------------ ------------ ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                   $ 1,058         $ --        $ 851         $ --     $ 10,833               $ --
  Net realized gains (losses)          (2,099)      (5,224)      13,097       (2,492)       4,590               (468)
  Change in unrealized gains
     (losses) on investments           72,164      (22,156)      95,352      (23,638)      43,651             (7,189)
                                    ------------ ------------ ------------ ------------ ------------ ------------------
     Net increase (decrease)
       in net assets resulting
       from operations                 71,123      (27,380)     109,300      (26,130)      59,074             (7,657)
                                    ------------ ------------ ------------ ------------ ------------ ------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               142,206       91,999      123,510      100,760      132,096             69,547
  Net transfers (including
     fixed account)                    23,460       51,480       69,509       46,674      108,892             49,918
  Policy charges                      (47,459)      (9,319)     (41,300)      (7,844)     (41,123)            (7,932)
  Transfers for policy benefits
     and terminations                  (4,766)      (3,476)      (5,184)       6,787       (1,549)            (1,033)
                                    ------------ ------------ ------------ ------------ ------------ ------------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            113,441      130,684      146,535      146,377      198,316            110,500
                                    ------------ ------------ ------------ ------------ ------------ ------------------
     Net increase (decrease)
       in net assets                  184,564      103,304      255,835      120,247      257,390            102,843
NET ASSETS:
  Beginning of year                   103,304           --      120,247           --      102,843                 --
                                    ------------ ------------ ------------ ------------ ------------ ------------------
  End of year                       $ 287,868    $ 103,304    $ 376,082    $ 120,247    $ 360,233          $ 102,843
                                    ============ ============ ============ ============ ============ ==================

The accompanying notes are an integral part of these financial statements.

         MSF WESTERN ASSET                 MSF METLIFE    MSF METLIFE CONSERVATIVE TO                   MSF METLIFE
MANAGEMENT U.S. GOVERNMENT     CONSERVATIVE ALLOCATION            MODERATE ALLOCATION           MODERATE ALLOCATION
       INVESTMENT DIVISION         INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------------- --------------------------- ------------------------------ -----------------------------
     2009             2008         2009           2008           2009            2008           2009           2008
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
 $ 39,142             $ --      $ 7,886           $ --        $ 9,903            $ --       $ 67,974           $ --
   (3,114)               7       13,018           (167)         7,239            (122)        44,582        (12,592)
    1,776            1,107       40,545          7,176        264,799           3,710        741,508       (142,033)
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
   37,804            1,114       61,449          7,009        281,941           3,588        854,064       (154,625)
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
  139,196          303,383      234,250         60,541      3,491,327          38,203      2,145,902        897,232
  309,105           50,990       23,348        153,408        378,143         153,460      1,798,677        476,250
  (58,573)          (6,004)     (58,141)        (5,489)      (151,125)         (9,483)      (613,213)       (87,653)
   (4,178)             498         (410)        (2,749)        (2,164)         (1,199)      (104,685)        16,031
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
  385,550          348,867      199,047        205,711      3,716,181         180,981      3,226,681      1,301,860
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
  423,354          349,981      260,496        212,720      3,998,122         184,569      4,080,745      1,147,235
  349,981               --      212,720             --        184,569              --      1,147,235             --
------------ ---------------- ------------ -------------- -------------- --------------- -------------- --------------
$ 773,335        $ 349,981    $ 473,216      $ 212,720    $ 4,182,691       $ 184,569    $ 5,227,980    $ 1,147,235
============ ================ ============ ============== ============== =============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA
INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008

                                        MSF METLIFE MODERATE TO                 MSF METLIFE
                                          AGGRESSIVE ALLOCATION       AGGRESSIVE ALLOCATION       AMERICAN FUNDS BOND
                                            INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                                    ------------------------------ --------------------------- -------------------------
                                            2009           2008           2009         2008         2009         2008
                                    --------------- -------------- -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Investment income                    $ 171,680           $ --       $ 30,383         $ --     $ 23,529      $ 8,167
  Net realized gains (losses)             24,099       (106,747)         3,785      (23,758)       1,933         (266)
  Change in unrealized gains
     (losses) on investments           2,216,990       (452,235)       474,199     (122,833)      44,285       (7,835)
                                    --------------- -------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 2,412,769       (558,982)       508,367     (146,591)      69,747           66
                                    --------------- -------------- -------------- ------------ ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                7,037,021      2,864,318      1,535,901      475,389      255,064      104,192
  Net transfers (including
     fixed account)                    2,795,395      1,278,250        383,841      477,442      505,050       90,301
  Policy charges                      (1,812,091)      (328,450)      (428,420)     (86,097)     (89,753)     (11,710)
  Transfers for policy benefits
     and terminations                   (220,656)         5,495        (42,824)      14,380      (25,642)      (5,355)
                                    --------------- -------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             7,799,669      3,819,613      1,448,498      881,114      644,719      177,428
                                    --------------- -------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets                  10,212,438      3,260,631      1,956,865      734,523      714,466      177,494
NET ASSETS:
  Beginning of year                    3,260,631             --        734,523           --      177,494           --
                                    --------------- -------------- -------------- ------------ ------------ ------------
  End of year                       $ 13,473,069    $ 3,260,631    $ 2,691,388    $ 734,523    $ 891,960    $ 177,494
                                    =============== ============== ============== ============ ============ ============

The accompanying notes are an integral part of these financial statements.

             AMERICAN FUNDS
GLOBAL SMALL CAPITALIZATION         AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
        INVESTMENT DIVISION           INVESTMENT DIVISION             INVESTMENT DIVISION
------------------------------ ----------------------------- -------------------------------
       2009            2008           2009           2008           2009             2008
-------------- --------------- -------------- -------------- -------------- ----------------
    $ 5,921            $ --       $ 26,709       $ 11,798       $ 40,916         $ 11,503
     12,572          (5,250)       (16,131)       (18,975)         1,842          (24,636)
    744,371        (153,068)     1,147,006       (260,598)       585,293          (99,136)
-------------- --------------- -------------- -------------- -------------- ----------------
    762,864        (158,318)     1,157,584       (267,775)       628,051         (112,269)
-------------- --------------- -------------- -------------- -------------- ----------------
  1,243,051         459,435      2,321,278        843,729      1,308,125          536,648
    422,372         435,408      1,531,736        793,930      1,101,072          316,676
   (318,011)        (58,421)      (594,343)       (99,518)      (356,943)         (50,630)
    (47,816)        (22,635)       (84,470)       (22,629)       (61,879)           2,350
-------------- --------------- -------------- -------------- -------------- ----------------
  1,299,596         813,787      3,174,201      1,515,512      1,990,375          805,044
-------------- --------------- -------------- -------------- -------------- ----------------
  2,062,460         655,469      4,331,785      1,247,737      2,618,426          692,775
    655,469              --      1,247,737             --        692,775               --
-------------- --------------- -------------- -------------- -------------- ----------------
$ 2,717,929       $ 655,469    $ 5,579,522    $ 1,247,737    $ 3,311,201        $ 692,775
============== =============== ============== ============== ============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2009:

MIST American Funds Balanced Allocation Investment Division MIST American Funds Growth Allocation Investment Division
MIST American Funds Moderate Allocation Investment Division MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division
MIST SSgA Growth and Income ETF Investment Division
MIST SSgA Growth ETF Investment Division
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment Division
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division MIST Legg Mason Value Equity Investment Division
MIST Lord Abbett Bond Debenture Investment Division

MIST Met/AIM Small Cap Growth Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division
MIST Met/Templeton Growth Investment Division
MIST MFS Research International Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST T. Rowe Price Mid Cap Growth Investment Division
MIST Van Kampen Mid Cap Growth Investment Division
MSF BlackRock Aggressive Growth Investment Division

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF Davis Venture Value Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF FI Value Leaders Investment Division
MSF Loomis Sayles Small Cap Growth Investment Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF Jennison Growth Investment Division
MSF Artio International Stock Investment Division
MSF Barclays Capital Aggregate Bond Index Investment Division
MSF Loomis Sayles Small Cap Core Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division

MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division
MSF Western Asset Management Strategic Bond Opportunities Investment Division MSF Western Asset Management U.S. Government Investment Division
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division
MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division
MSF MetLife Aggressive Allocation Investment Division
American Funds Bond Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division

3. PORTFOLIO CHANGES

The following Investment Division ceased operations during the year ended December 31, 2009:

MSF FI Large Cap Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

FORMER NAME                                                  NEW NAME
(MSF) Franklin Templeton Small Cap Growth Portfolio          (MSF) Loomis Sayles Small Cap Growth Portfolio
(MSF) Harris Oakmark Focused Value Portfolio                 (MSF) Met/Artisan Mid Cap Value Portfolio
(MSF) Julius Baer International Stock Portfolio              (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index Portfolio         (MSF) Barclays Capital Aggregate Bond Index Portfolio
(MSF) Loomis Sayles Small Cap Portfolio                      (MSF) Loomis Sayles Small Cap Core Portfolio

MERGER:

FORMER PORTFOLIO                                             NEW PORTFOLIO
(MSF) FI Large Cap Portfolio                                 (MSF) BlackRock Legacy Large Cap Growth Portfolio

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Investment Divisions. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying financial statements.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV, unadjusted, based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Investment Divisions.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The mortality and expense risk charge, which ranges from .15% to .60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $.00 to $.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.00 to $61.44 per $100 of the benefit provided.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                            ----------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                             SHARES        COST ($) PURCHASES ($) FROM SALES ($)
                                                            ------- --------------- ------------- --------------
MIST American Funds Balanced Allocation
  Investment Division                                        44,337         358,711       246,319         33,562
MIST American Funds Growth Allocation
  Investment Division                                       279,076       1,960,806     1,206,063         80,835
MIST American Funds Moderate Allocation
  Investment Division                                        61,583         504,010       483,212         81,086
MIST BlackRock Large Cap Core Investment Division            33,575         226,638       177,247         33,200
MIST Clarion Global Real Estate Investment Division         113,735         903,693       687,666         82,511
MIST SSgA Growth and Income ETF Investment Division          41,866         411,787       462,464         71,331
MIST SSgA Growth ETF Investment Division                     49,317         459,141       521,397         92,006
MIST Dreman Small Cap Value Investment Division              11,202         113,090        93,130         12,079
MIST Harris Oakmark International Investment Division       134,133       1,321,952     1,026,173        150,412
MIST Janus Forty Investment Division                         35,084       1,882,897     1,320,581         93,465
MIST Lazard Mid Cap Investment Division                      37,256         297,970       243,259         24,597
MIST Legg Mason Partners Aggressive Growth
  Investment Division                                        33,621         199,331        57,898          8,300
MIST Legg Mason Value Equity Investment Division             22,265         125,876       119,208         16,289
MIST Lord Abbett Bond Debenture Investment Division          63,850         687,402       534,075         20,254
MIST Met/AIM Small Cap Growth Investment Division            14,910         146,532       122,841         13,706
MIST Met/Franklin Income Investment Division                 31,810         286,189       279,597         24,608
MIST Met/Franklin Mutual Shares Investment Division          76,338         502,129       455,120         23,549
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                        94,951         783,891       447,880         32,147
MIST Met/Templeton Growth Investment Division                50,033         374,617       313,077         45,105
MIST MFS Research International Investment Division         157,714       1,260,566       934,371         91,260
MIST Oppenheimer Capital Appreciation Investment Division .  31,298         139,969       107,271         10,004
MIST PIMCO Inflation Protected Bond Investment Division     121,087       1,263,638     1,105,563        340,658
MIST PIMCO Total Return Investment Division                 215,956       2,489,116     2,011,180         52,889
MIST RCM Technology Investment Division                     127,114         392,709       350,289         40,358
MIST T. Rowe Price Mid Cap Growth Investment Division       109,085         687,971       474,235         46,065
MIST Van Kampen Mid Cap Growth Investment Division           21,739         166,953       153,548          4,763
MSF BlackRock Aggressive Growth Investment Division          23,499         437,690       479,462        144,060
MSF BlackRock Bond Income Investment Division                 5,055         512,578       384,833         29,708
MSF BlackRock Diversified Investment Division                23,123         303,878       211,659          7,233
MSF BlackRock Large Cap Value Investment Division           130,986       1,124,596       851,601         21,640
MSF BlackRock Legacy Large Cap Growth Investment Division .  13,210         250,438       207,661         48,219
MSF BlackRock Strategic Value Investment Division            46,086         399,067       348,341         21,482
MSF Davis Venture Value Investment Division                  98,966       2,395,820     1,528,871         66,147
MSF FI Mid Cap Opportunities Investment Division             16,777         183,842       143,571         20,233
MSF FI Value Leaders Investment Division                      5,698         625,678       604,989         13,493
MSF Loomis Sayles Small Cap Growth Investment Division       23,002         140,479       107,880         10,525
MSF Met/Artisan Mid Cap Value Investment Division             2,954         370,024       311,394          9,975
MSF Jennison Growth Investment Division                       8,605          78,350        86,052         23,526
MSF Artio International Stock Investment Division            50,798         425,415       332,282        159,830
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                       212,405       2,292,977     1,903,932        128,451
MSF Loomis Sayles Small Cap Core Investment Division          4,508         658,597       451,586         31,472
MSF MetLife Mid Cap Stock Index Investment Division          92,692         875,455       681,887        107,162
MSF MetLife Stock Index Investment Division                 206,006       4,774,120     3,589,256        649,935
MSF MFS Total Return Investment Division                      3,183         347,333       282,593         25,010
MSF MFS Value Investment Division                            22,971         218,418       211,527         21,742
MSF Morgan Stanley EAFE Index Investment Division           163,774       1,642,303     1,239,091        149,393
MSF Neuberger Berman Mid Cap Value Investment Division       65,046         829,989       554,676         43,825
MSF Oppenheimer Global Equity Investment Division            54,419         605,307       509,296         67,767
MSF Russell 2000 Index Investment Division                   78,973         724,921       631,835        124,699

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF T. Rowe Price Large Cap Growth Investment Division       22,333       237,862       160,751         46,118
MSF T. Rowe Price Small Cap Growth Investment Division       30,953       304,370       222,454         68,197
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                        29,551       323,771       228,347         14,417
MSF Western Asset Management U.S. Government
  Investment Division                                        65,205       770,454       783,641        358,948
MSF MetLife Conservative Allocation Investment Division      43,534       425,497       330,028        121,609
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                       396,840     3,914,184     3,857,789        129,636
MSF MetLife Moderate Allocation Investment Division         518,135     4,628,507     3,576,934        249,294
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     1,383,272    11,708,319     8,777,268        720,223
MSF MetLife Aggressive Allocation Investment Division       287,542     2,340,027     1,554,934         74,176
American Funds Bond Investment Division                      87,191       855,511       704,890         36,624
American Funds Global Small Capitalization
  Investment Division                                       153,123     2,126,629     1,534,011        228,168
American Funds Growth Investment Division                   121,031     4,693,117     3,385,618        184,004
American Funds Growth-Income Investment Division            106,196     2,825,046     2,074,825         43,228

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008:

                               MIST AMERICAN FUNDS    MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                               BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                  2009        2008       2009        2008       2009        2008
                               ---------- ----------- ---------- ----------- ---------- -----------
Units beginning of period       16,591          --    111,759          --     11,206          --
Units issued and transferred
  from other funding options    38,125      18,214    225,807     125,410     74,858      16,825
Units redeemed and transferred
  to other funding options     (12,007)     (1,623)   (70,810)    (13,651)   (26,699)     (5,619)
                               ---------- ----------- ---------- ----------- ---------- -----------
Units end of period             42,709      16,591    266,756     111,759     59,365      11,206
                               ========== =========== ========== =========== ========== ===========

                                                       MIST DREMAN SMALL CAP    MIST HARRIS OAKMARK
                               MIST SSGA GROWTH ETF                    VALUE          INTERNATIONAL
                                INVESTMENT DIVISION      INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ------------------------ ----------------------
                                  2009         2008      2009           2008       2009        2008
                               ---------- ------------ --------- -------------- ---------- -----------
Units beginning of period        3,250           --     2,920             --     34,033          --
Units issued and transferred
  from other funding options    62,699        4,576    10,482          3,198     87,029      54,408
Units redeemed and transferred
  to other funding options     (20,619)      (1,326)   (3,004)          (278)   (32,093)    (20,375)
                               ---------- ------------ --------- -------------- ---------- -----------
Units end of period             45,330        3,250    10,398          2,920     88,969      34,033
                               ========== ============ ========= ============== ========== ===========

                                      MIST LEGG MASON       MIST LORD ABBETT           MIST MET/AIM
                                         VALUE EQUITY         BOND DEBENTURE       SMALL CAP GROWTH
                                  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ------------------------- ---------------------- ----------------------
                                       2009      2008      2009         2008      2009         2008
                               --------------- --------- --------- ------------ --------- ------------
Units beginning of period             3,908        --     8,406           --     2,627           --
Units issued and transferred
  from other funding options         25,464     6,759    27,875       11,223    12,655        2,985
Units redeemed and transferred
  to other funding options           (8,911)   (2,851)   (6,277)      (2,817)   (3,808)        (358)
                               --------------- --------- --------- ------------ --------- ------------
Units end of period                  20,461     3,908    30,004        8,406    11,474        2,627
                               =============== ========= ========= ============ ========= ============

                                                              MIST MFS RESEARCH        MIST OPPENHEIMER
                               MIST MET/TEMPLETON GROWTH          INTERNATIONAL    CAPITAL APPRECIATION
                                     INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
                               ---------------------------- ---------------------- -----------------------
                                 2009               2008       2009        2008      2009          2008
                               --------- ------------------ ---------- ----------- --------- -------------
Units beginning of period      12,077                 --     32,127          --     6,045            --
Units issued and transferred
  from other funding options   46,401             25,192     97,291      48,758    21,464        10,780
Units redeemed and transferred
  to other funding options     (8,752)           (13,115)   (32,471)    (16,631)   (7,863)       (4,735)
                               --------- ------------------ ---------- ----------- --------- -------------
Units end of period            49,726             12,077     96,947      32,127    19,646         6,045
                               ========= ================== ========== =========== ========= =============

     MIST BLACKROCK       MIST CLARION GLOBAL                 MIST SSgA
     LARGE CAP CORE               REAL ESTATE    GROWTH AND INCOME ETF
INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
---------------------- ------------------------- ------------------------
   2009        2008           2009       2008         2009        2008
---------- ----------- -------------- ---------- ------------ -----------
  9,107          --         24,972         --        2,122          --
 27,424      14,053         85,685     46,180       53,187       3,031
(11,028)     (4,946)       (30,989)   (21,208)     (17,032)       (909)
---------- ----------- -------------- ---------- ------------ -----------
 25,503       9,107         79,668     24,972       38,277       2,122
========== =========== ============== ========== ============ ===========

                                              MIST LEGG MASON PARTNERS
   MIST JANUS FORTY    MIST LAZARD MID CAP           AGGRESSIVE GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
---------------------- ---------------------- ---------------------------
  2009         2008      2009         2008      2009              2008
--------- ------------ --------- ------------ --------- -----------------
 2,542           --     6,290           --    19,775                --
 7,103        3,989    24,884       10,402    13,483            20,909
(2,626)      (1,447)   (7,471)      (4,112)   (5,205)           (1,134)
--------- ------------ --------- ------------ --------- -----------------
 7,019        2,542    23,703        6,290    28,053            19,775
========= ============ ========= ============ ========= =================

                              MIST MET/FRANKLIN              MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME          MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION    INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------- ------------------------------
  2009              2008       2009        2008       2009                2008
--------- ----------------- ---------- ----------- ---------- -------------------
 3,275                --      9,353          --     43,891                  --
36,254             4,428     77,121      11,332     60,679              64,037
(8,510)           (1,153)   (12,418)     (1,979)   (11,469)            (20,146)
--------- ----------------- ---------- ----------- ---------- -------------------
31,019             3,275     74,056       9,353     93,101              43,891
========= ================= ========== =========== ========== ===================

MIST PIMCO INFLATION
      PROTECTED BOND    MIST PIMCO TOTAL RETURN    MIST RCM TECHNOLOGY
 INVESTMENT DIVISION        INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------- -------------------------- ----------------------
   2009         2008       2009            2008       2009        2008
---------- ------------ ---------- --------------- ---------- -----------
 39,482           --     36,238              --     16,257          --
112,812       64,540    143,812          53,208     83,635      27,140
(58,825)     (25,058)   (34,185)        (16,970)   (23,357)    (10,883)
---------- ------------ ---------- --------------- ---------- -----------
 93,469       39,482    145,865          36,238     76,535      16,257
========== ============ ========== =============== ========== ===========

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008:

                                MIST T. ROWE PRICE        MIST VAN KAMPEN          MSF BLACKROCK
                                    MID CAP GROWTH         MID CAP GROWTH      AGGRESSIVE GROWTH
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                  2009        2008      2009         2008      2009         2008
                               ---------- ----------- --------- ------------ --------- ------------
Units beginning of period       34,760          --     1,813           --     2,212           --
Units issued and transferred
  from other funding options    76,938      53,052    13,397        2,034    13,271        5,325
Units redeemed and transferred
  to other funding options     (24,299)    (18,292)   (1,352)        (221)   (5,790)      (3,113)
                               ---------- ----------- --------- ------------ --------- ------------
Units end of period             87,399      34,760    13,858        1,813     9,693        2,212
                               ========== =========== ========= ============ ========= ============

                               MSF BLACKROCK LEGACY
                                   LARGE CAP GROWTH    MSF BLACKROCK STRATEGIC VALUE    MSF DAVIS VENTURE VALUE
                                INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                               ----------------------- -------------------------------- --------------------------
                                 2009          2008      2009                   2008       2009            2008
                               --------- ------------- --------- ---------------------- ---------- ---------------
Units beginning of period       3,157            --     5,109                     --     27,134              --
Units issued and transferred
  from other funding options   10,289         4,760    30,045                  8,689     66,595          36,151
Units redeemed and transferred
  to other funding options     (4,635)       (1,603)   (7,735)                (3,580)   (21,185)         (9,017)
                               --------- ------------- --------- ---------------------- ---------- ---------------
Units end of period             8,811         3,157    27,419                  5,109     72,544          27,134
                               ========= ============= ========= ====================== ========== ===============

                                   MSF MET/ARTISAN
                                     MID CAP VALUE    MSF JENNISON GROWTH    MSF ARTIO INTERNATIONAL STOCK
                               INVESTMENT DIVISION    INVESTMENT DIVISION              INVESTMENT DIVISION
                               ---------------------- ---------------------- --------------------------------
                                 2009         2008      2009         2008       2009                  2008
                               --------- ------------ --------- ------------ ---------- ---------------------
Units beginning of period       2,381           --     1,265           --     16,183                    --
Units issued and transferred
  from other funding options   13,418        3,516    10,362        1,449     37,316                20,747
Units redeemed and transferred
  to other funding options     (3,360)      (1,135)   (4,256)        (184)   (26,033)               (4,564)
                               --------- ------------ --------- ------------ ---------- ---------------------
Units end of period            12,439        2,381     7,371        1,265     27,466                16,183
                               ========= ============ ========= ============ ========== =====================

                               MSF METLIFE STOCK INDEX    MSF MFS TOTAL RETURN          MSF MFS VALUE
                                   INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               -------------------------- ----------------------- ----------------------
                                  2009            2008      2009          2008      2009         2008
                               ---------- --------------- --------- ------------- --------- ------------
Units beginning of period       41,481              --     1,692            --     2,350           --
Units issued and transferred
  from other funding options   132,596          54,537     6,518         2,044    24,072        4,893
Units redeemed and transferred
  to other funding options     (60,923)        (13,056)   (1,775)         (352)   (6,688)      (2,543)
                               ---------- --------------- --------- ------------- --------- ------------
Units end of period            113,154          41,481     6,435         1,692    19,734        2,350
                               ========== =============== ========= ============= ========= ============

                                                                MSF BLACKROCK
MSF BLACKROCK BOND INCOME    MSF BLACKROCK DIVERSIFIED        LARGE CAP VALUE
      INVESTMENT DIVISION          INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------
  2009               2008      2009               2008       2009        2008
--------- ------------------ --------- ------------------ ---------- -----------
 2,254                 --     1,989                 --     25,822          --
 6,832              3,318     5,849              2,915    103,981      40,966
(2,211)            (1,064)   (1,706)              (926)   (23,516)    (15,144)
--------- ------------------ --------- ------------------ ---------- -----------
 6,875              2,254     6,132              1,989    106,287      25,822
========= ================== ========= ================== ========== ===========

                                                          MSF LOOMIS SAYLES
MSF FI MID CAP OPPORTUNITIES    MSF FI VALUE LEADERS       SMALL CAP GROWTH
         INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------------- ----------------------- ----------------------
  2009                  2008      2009          2008      2009         2008
--------- --------------------- --------- ------------- --------- ------------
 4,457                    --     1,273            --     5,586           --
13,652                 4,845    24,384         1,612    17,841        7,482
(3,941)                 (388)   (1,898)         (339)   (5,600)      (1,896)
--------- --------------------- --------- ------------- --------- ------------
14,168                 4,457    23,759         1,273    17,827        5,586
========= ===================== ========= ============= ========= ============

MSF BARCLAYS CAPITAL      MSF LOOMIS SAYLES      MSF METLIFE MID CAP
AGGREGATE BOND INDEX         SMALL CAP CORE              STOCK INDEX
 INVESTMENT DIVISION    INVESTMENT DIVISION      INVESTMENT DIVISION
----------------------- ---------------------- ------------------------
   2009         2008      2009         2008           2009      2008
---------- ------------ --------- ------------ -------------- ---------
 31,510           --     7,684           --         21,312        --
144,248       47,532    20,951       12,876         73,429    29,006
(46,801)     (16,022)   (7,152)      (5,192)       (31,975)   (7,694)
---------- ------------ --------- ------------ -------------- ---------
128,957       31,510    21,483        7,684         62,766    21,312
========== ============ ========= ============ ============== =========

 MSF MORGAN STANLEY    MSF NEUBERGER BERMAN            MSF OPPENHEIMER
         EAFE INDEX           MID CAP VALUE              GLOBAL EQUITY
INVESTMENT DIVISION     INVESTMENT DIVISION        INVESTMENT DIVISION
---------------------- ----------------------- --------------------------
   2009        2008       2009         2008             2009      2008
---------- ----------- ---------- ------------ ---------------- ---------
 41,528          --     16,063           --           10,280        --
149,244      59,019     41,083       26,599           37,873    13,378
(63,477)    (17,491)   (14,145)     (10,536)         (11,895)   (3,098)
---------- ----------- ---------- ------------ ---------------- ---------
127,295      41,528     43,001       16,063           36,258    10,280
========== =========== ========== ============ ================ =========

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD APRIL 28, 2008 TO DECEMBER 31, 2008:

                                                           MSF T. ROWE PRICE      MSF T. ROWE PRICE
                               MSF RUSSELL 2000 INDEX       LARGE CAP GROWTH       SMALL CAP GROWTH
                                  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ------------------------- ---------------------- ----------------------
                                  2009           2008       2009        2008      2009         2008
                               ---------- -------------- ---------- ----------- --------- ------------
Units beginning of period       13,702             --     10,095          --     9,964           --
Units issued and transferred
  from other funding options    62,621         19,301     19,894      15,783    21,329       13,322
Units redeemed and transferred
  to other funding options     (28,402)        (5,599)   (10,377)     (5,688)   (8,868)      (3,358)
                               ---------- -------------- ---------- ----------- --------- ------------
Units end of period             47,921         13,702     19,612      10,095    22,425        9,964
                               ========== ============== ========== =========== ========= ============

                               MSF METLIFE CONSERVATIVE            MSF METLIFE        MSF METLIFE MODERATE
                                 TO MODERATE ALLOCATION    MODERATE ALLOCATION    TO AGGRESSIVE ALLOCATION
                                    INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- ---------------------- ---------------------------
                                  2009             2008        2009       2008         2009           2008
                               ---------- ---------------- ----------- ---------- ------------ --------------
Units beginning of period       19,138               --     125,785         --      378,895             --
Units issued and transferred
  from other funding options   357,486           21,047     452,172    165,764    1,267,750        582,875
Units redeemed and transferred
  to other funding options     (26,873)          (1,909)   (126,057)   (39,979)    (437,029)      (203,980)
                               ---------- ---------------- ----------- ---------- ------------ --------------
Units end of period            349,751           19,138     451,900    125,785    1,209,616        378,895
                               ========== ================ =========== ========== ============ ==============

                               AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
                                 INVESTMENT DIVISION             INVESTMENT DIVISION
                               ------------------------ -------------------------------
                                 2009           2008      2009                  2008
                               --------- -------------- --------- ---------------------
Units beginning of period       9,023             --     6,645                    --
Units issued and transferred
  from other funding options   29,683         13,844    23,669                12,511
Units redeemed and transferred
  to other funding options     (9,766)        (4,821)   (6,114)               (5,866)
                               --------- -------------- --------- ---------------------
Units end of period            28,940          9,023    24,200                 6,645
                               ========= ============== ========= =====================

MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT                MSF METLIFE
STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT    CONSERVATIVE ALLOCATION
         INVESTMENT DIVISION             INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------------- ------------------------------- --------------------------
  2009                  2008       2009                 2008           2009        2008
--------- --------------------- ---------- -------------------- -------------- -----------
 4,615                    --     17,052                   --         20,969          --
10,376                 6,223     40,167               18,949         33,830      22,721
(2,764)               (1,608)   (21,104)              (1,897)       (16,159)     (1,752)
--------- --------------------- ---------- -------------------- -------------- -----------
12,227                 4,615     36,115               17,052         38,640      20,969
========= ===================== ========== ==================== ============== ===========

          MSF METLIFE                                        AMERICAN FUNDS
AGGRESSIVE ALLOCATION    AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION
  INVESTMENT DIVISION    INVESTMENT DIVISION            INVESTMENT DIVISION
------------------------ ---------------------- ------------------------------
   2009          2008      2009         2008       2009                2008
---------- ------------- --------- ------------ ---------- -------------------
 90,854            --    10,635           --     34,851                  --
243,892       186,206    46,572       14,067     95,513              53,662
(82,395)      (95,352)   (9,746)      (3,432)   (40,769)            (18,811)
---------- ------------- --------- ------------ ---------- -------------------
252,351        90,854    47,461       10,635     89,595              34,851
========== ============= ========= ============ ========== ===================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A OF METLIFE INVESTORS USA INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund, for each of the periods presented in the two years ended December 31, 2009:

                                                         AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------- -------------------------------------------------
                                                                           INVESTMENT(1)
                                                                       NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                           UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                         ------- -------------- ---------- ------------- ---------------- ------------------
MIST American Funds Balanced        2009  42,709      9.21         393,272            --               --           30.06
  Allocation Investment Division    2008  16,591      7.08         117,461          3.96               --          (29.27)
  (Commenced 4/28/2008)
MIST American Funds Growth          2009 266,756      8.67       2,313,537            --               --           34.36
  Allocation Investment Division    2008 111,759      6.45         721,398         11.34               --          (35.51)
  (Commenced 4/28/2008)
MIST American Funds Moderate        2009  59,365      9.63         571,494            --               --           23.90
  Allocation Investment Division    2008  11,206      7.77          87,064          6.89               --          (22.46)
  (Commenced 4/28/2008)
MIST BlackRock Large Cap Core       2009  25,503     10.30         262,556          1.28               --           19.34
  Investment Division               2008   9,107      8.63          78,564            --               --          (31.87)
  (Commenced 4/28/2008)
MIST Clarion Global Real Estate     2009  79,668     13.68       1,089,579          2.83               --           35.12
  Investment Division               2008  24,972     10.12         252,756            --               --          (44.73)
  (Commenced 4/28/2008)
MIST SSgA Growth and Income ETF     2009  38,277     11.31         432,892          0.93               --           24.96
  Investment Division               2008   2,122      9.05          19,207            --               --          (23.99)
  (Commenced 4/28/2008)
MIST SSgA Growth ETF                2009  45,330     10.74         486,757          1.25               --           29.51
  Investment Division               2008   3,250      8.29          26,947            --               --          (30.82)
  (Commenced 4/28/2008)
MIST Dreman Small Cap Value         2009  10,398     13.49         140,252          0.82               --           29.09
  Investment Division               2008   2,920     10.45          30,514            --               --          (25.08)
  (Commenced 4/28/2008)
MIST Harris Oakmark International   2009  88,969     18.17       1,616,304          6.88               --           55.46
  Investment Division               2008  34,033     11.69         397,710            --               --          (37.26)
  (Commenced 4/28/2008)
MIST Janus Forty                    2009   7,019    323.68       2,272,014            --               --           43.21
  Investment Division               2008   2,542    226.02         574,436            --               --          (44.68)
  (Commenced 4/28/2008)
MIST Lazard Mid Cap                 2009  23,703     14.71         348,721          0.90               --           37.14
  Investment Division               2008   6,290     10.73          67,473            --               --          (36.07)
  (Commenced 4/28/2008)
MIST Legg Mason Partners Aggressive 2009  28,053      7.30         204,749          0.13               --           33.45
  Growth Investment Division        2008  19,775      5.47         108,153            --               --          (36.35)
  (Commenced 4/28/2008)
MIST Legg Mason Value Equity        2009  20,461      6.74         137,821          0.95               --           37.79
  Investment Division               2008   3,908      4.89          19,104            --               --          (47.12)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------- -------------------------------------------------
                                                                             INVESTMENT(1)
                                                                         NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                             UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                           ------- -------------- --------- ------------- ---------------- ------------------
MIST Lord Abbett Bond Debenture       2009  30,004 26.05             781,525          6.15               --           37.12
  Investment Division                 2008   8,406 19.00             159,679            --               --          (18.83)
  (Commenced 4/28/2008)
MIST Met/AIM Small Cap Growth         2009  11,474 14.58             167,289            --               --           34.21
  Investment Division                 2008   2,627 10.86              28,540            --               --          (34.43)
  (Commenced 4/28/2008)
MIST Met/Franklin Income              2009  31,019 10.35             320,967            --               --           28.05
  Investment Division                 2008   3,275  8.08              26,469          5.38               --          (19.19)
  (Commenced 4/28/2008)
MIST Met/Franklin Mutual Shares       2009  74,056  8.36             619,100            --               --           25.15
  Investment Division                 2008   9,353  6.68              62,476          7.30               --          (33.20)
  (Commenced 4/28/2008)
MIST Met/Franklin Templeton Founding  2009  93,101  9.16             852,656            --               --           28.84
  Strategy Investment Division        2008  43,891  7.11             311,998          2.67               --          (28.92)
  (Commenced 4/28/2008)
MIST Met/Templeton Growth             2009  49,726  8.83             439,287          0.03               --           33.08
  Investment Division                 2008  12,077  6.64              80,174          0.75               --          (33.62)
  (Commenced 4/28/2008)
MIST MFS Research International       2009  96,947 15.26           1,479,355          2.96               --           31.93
  Investment Division                 2008  32,127 11.57             371,576            --               --          (41.00)
  (Commenced 4/28/2008)
MIST Oppenheimer Capital Appreciation 2009  19,646  9.02             177,145            --               --           44.02
  Investment Division                 2008   6,045  6.26              37,850            --               --          (43.37)
  (Commenced 4/28/2008)
MIST PIMCO Inflation Protected Bond   2009  93,469 14.47           1,352,538          3.43               --           18.37
  Investment Division                 2008  39,482 12.23             482,681            --               --           (9.73)
  (Commenced 4/28/2008)
MIST PIMCO Total Return               2009 145,865 17.80           2,595,792          6.19               --           18.39
  Investment Division                 2008  36,238 15.03             544,710            --               --           (1.28)
  (Commenced 4/28/2008)
MIST RCM Technology                   2009  76,535  6.34             485,576            --               --           59.17
  Investment Division                 2008  16,257  3.99              64,801            --               --          (37.82)
  (Commenced 4/28/2008)
MIST T. Rowe Price Mid Cap Growth     2009  87,399  9.65             843,226            --               --           45.85
  Investment Division                 2008  34,760  6.62             229,945            --               --          (37.28)
  (Commenced 4/28/2008)
MIST Van Kampen Mid Cap Growth        2009  13,858 14.13             195,873          0.02               --           57.83
  Investment Division                 2008   1,813  8.96              16,237            --               --          (43.85)
  (Commenced 4/28/2008)
MSF BlackRock Aggressive Growth       2009   9,693 56.68             549,406          0.22               --           49.44
  Investment Division                 2008   2,212 37.93              83,929            --               --          (44.59)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------- -------------------------------------------------
                                                                             INVESTMENT(1)
                                                                         NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                             UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                           ------- -------------- ---------- ------------- ---------------- ------------------
MSF BlackRock Bond Income             2009   6,875     76.59         526,558          6.10               --            9.47
  Investment Division                 2008   2,254     69.96         157,720            --               --           (4.17)
  (Commenced 4/28/2008)
MSF BlackRock Diversified             2009   6,132     55.09         337,826          4.33               --           17.30
  Investment Division                 2008   1,989     46.97          93,442            --               --          (20.65)
  (Commenced 4/28/2008)
MSF BlackRock Large Cap Value         2009 106,287     11.66       1,239,125          1.17               --           11.21
  Investment Division                 2008  25,822     10.48         270,681            --               --          (30.94)
  (Commenced 4/28/2008)
MSF BlackRock Legacy Large Cap Growth 2009   8,811     34.42         303,305          0.46               --           36.79
  Investment Division                 2008   3,157     25.16          79,452            --               --          (34.56)
  (Commenced 4/28/2008)
MSF BlackRock Strategic Value         2009  27,419     15.93         436,891          0.81               --           13.15
  Investment Division                 2008   5,109     14.08          71,935            --               --          (35.81)
  (Commenced 4/28/2008)
MSF Davis Venture Value               2009  72,544     38.43       2,787,866          1.30               --           31.99
  Investment Division                 2008  27,134     29.12         790,054            --               --          (37.59)
  (Commenced 4/28/2008)
MSF FI Mid Cap Opportunities          2009  14,168     14.67         207,865          1.21               --           33.80
  Investment Division                 2008   4,457     10.96          48,872            --               --          (51.44)
  (Commenced 4/28/2008)
MSF FI Value Leaders                  2009  23,759     30.11         715,457          0.60               --           21.85
  Investment Division                 2008   1,273     24.71          31,448            --               --          (34.25)
  (Commenced 4/28/2008)
MSF Loomis Sayles Small Cap Growth    2009  17,827      9.52         169,755            --               --           29.93
  Investment Division                 2008   5,586      7.33          40,939            --               --          (33.72)
  (Commenced 4/28/2008)
MSF Met/Artisan Mid Cap Value         2009  12,439     35.18         437,619          0.75               --           41.56
  Investment Division                 2008   2,381     24.85          59,162            --               --          (42.81)
  (Commenced 4/28/2008)
MSF Jennison Growth                   2009   7,371     12.74          93,882          0.15               --           39.99
  Investment Division                 2008   1,265      9.10          11,510            --               --          (32.96)
  (Commenced 4/28/2008)
MSF Artio International Stock         2009  27,466     17.48         480,038          0.81               --           22.17
  Investment Division                 2008  16,183     14.31         231,516            --               --          (40.37)
  (Commenced 4/28/2008)
MSF Barclays Capital Aggregate Bond   2009 128,957     18.02       2,323,711          4.44               --            5.17
  Index Investment Division           2008  31,510     17.13         539,879            --               --            4.32
  (Commenced 4/28/2008)
MSF Loomis Sayles Small Cap Core      2009  21,483     36.72         788,908          0.23               --           30.25
  Investment Division                 2008   7,684     28.19         216,626            --               --          (30.05)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------- -------------------------------------------------
                                                                           INVESTMENT(1)
                                                                       NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                           UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                         ------- -------------- ---------- ------------- ---------------- ------------------
MSF MetLife Mid Cap Stock Index     2009  62,766 16.39           1,028,876          1.46               --           36.99
  Investment Division               2008  21,312 11.97             255,015            --               --          (35.42)
  (Commenced 4/28/2008)
MSF MetLife Stock Index             2009 113,154 47.90           5,420,020          2.09               --           26.24
  Investment Division               2008  41,481 37.94           1,573,950            --               --          (34.22)
  (Commenced 4/28/2008)
MSF MFS Total Return                2009   6,435 60.20             387,383          3.32               --           18.60
  Investment Division               2008   1,692 50.76              85,862            --               --          (20.13)
  (Commenced 4/28/2008)
MSF MFS Value Investment Division   2009  19,734 13.04             257,273            --               --           20.82
  (Commenced 4/28/2008)             2008   2,350 10.79              25,358            --               --          (29.45)
MSF Morgan Stanley EAFE Index       2009 127,295 14.59           1,857,202          3.33               --           28.67
  Investment Division               2008  41,528 11.34             470,881            --               --          (40.15)
  (Commenced 4/28/2008)
MSF Neuberger Berman Mid Cap Value  2009  43,001 24.19           1,040,095          1.32               --           48.10
  Investment Division               2008  16,063 16.33             262,350            --               --          (46.55)
  (Commenced 4/28/2008)
MSF Oppenheimer Global Equity       2009  36,258 20.23             733,575          2.20               --           40.31
  Investment Division               2008  10,280 14.42             148,231            --               --          (37.34)
  (Commenced 4/28/2008)
MSF Russell 2000 Index              2009  47,921 17.49             837,907          1.62               --           26.01
  Investment Division               2008  13,702 13.88             190,119            --               --          (30.11)
  (Commenced 4/28/2008)
MSF T. Rowe Price Large Cap Growth  2009  19,612 14.68             287,868          0.57               --           43.44
  Investment Division               2008  10,095 10.23             103,304            --               --          (38.27)
  (Commenced 4/28/2008)
MSF T. Rowe Price Small Cap Growth  2009  22,425 16.77             376,082          0.33               --           38.97
  Investment Division               2008   9,964 12.07             120,247            --               --          (33.41)
  (Commenced 4/28/2008)
MSF Western Asset Management        2009  12,227 29.46             360,233          5.17               --           32.22
  Strategic Bond Opportunities      2008   4,615 22.28             102,843            --               --          (14.42)
  Investment Division
  (Commenced 4/28/2008)
MSF Western Asset Management        2009  36,115 21.41             773,335          4.91               --            4.33
  U.S. Government                   2008  17,052 20.52             349,981            --               --           (0.67)
  Investment Division
  (Commenced 4/28/2008)
MSF MetLife Conservative Allocation 2009  38,640 12.25             473,216          2.44               --           20.73
  Investment Division               2008  20,969 10.14             212,720            --               --          (13.89)
  (Commenced 4/28/2008)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                            AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          ----------------------------------- -------------------------------------------------
                                                                              INVESTMENT(1)
                                                                          NET        INCOME EXPENSE RATIO(2) TOTAL RETURN(3)
                                              UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)              (%)             (%)
                                          --------- -------------- ---------- ------------- ---------------- ------------------
MSF MetLife Conservative to Moderate 2009   349,751  11.96          4,182,691          0.66               --           24.00
  Allocation Investment Division     2008    19,138   9.64            184,569            --               --          (20.23)
  (Commenced 4/28/2008)
MSF MetLife Moderate Allocation      2009   451,900  11.57          5,227,980          2.26               --           26.84
  Investment Division                2008   125,785   9.12          1,147,235            --               --          (26.51)
  (Commenced 4/28/2008)
MSF MetLife Moderate to Aggressive   2009 1,209,616  11.14         13,473,069          2.20               --           29.43
  Allocation Investment Division     2008   378,895   8.61          3,260,631            --               --          (32.36)
  (Commenced 4/28/2008)
MSF MetLife Aggressive Allocation    2009   252,351  10.67          2,691,388          1.94               --           31.92
  Investment Division                2008    90,854   8.08            734,523            --               --          (37.15)
  (Commenced 4/28/2008)
American Funds Bond                  2009    47,461  18.79            891,960          4.16               --           12.61
  Investment Division                2008    10,635  16.69            177,494         12.86               --           (9.59)
  (Commenced 4/28/2008)
American Funds Global Small          2009    89,595  30.34          2,717,929          0.38               --           61.30
  Capitalization Investment Division 2008    34,851  18.81            655,469            --               --          (48.89)
  (Commenced 4/28/2008)
American Funds Growth                2009    28,940 192.80          5,579,522          0.85               --           39.41
  Investment Division                2008     9,023 138.29          1,247,737          2.02               --          (41.63)
  (Commenced 4/28/2008)
American Funds Growth-Income         2009    24,200 136.83          3,311,201          2.15               --           31.24
  Investment Division                2008     6,645 104.26            692,775          3.59               --          (35.35)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against the policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of the units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614

                                     RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #717) dated May 1, 2010. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.




                                    --------------------------------
--------------------------------

             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2010



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated May 1, 2010 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.



                                      SAI-1

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
GENERAL INFORMATION AND HISTORY.......................................    SAI-3
  The Company.........................................................    SAI-3
  The Separate Account................................................    SAI-3
DISTRIBUTION OF THE POLICIES..........................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES............    SAI-4
  Payment of Proceeds.................................................    SAI-4
  Payment Options.....................................................    SAI-4
ADDITIONAL INFORMATION ABOUT CHARGES..................................    SAI-5
  Group or Sponsored Arrangements.....................................    SAI-5
POTENTIAL CONFLICTS OF INTEREST.......................................    SAI-5
LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY.......    SAI-5
MISSTATEMENT OF AGE OR SEX............................................    SAI-5
REPORTS...............................................................    SAI-6
PERSONALIZED ILLUSTRATIONS............................................    SAI-6
PERFORMANCE DATA......................................................    SAI-6
REGISTRATION STATEMENT................................................    SAI-6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................    SAI-7
EXPERTS...............................................................    SAI-7
FINANCIAL STATEMENTS..................................................      F-1





                                      SAI-2

                         GENERAL INFORMATION AND HISTORY

THE COMPANY

     MetLife Investors USA Insurance Company is a stock life insurance company founded on September 13, 1960 and organized under the laws of the State of Delaware. Our principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on November 15, 2005 under Delaware law. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Delaware Insurance Commissioner regulates MetLife Investors USA and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies.

     The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.


     Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:



                                                                               AGGREGATE AMOUNT OF
                                                    AGGREGATE AMOUNT OF      COMMISSIONS RETAINED BY
FISCAL                                              COMMISSIONS PAID TO    DISTRIBUTOR AFTER PAYMENTS
YEAR                                                    DISTRIBUTOR             TO SELLING FIRMS
------                                              -------------------    --------------------------
2009............................................        $26,019,066                    $0
2008............................................        $19,512,206                    $0



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms for sales of all annuity and life insurance products during 2009 ranged from $3,800 to $405,309. For purposes of calculating such amounts, the amount of compensation received by a selling firm includes additional compensation received by the firm for the sale of policies issued by our affiliate Metropolitan Life Insurance Company.



                                      SAI-3

     The following list sets forth the names of selling firms and producer groups that received additional compensation in 2009 in connection with the sale of the policies and other life insurance policies issued by us or one of our affiliated life insurance companies.




Capitas Financial LLC            Edward Jones                     Merrill Lynch
CPS Insurance Services           Highland Capital Brokerage       NFP Securities
Crump Group Inc.                 LPL Financial                    Citigroup Global Markets, Inc.
Morgan Stanley & Co., Inc.       Mercury Financial Group          US Bancorp Investments, Inc.
                                 (LifeMark Partners)





           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

     (ii) SINGLE LIFE INCOME -- 10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

     (iii) JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.


                                      SAI-4

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                         POTENTIAL CONFLICTS OF INTEREST

     The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

         LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                     REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Portfolios.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show

                                      SAI-5
how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements of MetLife Investors USA Insurance Company (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009 and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1,
2008). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



                                      SAI-6

     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                                     EXPERTS


     Paul L. LeClair, FSA, Vice President of MetLife Investors USA Insurance Company has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.



                                      SAI-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

We have audited the accompanying balance sheets of MetLife Investors USA Insurance Company (the "Company") as of December 31, 2009 and 2008, and the related statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009 and changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
March 23, 2010

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                 BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                    2009      2008
                                                                  -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $7,842 and $4,697,
     respectively)..............................................  $ 7,805   $ 4,325
  Equity securities available-for-sale, at estimated fair value
     (cost: $4 and $11, respectively)...........................        3         7
  Mortgage loans (net of valuation allowances of $3 and $4,
     respectively)..............................................      605       376
  Policy loans..................................................       50        41
  Real estate joint ventures....................................       29        29
  Other limited partnership interests...........................      282       271
  Short-term investments........................................      835     1,581
  Other invested assets.........................................       37       129
                                                                  -------   -------
     Total investments..........................................    9,646     6,759
Cash and cash equivalents.......................................      412       525
Accrued investment income.......................................       84        54
Premiums and other receivables..................................    6,972     6,604
Deferred policy acquisition costs...............................    2,554     2,082
Current income tax recoverable..................................       --       133
Other assets....................................................      680       616
Separate account assets.........................................   29,958    18,517
                                                                  -------   -------
     Total assets...............................................  $50,306   $35,290
                                                                  =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits..........................................  $ 1,444   $   890
Policyholder account balances...................................   10,377     8,706
Other policyholder funds........................................    1,817     1,666
Payables for collateral under securities loaned and other
  transactions..................................................    1,607       888
Current income tax payable......................................       17        --
Deferred income tax liability...................................      400       464
Other liabilities...............................................    1,428     1,518
Separate account liabilities....................................   29,958    18,517
                                                                  -------   -------
     Total liabilities..........................................   47,048    32,649
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY
Preferred stock, par value $1.00 per share; 200,000 shares
  authorized, issued and outstanding............................       --        --
Common stock, par value $200.00 per share; 15,000 shares
  authorized; 11,000 shares issued and outstanding..............        2         2
Additional paid-in capital......................................    2,520     1,945
Retained earnings...............................................      771       968
Accumulated other comprehensive loss............................      (35)     (274)
                                                                  -------   -------
     Total stockholder's equity.................................    3,258     2,641
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $50,306   $35,290
                                                                  =======   =======




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                             2009     2008     2007
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $  393   $  144   $  154
Universal life and investment-type product policy fees....     745      634      568
Net investment income.....................................     349      253      244
Other revenues............................................     237      127      140
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities...........................................     (18)     (16)      --
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss...       5       --       --
  Other net investment gains (losses), net................    (614)     799      239
                                                            ------   ------   ------
     Total net investment gains (losses)..................    (627)     783      239
                                                            ------   ------   ------
       Total revenues.....................................   1,097    1,941    1,345
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................     457      384      192
Interest credited to policyholder account balances........     409      249      247
Other expenses............................................     613      812      537
                                                            ------   ------   ------
       Total expenses.....................................   1,479    1,445      976
                                                            ------   ------   ------
Income (loss) before provision for income tax.............    (382)     496      369
Provision for income tax expense (benefit)................    (185)     149      104
                                                            ------   ------   ------
Net income (loss).........................................  $ (197)  $  347   $  265
                                                            ======   ======   ======




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                      COMPREHENSIVE LOSS
                                                                                 ---------------------------
                                                                                       NET
                                                           ADDITIONAL              UNREALIZED    OTHER-THAN-
                                        PREFERRED  COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY    TOTAL
                                          STOCK     STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  EQUITY
                                        ---------  ------  ----------  --------  --------------  -----------  ------
Balance at January 1, 2007...........     $  --      $2      $  710      $ 356        $  (1)        $  --     $1,067
Capital contribution from MetLife
  Insurance Company of Connecticut...                           250                                              250
Comprehensive income (loss):
  Net income.........................                                      265                                   265
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax....................                                                    (1)                      (1)
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                                    (6)                      (6)
                                                                                                              ------
     Other comprehensive loss........                                                                             (7)
                                                                                                              ------
  Comprehensive income...............                                                                            258
                                          -----      --      ------      -----        -----         -----     ------
Balance at December 31, 2007.........        --       2         960        621           (8)           --      1,575
Capital contribution from MetLife
  Insurance Company of Connecticut...                           985                                              985
Comprehensive income (loss):
  Net income.........................                                      347                                   347
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax....................                                                     1                        1
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                                  (267)                    (267)
                                                                                                              ------
     Other comprehensive loss........                                                                           (266)
                                                                                                              ------
  Comprehensive income...............                                                                             81
                                          -----      --      ------      -----        -----         -----     ------
Balance at December 31, 2008.........        --       2       1,945        968         (274)           --      2,641
Capital contribution from MetLife
  Insurance Company of Connecticut...                           575                                              575
Comprehensive income (loss):
  Net loss...........................                                     (197)                                 (197)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax....................                                                     1                        1
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                                   240            (2)       238
                                                                                                              ------
     Other comprehensive income......                                                                            239
                                                                                                              ------
  Comprehensive income...............                                                                             42
                                          -----      --      ------      -----        -----         -----     ------
Balance at December 31, 2009.........       $--      $2      $2,520      $ 771        $ (33)          $(2)    $3,258
                                          =====      ==      ======      =====        =====         =====     ======




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                                 2009      2008      2007
                                                               -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................  $  (197)  $   347   $   265
Adjustments to reconcile net income (loss) to net cash (used
  in) provided by operating activities:
  Depreciation and amortization expenses.....................       15        13         9
  Amortization of premiums and accretion of discounts
     associated with investments, net........................      (25)      (10)       (1)
  (Gains) losses from sales of investments, net..............      627      (783)     (239)
  Gain from recapture of ceded reinsurance...................       --        --       (22)
  Undistributed equity earnings of real estate joint ventures
     and other limited partnership interests.................        3        23         4
  Interest credited to policyholder account balances.........      409       249       247
  Universal life and investment-type product policy fees.....     (745)     (634)     (568)
  Change in accrued investment income........................      (30)       --         1
  Change in premiums and other receivables...................   (1,694)   (2,050)     (331)
  Change in deferred policy acquisition costs, net...........     (531)     (208)     (268)
  Change in insurance-related liabilities....................      753       805       243
  Change in income tax recoverable (payable).................      (42)      161       191
  Change in other assets.....................................      275       250       288
  Change in other liabilities................................     (109)    1,140       248
  Other, net.................................................       --         1        --
                                                               -------   -------   -------
Net cash (used in) provided by operating activities..........   (1,291)     (696)       67
                                                               -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities..................................    2,948     1,899     1,463
  Equity securities..........................................        7         3         7
  Mortgage loans.............................................       31        72       105
  Real estate joint ventures.................................       --         1        --
  Other limited partnership interests........................       46        20         7
Purchases of:
  Fixed maturity securities..................................   (6,059)   (2,313)   (1,756)
  Equity securities..........................................       (2)       --        --
  Mortgage loans.............................................     (259)      (49)      (33)
  Real estate joint ventures.................................       (5)      (16)      (13)
  Other limited partnership interests........................      (75)     (118)     (178)
Net change in short-term investments.........................      837    (1,198)     (128)
Net change in other invested assets..........................      (84)      (72)      (21)
Other, net...................................................       (9)       (2)       --
                                                               -------   -------   -------
Net cash used in investing activities........................   (2,624)   (1,773)     (547)
                                                               -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits...................................................    4,851     3,683     7,737
  Withdrawals................................................   (2,343)   (1,290)   (7,481)
Net change in payables for collateral under securities loaned
  and other transactions.....................................      719       (40)       27
Long-term debt repaid -- affiliated..........................       --      (435)       --
Capital contribution from MetLife Insurance Company of
  Connecticut................................................      575       985       250
                                                               -------   -------   -------
Net cash provided by financing activities....................    3,802     2,903       533
                                                               -------   -------   -------
Change in cash and cash equivalents..........................     (113)      434        53
Cash and cash equivalents, beginning of year.................      525        91        38
                                                               -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................  $   412   $   525   $    91
                                                               =======   =======   =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
  Interest...................................................  $    --   $    20   $    31
                                                               =======   =======   =======
  Income tax.................................................  $  (142)  $   (12)  $   (87)
                                                               =======   =======   =======




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                        NOTES TO THE FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     MetLife Investors USA Insurance Company (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life and universal and variable life insurance policies and variable and fixed annuity contracts.

  BASIS OF PRESENTATION

     Certain amounts in the prior years financial statements have been reclassified to conform with the 2009 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's balance sheets. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach; (ii) the income approach; and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

  Investments

     The Company's principal investments are fixed maturity securities, mortgage loans and short-term investments. The accounting policies related to each of the Company's investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 2.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and
     (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     ("noncredit loss") is recorded as other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

          (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

          (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

          (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate; (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent; or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than a 20% interest. For certain of those joint ventures the Company records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, which are described in the derivatives accounting policy which follows.

     The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

     When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures and limited partnerships, the Company takes into consideration the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability- weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Computer Software

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $66 million and $49 million at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $25 million and $15 million at December 31, 2009 and 2008, respectively. Related amortization expense was $10 million, $9 million and $6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend paying traditional contracts (primarily term insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Value of Distribution Agreements

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. The VODA associated with past acquisitions contributed to the Company by MetLife is amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for future policy benefit liabilities on non-participating traditional life insurance range from 5% to 7%.

     Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of these embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of these embedded derivatives is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 2% to 12%, less expenses, mortality charges and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

  Income Taxes

     The Company joins with MICC in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its life insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Foreign Currency

     In prior periods, the Company participated in reinsurance transactions with a foreign company. Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur. Translation adjustments and gains and losses from foreign currency transactions were less than $1 million for the years ended December 31, 2008 and 2007.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows in particular annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts are comprised of actively traded mutual funds. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

     The Company had no net cumulative effect adjustment of adopting the OTTI guidance to retained earnings to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $5 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


       also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's financial statements. As the Company did not have a minority interest, the adoption of this guidance, which required retrospective application of presentation requirements of noncontrolling interest, did not have an impact on the Company's financial statements.

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $63 million ($41 million, net of income tax) and was recognized as a change in estimate in the accompanying statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's net income in future periods. The Company provided all of the material disclosures in Note 4.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its financial statements. This adoption did not have any other material impact on the Company's financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's financial statements:

     - In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its financial statements.

     The following new pronouncements had no material impact on the Company's financial statements:

     - Effective January 1, 2008, the Company prospectively adopted new guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

     - Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


       no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     - Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its financial statements.

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. The Company does not expect the adoption of the new guidance to have a material impact on the Company's financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds).

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2009
                                      ----------------------------------------------------------
                                                       GROSS UNREALIZED
                                       COST OR    --------------------------   ESTIMATED
                                      AMORTIZED          TEMPORARY     OTTI       FAIR      % OF
                                         COST     GAIN      LOSS       LOSS      VALUE     TOTAL
                                      ---------   ----   ---------   -------   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........    $2,893    $112      $ 60     $    --     $2,945     37.8%
RMBS................................     1,379      34        44           3      1,366     17.5
Foreign corporate securities........       943      42        18          --        967     12.4
U.S. Treasury and agency
  securities........................       919       5        65          --        859     11.0
CMBS................................       738       5        31          --        712      9.1
ABS.................................       525      11        26           1        509      6.5
State and political subdivision
  securities........................       358       5        12          --        351      4.5
Foreign government securities.......        87       9        --          --         96      1.2
                                        ------    ----      ----     -------     ------    -----
  Total fixed maturity securities
     (1), (2).......................    $7,842    $223      $256         $ 4     $7,805    100.0%
                                        ======    ====      ====     =======     ======    =====
EQUITY SECURITIES:
Common stock........................    $    2    $ --      $ --         $--     $    2     66.7%
Non-redeemable preferred stock (1)..         2      --         1          --          1     33.3
                                        ------    ----      ----     -------     ------    -----
  Total equity securities (3).......    $    4    $ --      $  1         $--     $    3    100.0%
                                        ======    ====      ====     =======     ======    =====




                                                             DECEMBER 31, 2008
                                              -----------------------------------------------
                                                                GROSS
                                               COST OR        UNREALIZED    ESTIMATED
                                              AMORTIZED     -------------      FAIR      % OF
                                                 COST       GAIN     LOSS     VALUE     TOTAL
                                              ---------     ----     ----   ---------   -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................    $1,708      $ 25     $202     $1,531     35.4%
RMBS........................................       979        19       92        906     20.9
Foreign corporate securities................       468         6       54        420      9.7
U.S. Treasury and agency securities.........       458       131       --        589     13.6
CMBS........................................       521        --      116        405      9.4
ABS.........................................       404        --       85        319      7.4
State and political subdivision securities..        91        --       18         73      1.7
Foreign government securities...............        68        16        2         82      1.9
                                                ------      ----     ----     ------    -----
  Total fixed maturity securities (1), (2)..    $4,697      $197     $569     $4,325    100.0%
                                                ======      ====     ====     ======    =====
EQUITY SECURITIES:
Common stock................................    $   --      $ --     $ --     $   --       --%
Non-redeemable preferred stock (1)..........        11        --        4          7    100.0
                                                ------      ----     ----     ------    -----
  Total equity securities (3)...............    $   11      $ --     $  4     $    7    100.0%
                                                ======      ====     ====     ======    =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2009        2008
                                                                            ---------   ---------
                              CLASSIFICATION                                ESTIMATED   ESTIMATED
-------------------------------------------------------------------------      FAIR        FAIR
BALANCE SHEETS                SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
------------------------  --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                $     1     $     7
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                    $--         $--
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                    $32         $25
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                    $--         $--


--------

   (2) The Company held $43 million and $35 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly referred to as "capital securities," are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

   (3) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities represented less than $1 million at estimated fair value at both December 31, 2009 and 2008.

     The Company held foreign currency derivatives with notional amounts of $55 million and $40 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2009 and 2008, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Below investment grade or non-rated fixed maturity securities (1):
  Estimated fair value............................................  $413   $167
  Net unrealized loss.............................................  $ 32   $ 45
Non-income producing fixed maturity securities (1):
  Estimated fair value............................................  $  4   $ --
  Net unrealized loss.............................................  $  1   $ --
Fixed maturity securities credit enhanced by financial guarantor insurers -- by sector -- at estimated fair value:
  U.S. corporate securities.......................................  $ 35   $ 42
  State and political subdivision securities......................    33     32
  ABS.............................................................     4     13
                                                                    ----   ----
     Total fixed maturity securities credit enhanced by financial
       guarantor insurers.........................................  $ 72   $ 87
                                                                    ====   ====
Ratings of the financial guarantor insurers providing the credit enhancement:
  Portion rated Aa/AA.............................................    18%    10%
                                                                    ====   ====
  Portion rated Baa/BBB...........................................    43%    76%
                                                                    ====   ====



--------

   (1) Based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), with the exception of non-agency RMBS held by the Company. Non-agency RMBS held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $859 million and $589 million at December 31, 2009 and 2008, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
Corporate fixed maturity securities -- by industry
  type:
  Foreign (1)......................................    $  967     24.7%    $  420     21.5%
  Consumer.........................................       787     20.1        304     15.6
  Industrial.......................................       761     19.5        268     13.7
  Utility..........................................       696     17.8        388     19.9
  Finance..........................................       345      8.8        301     15.4
  Communications...................................       290      7.4        154      7.9
  Other............................................        66      1.7        116      6.0
                                                       ------    -----     ------    -----
     Total.........................................    $3,912    100.0%    $1,951    100.0%
                                                       ======    =====     ======    =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2009                      2008
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........     $ 55         0.6%         $ 36         0.5%
  Holdings in ten issuers with the largest
     exposures...............................     $415         4.3%         $301         4.5%

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By security type:
  Collateralized mortgage obligations..............    $  657     48.1%     $709      78.3%
  Pass-through securities..........................       709     51.9       197      21.7
                                                       ------    -----      ----     -----
     Total RMBS....................................    $1,366    100.0%     $906     100.0%
                                                       ======    =====      ====     =====
By risk profile:
  Agency...........................................    $1,172     85.8%     $657      72.5%
  Prime............................................       113      8.3       160      17.7
  Alternative residential mortgage loans...........        81      5.9        89       9.8
                                                       ------    -----      ----     -----
     Total RMBS....................................    $1,366    100.0%     $906     100.0%
                                                       ======    =====      ====     =====
Portion rated Aaa/AAA (1)..........................    $1,191     87.2%     $828      91.4%
                                                       ======    =====      ====     =====
Portion rated NAIC 1 (2)...........................    $1,277     93.5%     $867      95.7%
                                                       ======    =====      ====     =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company. Non-agency RMBS held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. During 2009, there were significant ratings downgrades from investment grade to below investment grade for non-agency RMBS, both Alt-A and prime RMBS, contributing to the decrease in the percentage of RMBS with a Aaa/AAA rating to 87.2% at December 31, 2009 as compared to 91.4% at December 31, 2008, and a decrease in RMBS with a rating of NAIC 1 to 93.5% at December 31, 2009 as compared to 95.7% at December 31, 2008. These downgrades also contributed to the substantial decrease presented below in the Company's Alt-A securities holdings rated Aa/AA or better or rated NAIC 1 as compared to December 31, 2008.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                  -----------------------------------------
                                                          2009                  2008
                                                  -------------------   -------------------
                                                  ESTIMATED             ESTIMATED
                                                     FAIR       % OF       FAIR       % OF
                                                    VALUE      TOTAL      VALUE      TOTAL
                                                  ---------   -------   ---------   -------
                                                                (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior....................................     $ 4         4.9%      $17        19.1%
2005............................................      36        44.5        29        32.6
2006............................................      15        18.5        31        34.8
2007............................................      26        32.1        12        13.5
2008............................................      --          --        --          --
2009............................................      --          --        --          --
                                                     ---       -----       ---       -----
Total...........................................     $81       100.0%      $89       100.0%
                                                     ===       =====       ===       =====




                                                                 DECEMBER 31,
                                                  -----------------------------------------
                                                          2009                  2008
                                                  -------------------   -------------------
                                                                % OF                  % OF
                                                    AMOUNT     TOTAL      AMOUNT     TOTAL
                                                  ---------   -------   ---------   -------
                                                                (IN MILLIONS)
Net unrealized loss.............................     $18                   $38
Rated Aa/AA or better (1).......................                 4.5%                 81.4%
Rated NAIC 1 (2)................................                 9.3%                 86.8%

Fixed rate......................................               100.0%                100.0%
Hybrid ARM......................................                  --                    --
                                                               -----                 -----
Total Alt-A RMBS................................               100.0%                100.0%
                                                               =====                 =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company. Non-agency RMBS held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $712 million and $405 million at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and holdings of commercial real estate collateralized debt obligations securities had an estimated fair value of less than $1 million at both December 31, 2009 and 2008.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's holdings of CMBS by vintage year at:

                                                                 DECEMBER 31,
                                                  -----------------------------------------
                                                          2009                  2008
                                                  -------------------   -------------------
                                                  ESTIMATED             ESTIMATED
                                                     FAIR       % OF       FAIR       % OF
                                                    VALUE      TOTAL      VALUE      TOTAL
                                                  ---------   -------   ---------   -------
                                                                (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior....................................     $370       52.0%      $119       29.4%
2004............................................       95       13.4         86       21.2
2005............................................      200       28.0        163       40.3
2006............................................       47        6.6         37        9.1
2007............................................       --         --         --         --
2008............................................       --         --         --         --
2009............................................       --         --         --         --
                                                     ----      -----       ----      -----
Total...........................................     $712      100.0%      $405      100.0%
                                                     ====      =====       ====      =====




                                                                 DECEMBER 31,
                                                  -----------------------------------------
                                                          2009                  2008
                                                  -------------------   -------------------
                                                                % OF                  % OF
                                                    AMOUNT     TOTAL      AMOUNT     TOTAL
                                                  ---------   -------   ---------   -------
                                                                (IN MILLIONS)
Net unrealized loss.............................     $26                   $116
Rated Aaa/AAA...................................                 91%                   97%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $509 million and $319 million at estimated fair value at December 31, 2009 and 2008, respectively. The Company's ABS are diversified both by sector and by issuer.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the types of and certain other information about ABS held by the Company at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
By collateral type:
  Credit card loans................................     $251      49.3%     $164      51.4%
  Automobile loans.................................       60      11.8        40      12.5
  Student loans....................................       52      10.2        36      11.3
  RMBS backed by sub-prime mortgage loans..........       21       4.1        23       7.2
  Other loans......................................      125      24.6        56      17.6
                                                        ----     -----      ----     -----
     Total.........................................     $509     100.0%     $319     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA (1)..........................     $458      90.0%     $281      88.1%
                                                        ====     =====      ====     =====
Portion rated NAIC 1 (2)...........................     $499      98.0%     $310      97.2%
                                                        ====     =====      ====     =====
  RMBS backed by sub-prime mortgage
     loans -- portion credit enhanced by financial
     guarantor insurers............................                9.8%                6.2%
  Of the 9.8% and 6.2% credit enhanced, the
     financial guarantor insurers were rated as
     follows:
     By financial guarantor insurers rated
       Baa/BBB.....................................                 --%              100.0%


--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company. Non-agency RMBS held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2009 and 2008.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2009                    2008
                                                 ---------------------   ---------------------
                                                             ESTIMATED               ESTIMATED
                                                 AMORTIZED      FAIR     AMORTIZED      FAIR
                                                    COST       VALUE        COST       VALUE
                                                 ---------   ---------   ---------   ---------
                                                                 (IN MILLIONS)
Due in one year or less........................    $  149      $  151      $  201      $  195
Due after one year through five years..........       740         775         462         431
Due after five years through ten years.........     1,965       2,006         724         664
Due after ten years............................     2,346       2,286       1,406       1,405
                                                   ------      ------      ------      ------
  Subtotal.....................................     5,200       5,218       2,793       2,695
RMBS, CMBS and ABS.............................     2,642       2,587       1,904       1,630
                                                   ------      ------      ------      ------
  Total fixed maturity securities..............    $7,842      $7,805      $4,697      $4,325
                                                   ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE- FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities was performed in the same manner as described below for equity securities.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Decisions to sell equity securities are based on current conditions in relation to the same broad portfolio management considerations in a manner consistent with that described above for fixed maturity securities.

     With respect to perpetual hybrid securities, some of which are classified as fixed maturity securities and some of which are classified as equity securities, within non-redeemable preferred stock, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2009      2008   2007
                                                                ----     -----   ----
                                                                    (IN MILLIONS)
Fixed maturity securities that were temporarily impaired...     $(33)    $(372)  $  6
Fixed maturity securities with noncredit OTTI losses in
  other comprehensive loss.................................       (4)       --     --
                                                                ----     -----   ----
  Total fixed maturity securities..........................      (37)     (372)     6
                                                                ----     -----   ----
Equity securities..........................................       (1)       (4)    (1)
Derivatives................................................       --         1     (3)
Short-term investments.....................................       (9)     (100)    --
                                                                ----     -----   ----
  Subtotal.................................................      (47)     (475)     2
                                                                ----     -----   ----
Amounts allocated from:
DAC........................................................       (6)       53    (15)
Deferred income tax benefit (expense) on which noncredit
  OTTI losses have been recognized.........................        2        --     --
Deferred income tax benefit (expense)......................       16       148      5
                                                                ----     -----   ----
  Subtotal.................................................       12       201    (10)
                                                                ----     -----   ----
Net unrealized investment gains (losses)...................     $(35)    $(274)  $ (8)
                                                                ====     =====   ====



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss, as presented above, of $4 million, includes $5 million of noncredit losses recognized in the year ended December 31, 2009 and $1 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit loss was previously recognized in accumulated other comprehensive loss.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2009    2008   2007
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Balance, beginning of period................................  $(274)  $  (8)  $ (1)
Fixed maturity securities on which noncredit OTTI losses
  have been recognized......................................     (4)     --     --
Unrealized investment gains (losses) during the year........    432    (477)   (17)
Unrealized investment gains (losses) relating to:
  DAC.......................................................    (59)     68      6
  Deferred income tax benefit (expense) on which noncredit
     OTTI losses have been recognized.......................      2      --     --
  Deferred income tax benefit (expense).....................   (132)    143      4
                                                              -----   -----   ----
Balance, end of period......................................  $ (35)  $(274)  $ (8)
                                                              =====   =====   ====
Change in net unrealized investment gains (losses)..........  $ 239   $(266)  $ (7)
                                                              =====   =====   ====



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                  DECEMBER 31, 2009
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $  563        $11         $375        $ 49        $  938       $ 60
RMBS...............................        389          7          189          40           578         47
Foreign corporate securities.......        185          7           68          11           253         18
U.S. Treasury and agency
  securities.......................        717         65           --          --           717         65
CMBS...............................        156          1          231          30           387         31
ABS................................         31          1          117          26           148         27
State and political subdivision
  securities.......................        181          6           18           6           199         12
Foreign government securities......          4         --           --          --             4         --
                                        ------        ---         ----        ----        ------       ----
  Total fixed maturity securities..     $2,226        $98         $998        $162        $3,224       $260
                                        ======        ===         ====        ====        ======       ====
EQUITY SECURITIES:
Non-redeemable preferred stock.....     $    1        $ 1         $ --        $ --        $    1       $  1
                                        ------        ---         ----        ----        ------       ----
  Total equity securities..........     $    1        $ 1         $ --        $ --        $    1       $  1
                                        ======        ===         ====        ====        ======       ====
Total number of securities in an
  unrealized loss position.........        212                     246
                                        ======                    ====




                                                                  DECEMBER 31, 2008
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $  637       $ 70         $544        $132        $1,181       $202
RMBS...............................        235         68           60          24           295         92
Foreign corporate securities.......        211         31           62          23           273         54
U.S. Treasury and agency
  securities.......................         --         --           --          --            --         --
CMBS...............................        307         56           98          60           405        116
ABS................................        250         45           64          40           314         85
State and political subdivision
  securities.......................         55         16            2           2            57         18
Foreign government securities......         32          2           --          --            32          2
                                        ------       ----         ----        ----        ------       ----
  Total fixed maturity securities..     $1,727       $288         $830        $281        $2,557       $569
                                        ======       ====         ====        ====        ======       ====
EQUITY SECURITIES..................     $    4       $  3         $  2        $  1        $    6       $  4
                                        ======       ====         ====        ====        ======       ====
Total number of securities in an
  unrealized loss position.........        393                     263
                                        ======                    ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2009
                                    ---------------------------------------------------------------------
                                      COST OR AMORTIZED         GROSS UNREALIZED
                                             COST                     LOSS           NUMBER OF SECURITIES
                                    ---------------------     --------------------   --------------------
                                    LESS THAN      20% OR     LESS THAN     20% OR   LESS THAN     20% OR
                                       20%          MORE         20%         MORE       20%         MORE
                                    ---------      ------     ---------     ------   ---------     ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..............    $1,830        $ 94         $ 51        $ 20       196          10
Six months or greater but less
  than nine months................       327          18           25           4         9           2
Nine months or greater but less
  than twelve months..............       101          30            8           9         6           9
Twelve months or greater..........       822         262           57          86       177          51
                                      ------        ----         ----        ----
  Total...........................    $3,080        $404         $141        $119
                                      ======        ====         ====        ====
Percentage of cost or amortized
  cost............................                                  5%         29%
                                                                 ====        ====
EQUITY SECURITIES:
Less than six months..............    $   --        $ --         $ --        $ --        --          --
Six months or greater but less
  than nine months................        --          --           --          --        --          --
Nine months or greater but less
  than twelve months..............        --           2           --           1        --           1
Twelve months or greater..........        --          --           --          --        --          --
                                      ------        ----         ----        ----
  Total...........................    $   --        $  2         $ --        $  1
                                      ======        ====         ====        ====
Percentage of cost................                                 --%         50%
                                                                 ====        ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                              DECEMBER 31, 2008
                                    ---------------------------------------------------------------------
                                      COST OR AMORTIZED         GROSS UNREALIZED
                                             COST                     LOSS           NUMBER OF SECURITIES
                                    ---------------------     --------------------   --------------------
                                    LESS THAN      20% OR     LESS THAN     20% OR   LESS THAN     20% OR
                                       20%          MORE         20%         MORE       20%         MORE
                                    ---------      ------     ---------     ------   ---------     ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..............    $  782        $821         $ 63        $284       172            4
Six months or greater but less
  than nine months................       338          35           29          23        81           12
Nine months or greater but less
  than twelve months..............       469          79           64          42        56           16
Twelve months or greater..........       597           5           60           4       130           --
                                      ------        ----         ----        ----
  Total...........................    $2,186        $940         $216        $353
                                      ======        ====         ====        ====
Percentage of cost or amortized
  cost............................                                 10%         38%
                                                                 ====        ====
EQUITY SECURITIES:
Less than six months..............    $   --        $ 10         $ --        $  4        --          193
Six months or greater but less
  than nine months................        --          --           --          --        --           --
Nine months or greater but less
  than twelve months..............        --          --           --          --        --           --
Twelve months or greater..........        --          --           --          --        --           --
                                      ------        ----         ----        ----
  Total...........................    $   --        $ 10         $ --        $  4
                                      ======        ====         ====        ====
Percentage of cost................                                 --%         40%
                                                                 ====        ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $261 million and $573 million at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
SECTOR:
  U.S. Treasury and agency securities..............................    25%    --%
  U.S. corporate securities........................................    23     35
  RMBS.............................................................    18     16
  CMBS.............................................................    12     20
  ABS..............................................................    10     15
  Foreign corporate securities.....................................     7      9
  State and political subdivision securities.......................     4      3
  Other............................................................     1      2
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    30%    36%
  U.S. Treasury and agency securities..............................    25     --
  Finance..........................................................    16     19
  Asset-backed.....................................................    10     15
  State and political subdivision securities.......................     4      3
  Consumer.........................................................     3      7
  Utility..........................................................     2     10
  Industrial.......................................................     1      4
  Communications...................................................     1      2
  Other............................................................     8      4
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                     DECEMBER 31,
                                                  -------------------------------------------------
                                                            2009                      2008
                                                  -----------------------   -----------------------
                                                     FIXED                     FIXED
                                                   MATURITY      EQUITY      MATURITY      EQUITY
                                                  SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                                  ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities............................        2           --            1           --
Total gross unrealized loss.....................      $27         $ --          $12         $ --
Percentage of total gross unrealized loss.......       10%          --%           2%          --%


     The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, increased $15 million during the year ended December 31, 2009. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the increase in gross unrealized losses for the year ended December 31, 2009 being primarily attributable to a rise in interest rates after the purchase of certain U.S. Treasury securities, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling, and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2009:

                                                                      NON-REDEEMABLE PREFERRED STOCK
                                       --------------------------------------------------------------------------------------------
                                             ALL TYPES OF                                 INVESTMENT GRADE
                          ALL EQUITY        NON-REDEEMABLE       ------------------------------------------------------------------
                          SECURITIES       PREFERRED STOCK              ALL INDUSTRIES              FINANCIAL SERVICES INDUSTRY
                          ----------   -----------------------   ----------------------------   -----------------------------------
                             GROSS        GROSS      % OF ALL       GROSS         % OF ALL         GROSS                     % A
                          UNREALIZED   UNREALIZED     EQUITY     UNREALIZED    NON-REDEEMABLE   UNREALIZED    % OF ALL      RATED
                             LOSS         LOSS      SECURITIES      LOSS      PREFERRED STOCK      LOSS      INDUSTRIES   OR BETTER
                          ----------   ----------   ----------   ----------   ---------------   ----------   ----------   ---------
                                                                        (IN MILLIONS)
Less than six months....     $ --         $ --           --%        $ --             --%           $ --           --%         --%
Six months or greater
  but less than twelve
  months................        1            1          100%           1            100%              1          100%        100%
Twelve months or
  greater...............       --           --           --%          --             --%             --           --%         --%
                             ----         ----                      ----                           ----
All equity securities
  with a gross
  unrealized loss of 20%
  or more...............      $ 1          $ 1          100%         $ 1            100%            $ 1          100%        100%
                             ====         ====                      ====                           ====



     In connection with the equity securities impairment review process at December 31, 2009, the Company evaluated its holdings in non-redeemable preferred stock, particularly those of financial services companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

The Company also considered whether any non-redeemable preferred stock with an unrealized loss, regardless of credit rating, have deferred any dividend payments. No such dividend payments were deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of 20% or less in an extended unrealized loss position (i.e., 12 months or greater).

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured. There was no change in the methodology for identification and measurement of OTTI losses charged to earnings for impaired equity securities.

     The components of net investment gains (losses) are as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                               2009   2008   2007
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Total losses on fixed maturity securities:
Total OTTI losses recognized................................  $ (18)  $(16)  $ --
Less: Noncredit portion of OTTI losses transferred to and
  recognized in other comprehensive loss....................      5     --     --
                                                              -----   ----   ----
  Net OTTI losses on fixed maturity securities recognized in
     earnings...............................................    (13)   (16)    --
  Fixed maturity securities -- net gains (losses) on sales
     and disposals..........................................      9    (14)   (13)
                                                              -----   ----   ----
     Total losses on fixed maturity securities..............     (4)   (30)   (13)
                                                              -----   ----   ----
Other net investment gains (losses):
  Equity securities.........................................     (2)    --     --
  Mortgage loans............................................      1     (5)    (1)
  Real estate joint ventures................................     (2)    --     --
  Other limited partnership interests.......................    (17)    --     --
  Freestanding derivatives..................................    (75)    79      4
  Embedded derivatives......................................   (528)   740    249
  Other.....................................................     --     (1)    --
                                                              -----   ----   ----
     Total net investment gains (losses)....................  $(627)  $783   $239
                                                              =====   ====   ====



     See Note 7 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                        FIXED MATURITY
                                          SECURITIES             EQUITY SECURITIES                TOTAL
                                    ----------------------    ----------------------    ------------------------
                                                              YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------
                                     2009     2008    2007    2009     2008     2007     2009      2008     2007
                                    ------   ------   ----    ----     ----     ----    ------    ------    ----
                                                                    (IN MILLIONS)
Proceeds..........................  $2,476   $1,202   $958     $ 7     $ --     $ --    $2,483    $1,202    $958
                                    ======   ======   ====    ====     ====     ====    ======    ======    ====
Gross investment gains............  $   25   $   15   $ 24    $ --      $--      $--    $   25    $   15    $ 24
                                    ------   ------   ----    ----     ----     ----    ------    ------    ----
Gross investment losses...........     (16)     (29)   (37)     (2)      --       --       (18)      (29)    (37)
                                    ------   ------   ----    ----     ----     ----    ------    ------    ----
Total OTTI losses recognized in
  earnings:
  Credit-related..................     (12)     (15)    --      --       --       --       (12)      (15)     --
  Other (1).......................      (1)      (1)    --      --       --       --        (1)       (1)     --
                                    ------   ------   ----    ----     ----     ----    ------    ------    ----
  Total OTTI losses recognized in
     earnings.....................     (13)     (16)    --      --       --       --       (13)      (16)     --
                                    ------   ------   ----    ----     ----     ----    ------    ------    ----
Net investment gains (losses).....  $   (4)  $  (30)  $(13)    $(2)     $--      $--    $   (6)   $  (30)   $(13)
                                    ======   ======   ====    ====     ====     ====    ======    ======    ====



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relates to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2009      2008      2007
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities:
  Finance..................................................   $10       $13      $ --
  Consumer.................................................     1        --        --
  Communications...........................................     1         1        --
  Other....................................................    --         2        --
                                                              ---       ---      ----
     Total U.S. and foreign corporate securities...........    12        16        --
RMBS.......................................................     1        --        --
                                                              ---       ---      ----
     Total.................................................   $13       $16       $--
                                                              ===       ===      ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                            YEAR ENDED DECEMBER 31, 2009
                                                            ----------------------------
                                                                    (IN MILLIONS)
Balance, beginning of period..............................              $  --
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................                 --
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................                  1
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................                 --
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................                 --
                                                                        -----
Balance, end of period....................................                $ 1
                                                                        =====



  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2009     2008   2007
                                                              ----     ----   ----
                                                                  (IN MILLIONS)
Fixed maturity securities...................................  $332     $268   $251
Equity securities...........................................    --        1      1
Mortgage loans..............................................    25       23     29
Policy loans................................................     3        2      3
Real estate joint ventures..................................    (3)      --     --
Other limited partnership interests.........................    --      (23)    (3)
Cash, cash equivalents and short-term investments...........     3        9     14
                                                              ----     ----   ----
  Total investment income...................................   360      280    295
Less: Investment expenses...................................    11       27     51
                                                              ----     ----   ----
  Net investment income.....................................  $349     $253   $244
                                                              ====     ====   ====



     Affiliated investment expenses, included in the table above, were $4 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control, the amounts of which by aging category are presented below.

     Elements of the securities lending programs are presented below at:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                    2009    2008
                                                                   ------   ----
                                                                   (IN MILLIONS)
Securities on loan:
  Cost or amortized cost.........................................  $1,580   $636
  Estimated fair value...........................................  $1,533   $750
Aging of cash collateral liability:
  Open (1).......................................................  $   29   $199
  Less than thirty days..........................................   1,044    437
  Thirty days or greater but less than sixty days................     293    136
  Sixty days or greater but less than ninety days................      --     --
  Ninety days or greater.........................................     214     --
                                                                   ------   ----
     Total cash collateral liability.............................  $1,580   $772
                                                                   ======   ====
Security collateral on deposit from counterparties...............  $   --   $ 15
                                                                   ======   ====
Reinvestment portfolio -- estimated fair value...................  $1,538   $687
                                                                   ======   ====



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities related to the cash collateral on open at December 31, 2009 has been reduced to $28 million from $190 million at December 31, 2008. Of the $28 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2009, $10 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan, related to the cash collateral aged less than thirty days to ninety days or greater, was primarily U.S. Treasury and agency securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, ABS, U.S. corporate and foreign corporate securities).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents and fixed maturity securities.

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1)..........................................   $ 6    $7
Invested assets pledged as collateral:
  Derivative transactions (2)......................................     5     2
                                                                      ---    --
     Total invested assets on deposit and pledged as collateral....   $11    $9
                                                                      ===    ==



--------

   (1) The Company had investment assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

   (2) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

     See also the immediately preceding section "Securities Lending" for the amount of the Company's cash and invested assets received from and due back to counterparties pursuant to the securities lending program.

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Mortgage loans held-for-investment:
  Commercial mortgage loans.........................    $465      76.5%    $240      63.0%
  Agricultural mortgage loans.......................     143      23.5      140      37.0
                                                        ----     -----     ----     -----
     Total mortgage loans held-for-investment.......     608     100.0%     380     100.0%
                                                                 =====              =====
  Less: Valuation allowances........................       3                  4
                                                        ----               ----
     Total mortgage loans, net......................    $605               $376
                                                        ====               ====



     See "-- Related Party Investment Transactions" for discussion of affiliated mortgage loans included in the table above.

     Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's mortgage loans located in California, New York and Rhode Island were 27%, 23% and 6% at December 31, 2009, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding valuation allowances on mortgage loans held-for-investment is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2009      2008      2007
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Balance, January 1,.......................................      $ 4       $ 2       $ 1
Additions.................................................        2         5         2
Deductions................................................       (3)       (3)       (1)
                                                                ---       ---       ---
Balance, December 31,.....................................      $ 3       $ 4       $ 2
                                                                ===       ===       ===



     The Company had no impaired mortgage loans held-for-investment, no restructured loans, no loans 90 days or more past due and no loans in foreclosure at both December 31, 2009 and 2008.

     Information about impaired mortgage loans held-for-investment is as follows:

                                                                  AS OF AND FOR THE
                                                               YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2009       2008      2007
                                                              ----      -----      ----
                                                                    (IN MILLIONS)
Impaired loans -- average investment during the period...     $ --       $  9       $4
Impaired loans -- interest income recognized.............     $ --      $  --       $1


  REAL ESTATE JOINT VENTURES

     Real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Office..............................................     $22      75.9%     $21      72.4%
Real estate investment funds........................       5      17.2        6      20.7
Retail..............................................       2       6.9        2       6.9
                                                         ---     -----      ---     -----
  Total real estate joint ventures..................     $29     100.0%     $29     100.0%
                                                         ===     =====      ===     =====



     The Company's real estate joint ventures are located in the United States. At December 31, 2009, 79% and 4% of the Company's real estate joint ventures were located in California and Florida, respectively.

     Impairments of real estate joint ventures were $2 million for the year ended December 31, 2009. There were no impairments of real estate joint ventures for the years ended December 31, 2008 and 2007.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $282 million and $271 million at December 31, 2009 and 2008, respectively. Included within other limited partnership interests were $54 million and $71 million at December 31, 2009 and 2008, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, was $17 million for the year ended December 31, 2009. There were no impairments of other limited partnership interests for the years ended December 31, 2008 and 2007.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Freestanding derivatives with positive fair values..     $35      94.6%    $125      96.9%
Tax credit partnerships.............................       2       5.4        4       3.1
                                                         ---     -----     ----     -----
  Total.............................................     $37     100.0%    $129     100.0%
                                                         ===     =====     ====     =====



     See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method or under the effective yield method.

  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2009                     2008
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Other limited partnership interests............    $182         $278        $168         $288
Fixed maturity securities available-for-sale:
  Foreign corporate securities.................      40           40          22           22
  U.S. corporate securities....................      24           24          --           --
                                                   ----         ----        ----         ----
     Total.....................................    $246         $342        $190         $310
                                                   ====         ====        ====         ====



--------

   (1) The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

     As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2009, 2008 and 2007.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $272 million and $1,562 million, respectively, in the Metropolitan Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


These amounts are included in short-term investments. Net investment income from these investments was $2 million, $8 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Transfers of invested assets are done at estimated fair value with net investment gains (losses) recognized by the affiliate initiating the transfer. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2009     2008     2007
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates...............................................  $  9     $ --     $265
Amortized cost of invested assets transferred to
  affiliates...............................................  $ 13      $--     $265
Net investment losses recognized on transfers to
  affiliates...............................................  $ (4)     $--     $ --
Estimated fair value of invested assets transferred from
  affiliates...............................................  $155      $--     $255


     During the year ended December 31, 2009, the Company loaned $120 million to wholly-owned real estate subsidiaries of an affiliate, Metropolitan Life Insurance Company, which is included in mortgage loans. A loan of $80 million bears interest at 7.26% and is due in quarterly principal and interest payments of $2 million through January 2020, and a loan of $40 million bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. The loans to affiliates are secured by interests in the real estate subsidiaries, which own operating real estate with a value in excess of the loans.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                                DECEMBER 31,
                                                        ------------------------------------------------------------
                                                                     2009                           2008
                                                        -----------------------------  -----------------------------
                                                                       ESTIMATED                      ESTIMATED
                                                                          FAIR                           FAIR
                                                                       VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                      NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                 INSTRUMENT TYPE            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  ----------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                                (IN MILLIONS)
Interest rate       Interest rate swaps...............   $   40     $ 1       $ --      $   --    $ --       $ --
                    Interest rate floors..............    2,000      27         --       2,000     114         --
                    Interest rate caps................    1,000       2         --          --      --         --
                    Interest rate futures.............      309       1         --         100       2         --
Foreign currency    Foreign currency swaps............       55       1          3          40       9          2
Credit              Credit default swaps..............      163       3          3          62      --          1
Equity market       Equity options....................        6      --         --          --      --         --
                                                         ------     ---       ----      ------    ----       ----
                      Total...........................   $3,573     $35        $ 6      $2,202    $125        $ 3
                                                         ======     ===       ====      ======    ====       ====



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the balance sheets.

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                               REMAINING LIFE
                                    --------------------------------------------------------------------
                                                  AFTER ONE YEAR   AFTER FIVE YEARS
                                    ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                        LESS           YEARS             YEARS          YEARS      TOTAL
                                    -----------   --------------   ----------------   ---------   ------
                                                            (IN MILLIONS)
Interest rate swaps...............      $ --          $   16            $   24           $ --     $   40
Interest rate floors..............        --              --             2,000             --      2,000
Interest rate caps................        --           1,000                --             --      1,000
Interest rate futures.............       309              --                --             --        309
Foreign currency swaps............        --              18                13             24         55
Credit default swaps..............        --             158                 5             --        163
Equity options....................         6              --                --             --          6
                                        ----          ------            ------           ----     ------
  Total...........................      $315          $1,192            $2,042            $24     $3,573
                                        ====          ======            ======           ====     ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. These credit default swaps are not designated as hedging instruments.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                       DECEMBER 31,
                                            -----------------------------------------------------------------
                                                          2009                              2008
                                            -------------------------------   -------------------------------
                                                             ESTIMATED                         ESTIMATED
                                                               FAIR                              FAIR
                                                               VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING           NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
------------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Cash Flow Hedges:
  Foreign currency swaps..................     $14      $ --         $1          $4        $1         $ --
                                               ---      ----         --          --        --         ----
Total Qualifying Hedges...................     $14       $--         $1          $4        $1          $--
                                               ===      ====         ==          ==        ==         ====



     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                       DECEMBER 31,
                                            -----------------------------------------------------------------
                                                          2009                              2008
                                            -------------------------------   -------------------------------
                                                             ESTIMATED                         ESTIMATED
                                                               FAIR                              FAIR
                                                               VALUE                             VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL   --------------------   NOTIONAL   --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
------------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                     (IN MILLIONS)
Interest rate swaps.......................   $   40      $ 1        $ --       $   --     $ --        $ --
Interest rate floors......................    2,000       27          --        2,000      114          --
Interest rate caps........................    1,000        2          --           --       --          --
Interest rate futures.....................      309        1          --          100        2          --
Foreign currency swaps....................       41        1           2           36        8           2
Credit default swaps......................      163        3           3           62       --           1
Equity options............................        6       --          --           --       --          --
                                             ------      ---        ----       ------     ----        ----
Total non-designated or non-qualifying
  derivatives.............................   $3,559      $35         $ 5       $2,198     $124         $ 3
                                             ======      ===        ====       ======     ====        ====



     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2009, 2008 and 2007.

     The Company recognized $15 million of net investment gains (losses) from settlement payments related to non-qualifying hedges for the year ended December 31, 2009. The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for the year ended December 31, 2008. The Company recognized ($1) million of net investment gains (losses) from settlement payments related to non-qualifying hedges for the year ended December 31, 2007.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities.

     The Company did not have any fair value hedges during the year ended December 31, 2009. The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


value hedges for the years ended December 31, 2008 and 2007. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2008 and 2007.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (ii) interest rate forwards to lock in the price to be paid for forward purchases of investments.

     For the years ended December 31, 2009, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2009, 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2009, 2008 and 2007.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2009      2008      2007
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,..      $(2)      $(3)      $(2)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges.....        7         1        (1)
Amounts reclassified to net investment gains (losses).....       (6)       --        --
                                                                ---       ---       ---
Other comprehensive income (loss), balance at December
  31,.....................................................      $(1)      $(2)      $(3)
                                                                ===       ===       ===



     At December 31, 2009, insignificant amounts of deferred net losses on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings within the next 12 months.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                           AMOUNT AND LOCATION
                                                                            OF GAINS (LOSSES)
                                                                            RECLASSIFIED FROM
                                               AMOUNT OF GAINS       ACCUMULATED OTHER COMPREHENSIVE
                                              (LOSSES) DEFERRED     INCOME (LOSS) INTO INCOME (LOSS)
                                             IN ACCUMULATED OTHER   --------------------------------
DERIVATIVES IN CASH FLOW                     COMPREHENSIVE INCOME            NET INVESTMENT
HEDGING RELATIONSHIPS                       (LOSS) ON DERIVATIVES            GAINS (LOSSES)
------------------------------------------  ---------------------   --------------------------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
  Foreign currency swaps..................           $(1)                         $ --
  Interest rate forwards..................             8                             6
                                                     ---                          ----
     Total................................           $ 7                           $ 6
                                                     ===                          ====
FOR THE YEAR ENDED DECEMBER 31, 2008:
  Foreign currency swaps..................           $ 1                           $--
                                                     ---                          ----
     Total................................           $ 1                           $--
                                                     ===                          ====
FOR THE YEAR ENDED DECEMBER 31, 2007:
  Foreign currency swaps..................           $(1)                          $--
                                                     ---                          ----
     Total................................           $(1)                          $--
                                                     ===                          ====



  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) credit default swaps to synthetically create investments; and (v) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                                           NET
                                                                       INVESTMENT
                                                                     GAINS (LOSSES)
                                                                     --------------
                                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps................................................       $  1
Interest rate floors...............................................        (86)
Interest rate caps.................................................          1
Interest rate futures..............................................         (1)
Foreign currency swaps.............................................         (9)
Credit default swaps...............................................         (2)
                                                                          ----
  Total............................................................       $(96)
                                                                          ====
FOR THE YEAR ENDED DECEMBER 31, 2008...............................       $ 79
                                                                          ====
FOR THE YEAR ENDED DECEMBER 31, 2007...............................       $  5
                                                                          ====



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $115 million and $32 million at December 31, 2009 and 2008, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2009, the Company would have received $2 million to terminate all of these contracts, and at December 31, 2008, the Company would have paid an insignificant amount to terminate all of these contracts.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2009 and 2008:

                                                                          DECEMBER 31,
                                  --------------------------------------------------------------------------------------------
                                                       2009                                           2008
                                  ---------------------------------------------  ---------------------------------------------
                                                       MAXIMUM                                        MAXIMUM
                                     ESTIMATED         AMOUNT                       ESTIMATED        AMOUNT OF
                                        FAIR          OF FUTURE      WEIGHTED          FAIR           FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF      VALUE OF CREDIT  PAYMENTS UNDER     AVERAGE    VALUE OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED                            DEFAULT      CREDIT DEFAULT    YEARS TO        DEFAULT      CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                 SWAPS          SWAPS (2)    MATURITY (3)       SWAPS          SWAPS (2)    MATURITY (3)
--------------------------------  ---------------  --------------  ------------  ---------------  --------------  ------------
                                                                          (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)...................        $ --            $  3            4.0            $ --             $ 3            5.0
Credit default swaps referencing
  indices.......................           2             112            3.7              --              29            4.0
                                        ----            ----                           ----             ---
Subtotal........................           2             115            3.7              --              32            4.1
                                        ----            ----                           ----             ---
BAA
Single name credit default swaps
  (corporate)...................          --              --             --              --              --             --
Credit default swaps referencing
  indices.......................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
Subtotal........................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
BA
Single name credit default swaps
  (corporate)...................          --              --             --              --              --             --
Credit default swaps referencing
  indices.......................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
Subtotal........................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
B
Single name credit default swaps
  (corporate)...................          --              --             --              --              --             --
Credit default swaps referencing
  indices.......................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
Subtotal........................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
CAA AND LOWER
Single name credit default swaps
  (corporate)...................          --              --             --              --              --             --
Credit default swaps referencing
  indices.......................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
Subtotal........................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
IN OR NEAR DEFAULT
Single name credit default swaps
  (corporate)...................          --              --             --              --              --             --
Credit default swaps referencing
  indices.......................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
Subtotal........................          --              --             --              --              --             --
                                        ----            ----                           ----             ---
Total...........................         $ 2            $115            3.7             $--             $32            4.1
                                        ====            ====                           ====             ===



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then the MetLife rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company was obligated to return cash collateral under its control of $28 million and $116 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

        ESTIMATED                 ESTIMATED
    FAIR VALUE (1) OF           FAIR VALUE OF
   DERIVATIVES IN NET            COLLATERAL
   LIABILITY POSITION             PROVIDED                   FAIR VALUE OF INCREMENTAL COLLATERAL
    DECEMBER 31, 2009         DECEMBER 31, 2009                         PROVIDED UPON:
------------------------  ------------------------   ---------------------------------------------------
                                                                                    DOWNGRADE IN THE
                                                                                 COMPANY'S CREDIT RATING
                                                             ONE NOTCH          TO A LEVEL THAT TRIGGERS
                                                             DOWNGRADE               FULL OVERNIGHT
                                                              IN THE              COLLATERALIZATION OR
                                                             COMPANY'S                 TERMINATION
                               FIXED MATURITY                 CREDIT                OF THE DERIVATIVE
                               SECURITIES (2)                 RATING                    POSITION
                          ------------------------   ------------------------   ------------------------
                                              (IN MILLIONS)
           $5                       $ --                       $ --                        $5


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $5 million. At December 31, 2009, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $5 million. This amount does not consider gross derivative assets of insignificant amounts for which the Company has the contractual right of offset.

     At December 31, 2008, the Company did not provide any securities collateral in connection with derivative instruments.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2009 and December 31, 2008, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2009 and 2008, the Company provided cash collateral for exchange-traded futures of $5 million and $2 million, respectively, which is included in premiums and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; and ceded reinsurance written on a funds withheld basis.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009    2008
                                                                   ----   ------
                                                                   (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits..............................  $724   $2,038
  Call options in equity securities..............................    --       (4)
                                                                   ----   ------
     Net embedded derivatives within asset host contracts........  $724   $2,034
                                                                   ====   ======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.............................  $199   $1,102
  Other..........................................................   (11)     (27)
                                                                   ----   ------
     Net embedded derivatives within liability host contracts....  $188   $1,075
                                                                   ====   ======



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                               2009   2008   2007
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Net investment gains (losses) (1), (2)......................  $(528)  $740   $249


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($432) million and $585 million, respectively, in connection with this adjustment.

   (2) See Note 7 for discussion of affiliated net investment gains (losses) included in the table above.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
Fixed maturity securities..............................              $ 7,805    $ 7,805
Equity securities......................................              $     3    $     3
Mortgage loans.........................................              $   605    $   572
Policy loans...........................................              $    50    $    50
Real estate joint ventures (1).........................              $     5    $     5
Other limited partnership interests (1)................              $     8    $     7
Short-term investments.................................              $   835    $   835
Other invested assets (2)..............................   $3,504     $    35    $    35
Cash and cash equivalents..............................              $   412    $   412
Accrued investment income..............................              $    84    $    84
Premiums and other receivables (1).....................              $ 4,229    $ 4,071
Separate account assets................................              $29,958    $29,958
Net embedded derivatives within asset host contracts
  (3)..................................................              $   724    $   724
LIABILITIES
Policyholder account balances (1)......................              $ 6,488    $ 6,309
Payables for collateral under securities loaned and
  other transactions...................................              $ 1,607    $ 1,607
Other liabilities: (1)
  Derivative liabilities...............................   $   69     $     6    $     6
  Other................................................              $   119    $   119
Separate account liabilities (1).......................              $ 1,070    $ 1,070
Net embedded derivatives within liability host
  contracts (3)........................................              $   188    $   188
COMMITMENTS (4)
Commitments to fund private corporate bond
  investments..........................................   $  125     $    --    $    --

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2008                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities...............................              $ 4,325    $ 4,325
Equity securities.......................................              $     7    $     7
Mortgage loans..........................................              $   376    $   373
Policy loans............................................              $    41    $    42
Real estate joint ventures (1)..........................              $     6    $     5
Other limited partnership interests (1).................              $    11    $    11
Short-term investments..................................              $ 1,581    $ 1,581
Other invested assets (2)...............................   $2,146     $   125    $   125
Cash and cash equivalents...............................              $   525    $   525
Accrued investment income...............................              $    54    $    54
Premiums and other receivables (1)......................              $ 3,118    $ 2,742
Separate account assets.................................              $18,517    $18,517
Net embedded derivatives within asset host contracts
  (3)...................................................              $ 2,038    $ 2,038
LIABILITIES
Policyholder account balances (1).......................              $ 5,142    $ 4,403
Payables for collateral under securities loaned and
  other transactions....................................              $   888    $   888
Other liabilities: (1)
  Derivative liabilities................................   $   56     $     3    $     3
  Other.................................................              $    98    $    98
Separate account liabilities (1)........................              $   892    $   892
Net embedded derivatives within liability host contracts
  (3)...................................................              $ 1,075    $ 1,075
COMMITMENTS (4)
Mortgage loan commitments...............................   $    3     $    --    $    (1)
Commitments to fund private corporate bond investments..   $   12     $    --    $    --


--------

   (1) Carrying values presented herein differ from those presented in the balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Other invested assets is comprised of freestanding derivatives with positive estimated fair values.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009, equity securities did not include embedded derivatives. At December 31, 2008, equity securities included embedded derivatives of ($4) million.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are primarily carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the balance sheets represents investments in real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the balance sheets are principally comprised of freestanding derivatives with positive estimated fair values and investments in tax credit partnerships. Investments in tax credit partnerships, which are accounted for under the equity method or under the effective yield method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     Cash and Cash Equivalents -- Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts receivable for securities sold but not yet settled, fees and general operating receivables and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


accounts are comprised of mutual funds. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $29.9 billion in Level 2 of the fair value hierarchy which were previously included in Level 1.

     Policyholder Account Balances -- Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's claims paying ability.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the balance sheets are principally comprised of freestanding derivatives with negative estimated fair values; taxes payable; obligations for employee-related benefits; funds withheld under ceded reinsurance contracts and, when applicable, their associated embedded derivatives; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- and embedded derivatives within asset and liability host contracts are described in the sections labeled "Derivatives" and "Embedded Derivatives within Asset and Liability Host Contracts" which follow.

     The remaining other amounts included in the table above consist of funds withheld under reinsurance contracts recognized using the deposit method of accounting, which satisfy the definition of financial instruments subject to disclosure. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities and Equity Securities" and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                 DECEMBER 31, 2009
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............         $ --              $ 2,806          $  139      $ 2,945
  RMBS..................................           --                1,357               9        1,366
  Foreign corporate securities..........           --                  897              70          967
  U.S. Treasury and agency securities...          340                  519              --          859
  CMBS..................................           --                  711               1          712
  ABS...................................           --                  450              59          509
  State and political subdivision
     securities.........................           --                  350               1          351
  Foreign government securities.........           --                   96              --           96
                                                 ----              -------          ------      -------
     Total fixed maturity securities....          340                7,186             279        7,805
                                                 ----              -------          ------      -------
Equity securities:
  Common stock..........................            2                   --              --            2
  Non-redeemable preferred stock........           --                   --               1            1
                                                 ----              -------          ------      -------
     Total equity securities............            2                   --               1            3
                                                 ----              -------          ------      -------
Short-term investments..................          476                  359              --          835
Derivative assets (1)...................            1                   31               3           35
Net embedded derivatives within asset
  host contracts (2)....................           --                   --             724          724
Separate account assets (3).............           --               29,958              --       29,958
                                                 ----              -------          ------      -------
  Total assets..........................         $819              $37,534          $1,007      $39,360
                                                 ====              =======          ======      =======
LIABILITIES
Derivative liabilities (1)..............         $ --              $     6          $   --      $     6
Net embedded derivatives within
  liability host contracts (2)..........           --                   --             188          188
                                                 ----              -------          ------      -------
  Total liabilities.....................         $ --              $     6          $  188      $   194
                                                 ====              =======          ======      =======


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2008
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............        $    --             $1,466          $   65      $ 1,531
  RMBS..................................             --                904               2          906
  Foreign corporate securities..........             --                372              48          420
  U.S. Treasury and agency securities...            365                224              --          589
  CMBS..................................             --                405              --          405
  ABS...................................             --                270              49          319
  State and political subdivision
     securities.........................             --                 73              --           73
  Foreign government securities.........             --                 82              --           82
                                                -------             ------          ------      -------
     Total fixed maturity securities....            365              3,796             164        4,325
                                                -------             ------          ------      -------
Equity securities:
  Non-redeemable preferred stock........             --                 --               7            7
                                                -------             ------          ------      -------
     Total equity securities............             --                 --               7            7
                                                -------             ------          ------      -------
Short-term investments..................             19              1,562              --        1,581
Derivative assets (1)...................              1                124              --          125
Net embedded derivatives within asset
  host contracts (2)....................             --                 --           2,038        2,038
Separate account assets (3).............         18,517                 --              --       18,517
                                                -------             ------          ------      -------
  Total assets..........................        $18,902             $5,482          $2,209      $26,593
                                                =======             ======          ======      =======
LIABILITIES
Derivative liabilities (1)..............        $    --             $    3          $   --      $     3
Net embedded derivatives within
  liability host contracts (2)..........             --                 --           1,075        1,075
                                                -------             ------          ------      -------
  Total liabilities.....................        $    --             $    3          $1,075      $ 1,078
                                                =======             ======          ======      =======



--------

   (1) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the following tables.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009, equity securities did not include embedded derivatives. At December 31, 2008, equity securities included embedded derivatives of ($4) million.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities; exchange traded common stock and certain short-term money market securities. As it relates to derivatives, this level includes exchange-traded interest rate futures.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury and agency securities, as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, ABS, state and political subdivision securities, and foreign government securities where market quotes are available but are not considered actively traded. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities. As it relates to derivatives, this level includes derivative instruments utilized by the Company for which the inputs used are observable, including interest rate floors, interest rate caps, foreign currency swaps, credit default swaps, interest rate swaps and equity options. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including: U.S. and foreign corporate securities -- including below investment grade private placements; CMBS; and ABS -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of non-redeemable preferred stock of companies that are privately held or of companies for which there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. As it relates to derivatives this category includes credit default swaps with unobservable credit correlations. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) (1)
                               --------------------------------------------------------------------------------------------
                                                                               TOTAL REALIZED/UNREALIZED
                                                                              GAINS (LOSSES) INCLUDED IN:
                                                                            ------------------------------     PURCHASES,
                                                                                                 OTHER           SALES,
                                    BALANCE,        IMPACT OF    BALANCE,                    COMPREHENSIVE   ISSUANCES AND
                               DECEMBER 31, 2007  ADOPTION (2)  JANUARY 1,  EARNINGS (3, 4)  INCOME (LOSS)  SETTLEMENTS (5)
                               -----------------  ------------  ----------  ---------------  -------------  ---------------
                                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..                                      $ 65          $ (17)           $ 18            $ 10
  RMBS.......................                                         2             --              --               7
  Foreign corporate
     securities..............                                        48             (1)             11              12
  CMBS.......................                                        --             (1)              1              --
  ABS........................                                        49             --              15              (6)
  State and political
     subdivision securities..                                        --             --              --               1
                                                                   ----          -----            ----            ----
     Total fixed maturity
       securities............                                      $164          $ (19)           $ 45            $ 24
                                                                   ====          =====            ====            ====
Equity securities:
  Non-redeemable preferred
     stock...................                                      $  7          $  (2)           $  3            $ (7)
                                                                   ----          -----            ----            ----
     Total equity
       securities............                                      $  7          $  (2)           $  3            $ (7)
                                                                   ====          =====            ====            ====
Net derivatives (7)..........                                      $ --          $   1            $ --            $  2
Net embedded derivatives
  (9)........................                                      $963          $(516)           $ --            $ 89

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities....         $262            $ --         $262          $ (13)           $(54)           $(32)
Equity securities............         $  4            $ --         $  4          $  --            $ (3)           $ --
Net embedded derivatives
  (6)........................         $175             $95         $270          $ 647            $ --            $ 46
                                  FAIR VALUE MEASUREMENTS
                                     USING SIGNIFICANT
                                UNOBSERVABLE INPUTS (LEVEL
                                          3) (1)
                               ----------------------------
                                 TRANSFER IN
                                 AND/OR OUT      BALANCE,
                               OF LEVEL 3 (6)  DECEMBER 31,
                               --------------  ------------
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..        $63           $139
  RMBS.......................         --              9
  Foreign corporate
     securities..............         --             70
  CMBS.......................          1              1
  ABS........................          1             59
  State and political
     subdivision securities..         --              1
                                    ----           ----
     Total fixed maturity
       securities............        $65           $279
                                    ====           ====
Equity securities:
  Non-redeemable preferred
     stock...................       $ --           $  1
                                    ----           ----
     Total equity
       securities............       $ --           $  1
                                    ====           ====
Net derivatives (7)..........       $ --           $  3
Net embedded derivatives
  (9)........................       $ --           $536

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities....        $ 1           $164
Equity securities............        $ 6           $  7
Net embedded derivatives
  (6)........................       $ --           $963


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. Such amount was offset by a reduction to DAC of $31 million resulting in a net impact of $64 million. This net impact of $64 million along with a $1 million reduction in the estimated fair value of Level 2 freestanding derivatives resulted in a total net impact of adoption of $63 million.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



   (8) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

     The table below summarizes both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                     ----------------------------------------
                                                       CLASSIFICATION OF REALIZED/UNREALIZED
                                                                       GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                     ----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)        TOTAL
                                                     ----------      -------------      -----
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................     $ --             $ (17)         $ (17)
  Foreign corporate securities.....................       --                (1)            (1)
  CMBS.............................................       --                (1)            (1)
                                                        ----             -----          -----
     Total fixed maturity securities...............      $--             $ (19)         $ (19)
                                                        ====             =====          =====
Equity securities:
  Non-redeemable preferred stock...................      $--             $  (2)         $  (2)
                                                        ----             -----          -----
     Total equity securities.......................      $--             $  (2)         $  (2)
                                                        ====             =====          =====
Net derivatives....................................      $--             $   1          $   1
Net embedded derivatives...........................      $--             $(516)         $(516)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities..........................      $--             $ (13)         $ (13)
Equity securities..................................      $--             $  --          $  --
Net embedded derivatives...........................      $--             $ 647          $ 647

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                                      RELATING TO ASSETS AND LIABILITIES HELD
                                                                        AT
                                                            DECEMBER 31, 2009 AND 2008
                                                     ----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)        TOTAL
                                                     ----------      -------------      -----
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................     $ --             $ (17)         $ (17)
  Foreign corporate securities.....................       --                (1)            (1)
  CMBS.............................................       --                (1)            (1)
                                                        ----             -----          -----
     Total fixed maturity securities...............      $--             $ (19)         $ (19)
                                                        ====             =====          =====
Net derivatives....................................      $--             $   1          $   1
Net embedded derivatives...........................      $--             $(510)         $(510)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities..........................      $--             $ (12)         $ (12)
Equity securities..................................      $--             $  --          $  --
Net embedded derivatives...........................      $--             $ 649          $ 649


  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The amounts below relate to certain investments measured at estimated fair value during the period and still held as of the reporting dates.

                                                       FOR THE YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------
                                                2009                                      2008
                              ---------------------------------------   ---------------------------------------
                                                ESTIMATED                                 ESTIMATED
                                 CARRYING          FAIR                    CARRYING          FAIR
                              VALUE PRIOR TO   VALUE AFTER     GAINS    VALUE PRIOR TO   VALUE AFTER     GAINS
                                IMPAIRMENT      IMPAIRMENT   (LOSSES)     IMPAIRMENT      IMPAIRMENT   (LOSSES)
                              --------------   -----------   --------   --------------   -----------   --------
                                                                (IN MILLIONS)
Other limited partnership
  interests (1).............        $21             $4         $(17)         $ --            $ --        $ --
Real estate joint ventures
  (2).......................        $ 7             $5         $ (2)          $--             $--         $--


--------

   (1) Other Limited Partnership Interests -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in international leveraged buyout funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

       underlying investments of the funds, and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $7 million as of December 31, 2009.

   (2) Real Estate Joint Ventures -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds, and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $7 million as of December 31, 2009.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                           DAC
                                                                      -------------
                                                                      (IN MILLIONS)
Balance at January 1, 2007..........................................      $1,533
  Capitalizations...................................................         556
                                                                          ------
     Subtotal.......................................................       2,089
                                                                          ------
  Less: Amortization related to:
     Net investment gains (losses)..................................          77
     Other expenses.................................................         212
                                                                          ------
       Total amortization...........................................         289
                                                                          ------
  Less: Unrealized investment gains (losses)........................          (6)
                                                                          ------
Balance at December 31, 2007........................................       1,806
  Capitalizations...................................................         717
                                                                          ------
     Subtotal.......................................................       2,523
                                                                          ------
  Less: Amortization related to:
     Net investment gains (losses)..................................         115
     Other expenses.................................................         394
                                                                          ------
       Total amortization...........................................         509
                                                                          ------
  Less: Unrealized investment gains (losses)........................         (68)
                                                                          ------
Balance at December 31, 2008........................................       2,082
  Capitalizations...................................................         727
                                                                          ------
     Subtotal.......................................................       2,809
                                                                          ------
  Less: Amortization related to:
     Net investment gains (losses)..................................        (136)
     Other expenses.................................................         332
                                                                          ------
       Total amortization...........................................         196
                                                                          ------
  Less: Unrealized investment gains (losses)........................          59
                                                                          ------
Balance at December 31, 2009........................................      $2,554
                                                                          ======



     Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding the VODA, which is reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $160      $164      $166
Amortization..............................................    (5)       (4)       (2)
                                                            ----      ----      ----
Balance at December 31,...................................  $155      $160      $164
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $7 million in 2010, $8 million in 2011, $10 million in 2012, $11 million in 2013 and $12 million in 2014.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $378      $355      $276
Capitalization............................................   122       106       112
Amortization..............................................   (50)      (83)      (33)
                                                            ----      ----      ----
Balance at December 31,...................................  $450      $378      $355
                                                            ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $30.0 billion and $18.5 billion at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $488 million, $469 million and $423 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     For the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2009                             2008
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $  15,705             N/A        $   9,721             N/A
Net amount at risk (2)..................     $   1,018 (3)         N/A        $   2,813 (3)         N/A
Average attained age of
  contractholders.......................      62 years             N/A         62 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  16,393       $  22,157        $  10,095       $  13,217
Net amount at risk (2)..................     $   2,170 (3)   $   4,158 (4)    $   4,044 (3)   $   6,323 (4)
Average attained age of
  contractholders.......................      63 years        61 years         63 years        61 years



                                                                     DECEMBER 31,
                                                              -------------------------
                                                                 2009           2008
                                                              ----------     ----------
                                                               SECONDARY      SECONDARY
                                                              GUARANTEES     GUARANTEES
                                                              ----------     ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account)...............    $   1,655      $     795
Net amount at risk (2).....................................    $  34,768 (3)  $  18,728 (3)
Average attained age of policyholders......................     56 years       54 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                           UNIVERSAL AND
                                                                           VARIABLE LIFE
                                                                             CONTRACTS
                                                                           -------------
                                                   ANNUITY CONTRACTS
                                              --------------------------
                                              GUARANTEED     GUARANTEED
                                                 DEATH     ANNUITIZATION     SECONDARY
                                               BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                              ----------   -------------   -------------   -----
                                                                 (IN MILLIONS)
DIRECT:
  Balance at January 1, 2007................     $ 21           $ 17            $  9        $ 47
     Incurred guaranteed benefits...........        7             28              19          54
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2007..............       28             45              28         101
     Incurred guaranteed benefits...........       66            176              24         266
     Paid guaranteed benefits...............      (21)            --              --         (21)
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       73            221              52         346
     Incurred guaranteed benefits...........       27             (6)            172         193
     Paid guaranteed benefits...............      (45)            --              --         (45)
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............     $ 55           $215            $224        $494
                                                 ====           ====            ====        ====
CEDED:
  Balance at January 1, 2007................     $ 21           $ 17            $ --        $ 38
     Incurred guaranteed benefits...........        7             --              --           7
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2007..............       28             17              --          45
     Incurred guaranteed benefits...........       66             55              --         121
     Paid guaranteed benefits...............      (21)            --              --         (21)
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       73             72              --         145
     Incurred guaranteed benefits...........       27              2             142         171
     Paid guaranteed benefits...............      (45)            --              --         (45)
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............     $ 55           $ 74            $142        $271
                                                 ====           ====            ====        ====
NET:
  Balance at January 1, 2007................     $ --           $ --            $  9        $  9
     Incurred guaranteed benefits...........       --             28              19          47
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2007..............       --             28              28          56
     Incurred guaranteed benefits...........       --            121              24         145
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       --            149              52         201
     Incurred guaranteed benefits...........       --             (8)             30          22
     Paid guaranteed benefits...............       --             --              --          --
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............     $ --           $141            $ 82        $223
                                                 ====           ====            ====        ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $15,056   $11,222
  Balanced....................................................   11,144     4,875
  Bond........................................................    1,251       611
  Money Market................................................      679       712
  Specialty...................................................      514        99
                                                                -------   -------
     Total....................................................  $28,644   $17,519
                                                                =======   =======



7.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Starting in 2004, the Company reinsured up to 75% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits for most new individual life insurance policies and for certain individual life insurance policies the Company reinsures up to 90% of the mortality risk. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to an affiliate.

     The Company reinsures 90% of its new production of fixed annuities to an affiliated reinsurer. The Company also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2001 to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which as of December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $173 million of unsecured unaffiliated reinsurance recoverable balances.

     At December 31, 2009, the Company had $290 million of net unaffiliated ceded reinsurance recoverables. Of this total, $247 million, or 85%, were with the Company's five largest unaffiliated ceded reinsurers, including $130 million of which were unsecured.

     The amounts in the statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $ 564   $ 259   $ 188
  Reinsurance assumed......................................     14      15      17
  Reinsurance ceded........................................   (185)   (130)    (51)
                                                             -----   -----   -----
     Net premiums..........................................  $ 393   $ 144   $ 154
                                                             =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $ 834   $ 746   $ 627
  Reinsurance assumed......................................    115     196     119
  Reinsurance ceded........................................   (204)   (308)   (178)
                                                             -----   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ 745   $ 634   $ 568
                                                             =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $ 807   $ 677   $ 267
  Reinsurance assumed......................................      8      19      18
  Reinsurance ceded........................................   (358)   (312)    (93)
                                                             -----   -----   -----
     Net policyholder benefits and claims..................  $ 457   $ 384   $ 192
                                                             =====   =====   =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                                 DECEMBER 31, 2009
                                                    ------------------------------------------
                                                     TOTAL
                                                    BALANCE                      TOTAL, NET OF
                                                     SHEET    ASSUMED    CEDED    REINSURANCE
                                                    -------   -------   ------   -------------
                                                                   (IN MILLIONS)
ASSETS:
Premiums and other receivables....................  $ 6,972    $   30   $6,808      $   134
Deferred policy acquisition costs.................    2,554       230     (402)       2,726
                                                    -------    ------   ------      -------
  Total assets....................................  $ 9,526    $  260   $6,406      $ 2,860
                                                    =======    ======   ======      =======
LIABILITIES:
Future policy benefits............................  $ 1,444    $   27   $   --      $ 1,417
Policyholder account balances.....................   10,377        --       --       10,377
Other policyholder funds..........................    1,817     1,393      284          140
Other liabilities.................................    1,428         9    1,273          146
                                                    -------    ------   ------      -------
  Total liabilities...............................  $15,066    $1,429   $1,557      $12,080
                                                    =======    ======   ======      =======




                                                                 DECEMBER 31, 2008
                                                    ------------------------------------------
                                                     TOTAL
                                                    BALANCE                      TOTAL, NET OF
                                                     SHEET    ASSUMED    CEDED    REINSURANCE
                                                    -------   -------   ------   -------------
                                                                   (IN MILLIONS)
ASSETS:
Premiums and other receivables....................  $ 6,604    $   48   $6,375      $   181
Deferred policy acquisition costs.................    2,082       312     (281)       2,051
                                                    -------    ------   ------      -------
  Total assets....................................  $ 8,686    $  360   $6,094      $ 2,232
                                                    =======    ======   ======      =======
LIABILITIES:
Future policy benefits............................  $   890    $   25   $   --      $   865
Policyholder account balances.....................    8,706        --       (2)       8,708
Other policyholder funds..........................    1,666     1,368      168          130
Other liabilities.................................    1,518        10      994          514
                                                    -------    ------   ------      -------
  Total liabilities...............................  $12,780    $1,403   $1,160      $10,217
                                                    =======    ======   ======      =======



     The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Exeter Reassurance Company, Ltd. ("Exeter"), General American Life Insurance Company ("GALIC"), and MetLife

     Reinsurance Company of Vermont ("MRV"). The Company had a reinsurance agreement with Mitsui Sumitomo MetLife Insurance Co., Ltd., an affiliate; however, effective December 31, 2008 this arrangement was modified via a novation as explained in detail below.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the statements of operations is as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed......................................  $  14   $  15   $  17
  Reinsurance ceded (1)....................................   (164)   (114)    (40)
                                                             -----   -----   -----
     Net premiums..........................................  $(150)  $ (99)  $ (23)
                                                             =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed......................................  $ 115   $ 196   $ 119
  Reinsurance ceded (1)....................................   (151)   (266)   (152)
                                                             -----   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ (36)  $ (70)  $ (33)
                                                             =====   =====   =====
OTHER REVENUES:
  Reinsurance assumed......................................  $  --   $  --   $  --
  Reinsurance ceded........................................    198      83      85
                                                             -----   -----   -----
     Net other revenues....................................  $ 198   $  83   $  85
                                                             =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed......................................  $   8   $  19   $  18
  Reinsurance ceded (1)....................................   (219)   (249)    (66)
                                                             -----   -----   -----
     Net policyholder benefits and claims..................  $(211)  $(230)  $ (48)
                                                             =====   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed......................................  $  64   $  57   $  53
  Reinsurance ceded........................................    (32)    (22)     --
                                                             -----   -----   -----
     Net interest credited to policyholder account
       balances............................................  $  32   $  35   $  53
                                                             =====   =====   =====
OTHER EXPENSES:
  Reinsurance assumed......................................  $ 105   $  97   $  39
  Reinsurance ceded........................................     42      15     (19)
                                                             -----   -----   -----
     Net other expenses....................................  $ 147   $ 112   $  20
                                                             =====   =====   =====



--------

   (1) In September 2008, MICC's parent, MetLife, completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA at December 31, 2008 include ceded premiums, ceded fees and ceded benefits of $3 million, $8 million and $15 million, respectively, and at December 31, 2007 include ceded premiums, ceded fees and ceded benefits of $3 million, $9 million and $8 million, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the balance sheets is as follows:

                                                                DECEMBER 31,
                                                    -----------------------------------
                                                          2009               2008
                                                    ----------------   ----------------
                                                    ASSUMED    CEDED   ASSUMED    CEDED
                                                    -------   ------   -------   ------
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables....................   $   30   $6,505    $   34   $6,187
Deferred policy acquisition costs.................      230     (399)      312     (279)
                                                     ------   ------    ------   ------
  Total assets....................................   $  260   $6,106    $  346   $5,908
                                                     ======   ======    ======   ======
LIABILITIES:
Future policy benefits............................   $   27   $   --    $   25   $   --
Other policyholder funds..........................    1,393      284     1,368      168
Other liabilities.................................        9    1,143         8      882
                                                     ------   ------    ------   ------
  Total liabilities...............................   $1,429   $1,427    $1,401   $1,050
                                                     ======   ======    ======   ======



     The Company had assumed, under a reinsurance contract, risks related to guaranteed minimum benefit guarantees issued in connection with certain variable annuity products from a joint venture owned by an affiliate of the Company. These risks were retroceded in full to another affiliate under a retrocessional agreement resulting in no impact on net investment gains (losses). Effective December 31, 2008, the retrocession was recaptured by the Company and a novation agreement was executed whereby, the affiliated retrocessionaire assumed the business directly from the joint venture. As a result of this recapture and the related novation, the Company no longer assumes from the joint venture or cedes to the affiliate any risks related to these guaranteed minimum benefit guarantees. Upon the recapture and simultaneous novation, the embedded derivative asset of approximately $626 million associated with the retrocession was settled by transferring the embedded derivative liability associated with the assumption from the joint venture to the new reinsurer. As per the terms of the recapture and novation agreement, the amounts were offset resulting in no net gain or loss. For the years ended December 31, 2008 and 2007, net investment gains (losses) included $170 million and ($113) million, respectively, in changes in fair value of such embedded derivatives. For the years ended December 31, 2008 and 2007, $64 million and $42 million, respectively, of bifurcation fees associated with the embedded derivatives were included in net investment gains (losses).

     The Company has also ceded risks to another affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $724 million and $2,038 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included ($1,452) million, $1,681 million, and $363 million, respectively, in changes in fair value of such embedded derivatives, as well as the associated bifurcation fees.

     Effective December 20, 2007, the Company recaptured two ceded blocks of business (the "Recaptured Business") from Exeter. The Recaptured Business consisted of two blocks of universal life secondary guarantee risk, one assumed from GALIC, and the other written by the Company. The recapture resulted in a pre-tax gain of $22 million for the year ended December 31, 2007. Concurrent with the recapture, the same business was ceded to MRV. The cession does not transfer risk to MRV and is therefore accounted for under the deposit method.

     Effective December 31, 2007, the Company entered into a reinsurance agreement to cede two blocks of business to MRV, on a 90% coinsurance with funds withheld basis. The agreement was amended in 2009 to include policies issued by the Company through December 31, 2009. Certain contractual features of this agreement qualify

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


as embedded derivatives, which are separately accounted for at estimated fair value on the Company's balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $11 million and $27 million at December 31, 2009 and 2008, respectively. The changes in fair value of the embedded derivatives, included in net investment gains (losses), were ($16) million and $27 million at December 31, 2009 and 2008, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLI-USA from MRV during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLI-USA from MRV by $180 million and $259 million at December 31, 2009 and 2008, respectively, and are considered unearned revenue and amortized over the life of the contract using the same assumption basis as the deferred acquisition cost in the underlying policies. The amortization of the unearned revenue associated with the experience refund was $36 million and $38 million at December 31, 2009 and 2008, respectively, and is included in universal life and investment-type product policy fees in the statement of operations. At December 31, 2009 and 2008, the unearned revenue related to the experience refund was $337 million and $221 million, respectively, and is included in other policyholder funds in the balance sheet.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $4.0 billion of unsecured affiliated reinsurance recoverable balances.

8.  LONG-TERM DEBT -- AFFILIATED

     At both December 31, 2009 and 2008, the Company had no outstanding long-term debt.

     With prior approval of the Delaware Commissioner of Insurance ("Delaware Commissioner"), in June 2008, the Company repaid a $400 million surplus note to MetLife, and $25 million and $10 million surplus notes to MetLife Investors Group, Inc.

     The Company had no interest expense related to indebtedness for the year ended December 31, 2009. Interest expense related to the Company's indebtedness, included in other expenses, was $13 million and $31 million for the years ended December 31, 2008 and 2007, respectively.

9.  INCOME TAX

     The provision for income tax is as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2009    2008   2007
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Current:
  Federal...................................................  $   8   $(131)  $ 20
  State and local...........................................     --      --     (1)
                                                              -----   -----   ----
     Subtotal...............................................      8    (131)    19
                                                              -----   -----   ----
Deferred:
  Federal...................................................   (193)    280     85
                                                              -----   -----   ----
Provision for income tax expense (benefit)..................  $(185)  $ 149   $104
                                                              =====   =====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                               2009   2008   2007
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $(134)  $174   $129
Tax effect of:
  Tax-exempt investment income..............................    (33)   (21)   (19)
  Prior year tax............................................    (18)    (2)     1
  Assignment fee............................................     --     --     (6)
  Other, net................................................     --     (2)    (1)
                                                              -----   ----   ----
Provision for income tax expense (benefit)..................  $(185)  $149   $104
                                                              =====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $259   $ --
  Net unrealized investment losses................................    18    148
  Loss and credit carryforwards...................................   118     88
  Other...........................................................     2      2
                                                                    ----   ----
                                                                     397    238
                                                                    ----   ----
Deferred income tax liabilities:
  DAC.............................................................   777    617
  Policyholder liabilities and receivables........................    --     64
  Investments, including derivatives..............................    20     21
                                                                    ----   ----
                                                                     797    702
                                                                    ----   ----
Net deferred income tax liability.................................  $400   $464
                                                                    ====   ====



     Net operating loss carryforwards amount to $134 million at December 31, 2009 and will expire beginning in 2028. Capital loss carryforwards amount to $64 million at December 31, 2009 and will expire beginning in 2011. Tax credit carryforwards amount to $49 million at December 31, 2009 and will expire beginning in 2017.

     The Company has not established a valuation allowance against the deferred tax asset of $18 million recognized in connection with unrealized losses at December 31, 2009. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company participates in a tax sharing agreement with MICC. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


federal tax expense. Pursuant to this tax sharing agreement, the amounts due to affiliates include $14 million for 2009 and the amounts due from affiliates include $137 million and $17 million for 2008 and 2007, respectively.

     Pursuant to Internal Revenue Service ("IRS") rules, MICC and its subsidiaries, including the Company, are excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of MICC. In 2011, MICC and its subsidiaries, including the Company, are expected to join the consolidated return and become a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. The IRS exam of the next audit cycle, years 2003 to 2005, is expected to begin in early 2010.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $50 million and $21 million, respectively, related to the separate account DRD. The 2009 benefit included a benefit of $17 million related to a true-up of the prior year tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 2    $ 1
  Premium tax offsets currently available for paid assessments.....     1     --
                                                                      ---    ---
                                                                       $3    $ 1
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................    $3    $ 1
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $439 million and $452 million at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were less than $1 million and $3 million at December 31, 2009 and 2008, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $125 million and $12 million at December 31, 2009 and 2008, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2009 and 2008.

11.  EQUITY

  CAPITAL CONTRIBUTIONS

     The Company received cash contributions of $575 million, $985 million and $250 million from MICC during the years ended December 31, 2009, 2008 and 2007, respectively.

  STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Delaware Department of Insurance has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Delaware. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net loss of the Company, a Delaware domiciled insurer, was $24 million, $482 million and $1,106 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $1,406 million and $761 million at December 31, 2009 and 2008, respectively.

  DIVIDEND RESTRICTIONS

     Under Delaware State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). The Company will be permitted to pay a dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2009, 2008 and 2007, the Company did not pay dividends to MICC. Because the Company's statutory unassigned funds surplus was negative as of December 31, 2009, the Company cannot pay any dividends in 2010 without prior regulatory approval.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2009    2008   2007
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 433   $(494)  $(27)
Income tax effect of holding gains (losses).................   (153)    173      9
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................     11      28     12
  Amortization of premiums and accretion of discounts
     associated with investments............................    (16)    (11)    (2)
  Income tax effect.........................................      2      (6)    (3)
Allocation of holding (gains) losses on investments relating
  to other policyholder amounts.............................    (59)     68      6
Income tax effect of allocation of holding (gains) losses to
  other policyholder amounts................................     21     (24)    (2)
                                                              -----   -----   ----
Other comprehensive income (loss)...........................  $ 239   $(266)  $ (7)
                                                              =====   =====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

12.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
Compensation...............................................  $  86   $  74   $  66
Commissions................................................    624     546     432
Affiliated interest expense on debt........................     --      13      31
Affiliated interest costs on ceded reinsurance.............     47      35     (22)
Amortization of DAC........................................    196     509     289
Capitalization of DAC......................................   (727)   (717)   (556)
Insurance tax..............................................     29      24      20
Other......................................................    358     328     277
                                                             -----   -----   -----
  Total other expenses.....................................  $ 613   $ 812   $ 537
                                                             =====   =====   =====



  Amortization and Capitalization of DAC

     See Note 5 for a rollforward of DAC including impacts of amortization and capitalization.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 7, 8 and 13 for discussion of affiliated expenses included in the table above.

13.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $188 million, $133 million and $149 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $91 million, $83 million and $76 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into marketing agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $151 million, $152 million and $121 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a distribution service agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


the terms of the agreement. MDC charged the Company $384 million, $307 million and $379 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, the Company has entered into service agreements with MDC, in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $39 million, $32 million and $36 million, included in other revenues, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a global service agreement with MetLife Services and Solutions, LLC ("MetLife Services") which provides financial control and reporting processes, as well as procurement services to support the activities of the Company. MetLife Services charged the Company $1 million and less than $1 million, included in other expenses, for services performed under the global service agreement for the years ended December 31, 2009 and 2008, respectively. The Company did not incur any such expenses for the year ended December 31, 2007.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Under the terms of the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $59 million, $60 million and $62 million, included in universal life and investment-type product policy fees, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company had net receivables from affiliates of $69 million and $108 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Notes 2 and 7 for additional related party transactions.

14.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 financial statements.

PART C.  OTHER INFORMATION

ITEM 26. EXHIBITS




        (a)          Resolution of the Board of Directors of MetLife Investors USA effecting the establishment of MetLife Investors USA Variable Life Account A 4
        (b)          None
        (c)  (i)     Principal Underwriter's and Selling Agreement (January 1, 2001) 2
             (ii)    Amendment to Principal Underwriter's and Selling Agreement (January 1, 2002) 2
             (iii)   Form of Retail Sales Agreement 5
             (iv)    Enterprise Selling Agreement dated February 2010 11
        (d)  (i)     Flexible Premium Variable Life Policy 8
             (ii)    Riders: Acceleration of Death Benefit Rider, Accidental
                     Death Benefit Rider, Children's Term Insurance Rider,
                     Guaranteed Minimum Death Benefit Rider, Guaranteed Survivor
                     Income Benefit Rider, Option to Purchase Additional
                     Insurance Coverage Rider, Option to Purchase Long-Term Care
                     Insurance Rider, Overloan Protection Rider, Waiver of
                     Monthly Deduction Rider, Waiver of Specified Premium Rider 8
        (e)          Enterprise Application for Policy 8
        (f)  (i)     Restated Articles of Incorporation of the Company 2
             (ii)    By-laws of the Company 2
             (iii)   Certificate of Amendment of Certificate of Incorporation
                     filed 10/01/79; Certificate of Change of Location of
                     Registered Office and/ or Registered Agent 2/8/80;
                     Certificate of Amendment of Certification on Incorporation
                     4/26/83; Certificate of Amendment of Certificate of
                     Incorporation 10/19/84; Certificate of Amendment of
                     Certificate of Incorporation 6/13/94; Certificate of
                     Amendment of Certificate of Incorporation of Security First
                     Life Insurance Company (name change to MetLife Investors
                     USA Insurance Company) 12/18/00. 2
        (g)  (i)     Reinsurance Agreement between MetLife Investors USA Insurance Company and
                     Metropolitan Life Insurance Company 1
             (ii)    Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd.1
        (h)  (i)     Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors,
                     LLC, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company (8/31/07) 7
             (ii)    Participation Agreement among Met Investors Series Trust, Met Investors Advisory
                     Corp, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company 2
             (iii)   Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and MetLife Investors USA Insurance Company dated April 30,
                     2003 6
             (iv)    First & Second Amendments to the Participation Agreement between Met Investors
                     Series Trust and MetLife Investors USA Insurance Company 10
             (v)     Amendment to the Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 9
        (i)          None
        (j)          None
        (k)          Opinion and Consent of Richard C. Pearson as to the legality of the securities being registered 9


        (l)          Actuarial Consent
        (m)(i)       Calculation Exhibit (ADG)
        (m)(ii)      Calculation Exhibit (IDG)
        (n)          Consent of Independent Auditors
        (o)          None
        (p)          None
        (q)          None
        (r)          Powers of Attorney


1 Incorporated herein by reference to Post-Effective Amendment No. 4 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed April 30, 2003.

2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed on July 15, 2004.

3 Incorporated herein by reference to Post-Effective Amendment No 14 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed October 7, 2005.

4 Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File 333-131665) filed on February 8, 2006.

5 Incorporated herein by reference to Post-Effective Amendment No.19 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464 and 811-03365) as filed on April 24, 2006.

6 Incorporated herein by reference to Post-Effective Amendment No. 1 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-125756) filed on April 24, 2006.

7 Incorporated herein by reference to Post-Effective Amendment No. 26 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464) filed on October 31, 2007.

8 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed on November 19, 2007.


9 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed April 4, 2008.





10 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 22, 2009.



11 Incorporated herein by reference to Post-Effective Amendment No. 35 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54466) filed April 22, 2010.




ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life insurance contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address                       Positions and Offices with Depositor
-------------------------------------------------------   ------------------------------------


Michael K. Farrell                                        Chairman of the Board, President, Chief Executive
10 Park Avenue                                            Officer and Director
Morristown, NJ 07962

Susan A. Buffum                                           Director
10 Park Avenue
Morristown, NJ 07962


Elizabeth M. Forget                                       Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

George Foulke                                             Director
334 Madison Avenue
Convent Station, NJ 07961

Jay S. Kaduson                                            Vice President and Director
10 Park Avenue
Morristown, NJ 07962

Bennett D. Kleinberg
1300 Hall Boulevard
Bloomfield, CT 06002

Richard C. Pearson                                        Vice President, Associate General Counsel, Secretary
5 Park Plaza, Suite 1900                                  and Director
Irvine, CA 92614

Paul A. Sylvester                                         Director
10 Park Avenue
Morristown, NJ 07962

Jeffrey A. Tupper                                         Assistant Vice President and Director
5 Park Plaza, Suite 1900
Irvine, CA 92614

Kevin J. Paulson                                          Senior Vice President
4700 Westown Parkway
West Des Moines, IA 50266

James J. Reilly                                           Vice President- Finance (principal financial officer)
501 Boylston Street
Boston, MA 02116


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     The Registrant is a separate account of MetLife Investors USA Insurance Company under the Delaware insurance law. MetLife Investors USA Insurance Company is a wholly-owned direct subsidiary of MetLife Insurance Company of Connecticut which is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2009

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2009. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9.    MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil)

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Singapore)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)


            c)    MetLife Limited (Hong Kong)


      20.   MetLife NC Limited (Ireland)


      21.   MetLife Europe Services Limited (Ireland)


      22.   Metropolitan Realty Management, Inc. (DE)

            a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by
               Metropolitan Realty Management, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

            b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by
               Metropolitan Realty Management, Inc. and 2% is owned by MetLife International Holdings, Inc.

            c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan
               Realty Management, Inc. and 1.29459% is owned by MetLife International Holdings, Inc.

               1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                    a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

               2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      23.   MetLife International Limited, LLC (DE)

      24. MetLife Planos Odontologicos Ltda. (Brazil) 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      25.   MetLife Global Holdings Corporation (Mexico)

      26.   MetLife Ireland Holdings One Limited (Ireland)

      27.   MetLife Ireland Holdings Two Limited (Ireland)

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   Bond Trust Account A (MA)

      19.   MetLife Investments Asia Limited (Hong Kong).

      20. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      21. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      23.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (Caman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      41.   MLIC Asset Holdings, LLC (DE)

      42.   85 Broad Street Mezzanine LLC (CT)

            (a)   85 Broad Street LLC (DE)

      43.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      44. CML Columbia Park Fund I LLC (DE)- 24% of membership interest is held by MetLife Insurance Company of Connecticut, 76% of membership interest is held by Metropolitan Life Insurance Company.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

            b)    ML/VCC Gilroy, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   Tribeca Distressed Securities, L.L.C. (DE)

      18.   MetLife Investors USA Insurance Comapny (DE)

      19.   TLA Holdings II LLC (DE)

      20.   TLA Holdings III (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)


1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife, Inc. are covered. A provision in MetLife, Inc's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law hereafter is amended to authorized further limitations of the liability of a director of a corporation, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (except Registrant):

Met Investors Series Trust, Metropolitan Series Fund, Inc., Metropolitan Life Separate Account E, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Accounts One & Two.


     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


                                                        Positions and Offices with
Name and Principal Business Address                     Principal Underwriter
-----------------------------------                     ------------------------------------

Michael K. Farrell **                                   Director
Elizabeth M. Forget ***                                 Executive Vice President
Peter Gruppuso ****                                     Vice President, Chief Financial Officer
Paul A. LaPiana *                                       Executive Vice President, National Sales
                                                        Manager-Life
Craig W. Markham ****                                   Director
Richard C. Pearson *                                    Executive Vice President, General Counsel and
                                                        Secretary



Paul A. Sylvester *                                     President, National Sales Manager-Annuities & LTC
William J. Toppeta ***                                  Director



* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, 10 Park Avenue, Morristown, NJ 07962



*** MetLife, 1095 Avenue of the Americas, New York, NY 10036



**** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830

     (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                                           (3)
                                   (2)               Compensation on                                     (5)
          (1)                Net Underwriting      Events Occasioning             (4)
   Name of Principal          Discounts and        the Deduction of a                                   Other
      Underwriter              Commissions         Deferred Sales Load   Brokerage Commissions      Compensation
   -----------------         ----------------      -------------------   ---------------------      ------------

MetLife Investors
Distribution Company            $26,019,066                --                     --                     --



Commissions are paid by the Company directly to agents who are registered representatives of broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:



     (a)      Registrant

     (b)      MetLife Investors USA Insurance Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (c)      MetLife Investors Distribution Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (d)      Metropolitan Life Insurance Company
              200 Park Avenue
              New York, New York 10066


ITEM 32. MANAGEMENT SERVICES

         Not applicable

ITEM 33. FEE REPRESENTATION

     MetLife Investors USA Insurance Company represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife Investors USA Insurance Company.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors USA Variable Life Account A, certifies that it meets all the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Irvine, and the State of California on the 22nd day of April, 2010.



                                   MetLife Investors USA Variable Life Account A

                                   By:  MetLife Investors USA Insurance Company


                                   By: /s/ Richard C. Pearson
                                   ---------------------------------------------
                                           Richard  C. Pearson
                                           Vice President and Associate General
                                           Counsel

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors USA Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Irvine, and the State of California on the 22nd day of April, 2010.


                                MetLife Investors USA Insurance Company


                                BY: /s/ Richard C. Pearson
                                    --------------------------------------------
                                    Richard C. Pearson
                                    Vice President and Associate General Counsel



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on April 22, 2010.




       SIGNATURES                                               TITLE


/s/ Michael K, Farrell *                         Chairman of the Board, President and Chief Executive Officer
-----------------------------------
Michael K. Farrell

/s/ Susan A. Buffum *                            Director
-----------------------
Susan A. Buffum

/s/ James J. Reilly *                            Vice President- Finance (principal financial officer)
----------------------------------
James J. Reilly

/s/ Elizabeth M. Forget*                         Director and Executive Vice President
----------------------------------
Elizabeth M. Forget

/s/ George Foulke *                              Director
-----------------------
George Foulke

/s/ Jay S. Kaduson *                             Director and Vice President
-----------------------
Jay S. Kaduson

/s/ Bennett D. Kleinberg *                       Director
----------------------------------
Bennett D. Kleinberg

/s/ Richard C. Pearson *                         Director, Vice President, Associate General Counsel and
----------------------------------
Richard C. Pearson                               Secretary

/s/ Paul A. Sylvester *                          Director and Vice President
----------------------------------
Paul A. Sylvester

/s/ Jeffrey A. Tupper *                          Director and Assistant Vice President
----------------------------------
Jeffrey A. Tupper




                                      By:     /s/ John E. Connolly, Jr.
                                         ---------------------------------------
                                         John E. Connolly, Jr., Attorney-in-fact

* MetLife Investors USA Insurance Company. Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  Exhibit Index




       (l)        Actuarial Opinion and Consent

       (m)(i)     Calculation Exhibit (ADG)

       (m)(ii)    Calculation Exhibit (IDG)

       (n)        Consent of Independent Registered Public Accounting Firm
                  (Deloitte & Touche LLP)

       (r)        Powers of attorney